UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10385

Pacific Funds
(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of principal executive offices)

Robin S. Yonis
Vice President and Investment Counsel of
Pacific Life Insurance Company
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and address of agent for service)

Copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 Eye Street, N.W.
Washington D.C. 20006-2401

          Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: March 31

Date of reporting period: April 1, 2003 – March 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Annual Report to Shareholders of the Pacific Funds for the fiscal year ended March 31, 2004.

As of March 31, 2004

ANNUAL REPORT

PACIFIC FUNDS

PACIFIC FUNDS

To Our Pacific Funds Shareholders:

          We’ve prepared the enclosed investment results for each of the funds for the past 12 months.  Each of the fund managers has prepared a discussion regarding the performance of the funds they manage, including commentary discussing positive and negative factors affecting performance.

          The opinions contained in this report are those of the fund managers as of March 31, 2004, and are subject to change at any time. Market and economic conditions and portfolio holdings and investment sectors are subject to change daily. All information provided is for informational purposes only and should not be construed as a recommendation to buy or sell any particular security or fund.

          Thank you for investing in Pacific Funds.  We appreciate your confidence and look forward to serving your financial needs in the years to come.

Thomas C. Sutton	Glenn S. Schafer
Chairman of the Board	President

PACIFIC FUNDS PERFORMANCE DISCUSSION

The Portfolio Optimization Funds
PF Portfolio Optimization Models A – E

          The Portfolio Optimization Funds are five funds, PF Portfolio Optimization Models A – E, which commenced operations on December 31, 2003. The five PF Portfolio Optimization funds invest in various Pacific Funds to achieve specified target asset allocations to accomplish the risk/return profile for that particular PF Portfolio Optimization Model fund. Each PF Portfolio Optimization Model fund is designed to optimize returns for a given level of risk or minimize risk for a given level of return. The market conditions noted below affected each of the PF Portfolio Optimization Model funds.

Market Conditions

          The U.S. gross domestic product (GDP) grew at a 4.1% rate during the fourth quarter of 2003 and a 3.1% rate for the entire year of 2003, showing that the economic environment is improving. Growth in corporate profitability is the most important factor arguing for sustained strong recovery. Highly stimulative monetary and fiscal policy continue to provide support for an economic recovery. Going forward however, the easy stance of both monetary and fiscal policy may give rise to higher inflation.

          During the first quarter of 2004 the equity markets started off strong, but the early gains evaporated during the month of March. Geopolitical conflicts and slower than expected employment growth added some uncertainty to the markets causing stocks to sell off, as both individual and institutional investors became more risk averse. Fixed-income portfolios benefited from low interest rates throughout the first quarter of 2004. Generally, fixed-income securities outperformed domestic equities, while international equities outperformed their domestic counterparts. Within domestic equities, value-oriented stocks outperformed growth-oriented stocks and small-capitalization stocks outperformed large-capitalization stocks.

          Despite U.S. stock market performance during the first quarter of 2004 being relatively flat, we at Pacific Life Insurance Company (Pacific Life) believe long-term investors should maintain a diversified portfolio stance, which includes exposure to multiple asset classes, to diversify risk.

Performance

          Since the performance of each PF Portfolio Optimization Model fund is a composite of the performance of each of the underlying funds in which it invests, which includes money market, a variety of bond, a variety of domestic equity, and possibly international funds, there is no one broad-based industry index to use as a comparison to a PF Portfolio Optimization Model fund’s performance. Therefore, we have provided information regarding two broad-based indices to use to compare to each fund’s performance.

          In addition, to assist in performance comparisons, composite benchmark indices were constructed for each PF Portfolio Optimization Model fund, each comprised of the four broad-based indices shown below. The composite benchmark indices were constructed with allocations to each asset class that correspond to the target allocations for the Portfolio Optimization funds. The percentage allocation of the four broad-based indices in each model composite benchmark index is noted in the footnote to each performance graph. However, the actual allocation of any Portfolio Optimization fund will naturally vary from these targets as a result of market performance over time.

The performance of these four broad-based indices for the period December 31, 2003 to March 31, 2004 is shown in the table below:

Broad-Based Indices	3-Month Performance as of 3-31-04

Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)** (U.S. Stocks)	1.69%
Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index)** (International Stocks)	4.34%
Lehman Brothers Government/Credit Index** (Fixed Income)	3.08%
Merrill Lynch 30-day Treasury Bill Index** (Cash)	0.24%

          It should be noted that the benchmark indices for the underlying Pacific Funds may differ from the Portfolio Optimization broad-based indices.

          The Portfolio Optimization Funds had investments in the following underlying funds, which helped performance.

Underlying Funds	Since Inception (12/31/03) Performance as of 3-31-04

PF Salomon Brothers Large-Cap Value Class A* (U.S. Stocks)	2.72%
PF Van Kampen Mid-Cap Growth Class A* (U.S. Stocks)	5.40%
PF Van Kampen Comstock Class A* (U.S. Stocks)	2.90%
PF PIMCO Inflation Managed Class A* (Fixed Income)	5.00%

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

          The Portfolio Optimization funds had investments in the following underlying funds, which hurt performance.

Underlying Funds	Since Inception (12/31/03) Performance as of 3-31-04

PF Goldman Sachs Short Duration Bond Class A* (Fixed Income)	0.90%
PF AIM Blue Chip Class A* (U.S. Stocks)	0.69%
PF Lazard International Value Class A* (International Stocks)	0.76%

PF Portfolio Optimization Model A Fund

Q. How did the fund perform for the period ended March 31, 2004?

A. For the period ended March 31, 2004, the PF Portfolio Optimization Model A returned 1.50%* for Class A, compared to a 1.69%** return for the S&P 500 Index, a 3.08%** return for the Lehman Brothers Government/Credit Index, and a 2.40%**** return for the Model A Composite Benchmark Index.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Total Returns (Non-Annualized) for the Period Ended March 31, 2004

PF Portfolio Optimization Model A	Class A	Class B	Class C

Since Inception:
Without sales charge*	1.50%	1.40%	1.30%
With maximum sales charge***	-4.06%	-3.60%	-0.69%
PF Lehman Brothers Government/Credit Index**	3.08%
S&P 500 Index**	1.69%
Model A Composite Benchmark Index****	2.40%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both the positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. PF Portfolio Optimization Model A invests primarily in four fixed income funds, including a money market fund, with small allocations to domestic and international equity funds. Since its inception on December 31, 2003, the fund’s assets have grown to over $6 million.

          The fund’s allocations to the money market and fixed income funds, which represent a combined 80% of the overall fund, held back fund performance versus the fund’s composite benchmark index. Generally, longer maturity issues outperformed shorter maturities during the first quarter of 2004. The fund’s significant allocation to the PF Goldman Sachs Short Duration Bond Fund underperformed the Lehman Brothers Government/Credit Index while investments in the PF PIMCO Inflation Managed Fund helped performance versus the fund’s composite benchmark index.

          Overall, the fund’s limited domestic equity allocations contributed positively to fund performance versus the fund’s composite benchmark index, while the fund’s international equity allocations, although positive, underperformed when compared to the MSCI EAFE Index.

PF Portfolio Optimization Model B Fund

Q. How did the fund perform for the period ended March 31, 2004?

A. For the period ended March 31, 2004, the PF Portfolio Optimization Model B returned 1.40%* for Class A, compared to a 1.69%** return for the S&P 500 Index, a 3.08%** return for the Lehman Brothers Government/Credit Index, and a 2.43%***** return for the Model B Composite Benchmark Index.

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

****	The index is comprised of 19% Merrill Lynch 30-day Treasury Bill Index, 61% Lehman Brothers Government/Credit Index, 15% S&P 500 Index, and 5% MSCI EAFE Index.

*****	The index is comprised of 12% Merrill Lynch 30-day Treasury Bill Index, 46% Lehman Brothers Government/Credit Index, 32% S&P 500 Index, and 10% MSCI EAFE Index.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Total Returns (Non-Annualized) for the Period Ended March 31, 2004

PF Portfolio Optimization Model B	Class A	Class B	Class C

Since Inception:
Without sales charge*	1.40%	1.30%	1.30%
With maximum sales charge***	-4.16%	-3.70%	-0.69%
PF Lehman Brothers Government/Credit Index**	3.08%
S&P 500 Index**	1.69%
Model B Composite Benchmark Index****	2.43%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both the positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. PF Portfolio Optimization Model B invests the majority of its assets in four fixed income funds, including a money market fund, with the remaining allocations invested in domestic and international equity funds. Since its inception on December 31, 2003, the fund’s assets have grown to over $13 million.

          The fund’s allocations to the money market, fixed income and international funds, which represent a combined target allocation of 68% of the overall fund, held back fund performance versus the composite benchmark index. Generally, longer maturity issues outperformed shorter maturities during the first quarter of 2004. The fund’s investments in the PF Goldman Sachs Short Duration Bond Fund underperformed the Lehman Brothers Government/Credit Index, while investments in the PF PIMCO Inflation Managed Fund helped performance versus the fund’s composite benchmark index.

          Overall, the fund’s domestic equity allocations contributed positively to fund performance versus the composite benchmark index, while the fund’s international equity allocations, although positive, lagged when compared to the MSCI EAFE Index.

PF Portfolio Optimization Model C Fund

Q. How did the fund perform for the period ended March 31, 2004?

A. For the period ended March 31, 2004, the PF Portfolio Optimization Model C returned 1.40%* for Class A, compared to a 1.69%** return for the S&P 500 Index, a 3.08%** return for the Lehman Brothers Government/Credit Index, and a 2.52%***** return for the Model C Composite Benchmark Index.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

****	The index is comprised of 12% Merrill Lynch 30-day Treasury Bill Index, 46% Lehman Brothers Government/Credit Index, 32% S&P 500 Index, and 10% MSCI EAFE Index.

*****	The index is comprised of 4% Merrill Lynch 30-day Treasury Bill Index, 36% Lehman Brothers Government/Credit Index, 46% S&P 500 Index, and 14% MSCI EAFE Index.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Total Returns (Non-Annualized) for the Period Ended March 31, 2004

PF Portfolio Optimization Model C	Class A	Class B	Class C

Since Inception:
Without sales charge*	1.40%	1.30%	1.20%
With maximum sales charge***	-4.16%	-3.70%	-0.79%
PF Lehman Brothers Government/Credit Index**	3.08%
S&P 500 Index**	1.69%
Model C Composite Benchmark Index****	2.52%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both the positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. PF Portfolio Optimization Model C invests in eight domestic and international equity funds, with smaller allocations to fixed income and money market funds. Since its launch on December 31, 2003, the fund’s assets have grown to over $35 million.

          The fund’s domestic equity allocations, representing 46% of the fund’s target allocations, contributed positively to fund performance versus the composite benchmark index. Generally, smaller-capitalization stocks and value-oriented stocks drove performance during the first quarter of 2004. The fund’s investments in the PF Van Kampen Mid-Cap Growth Fund and the PF Salomon Brothers Large-Cap Value Fund outperformed relative to the S&P 500 Index.

          The fund’s allocations to the money market fund and fixed income funds, which represent a combined target allocation of 40% of the overall fund, held back fund performance versus the composite benchmark index. In particular, the fund’s investments in the PF Goldman Sachs Short Duration Bond Fund underperformed the Lehman Brothers Government/Credit Index, while investments in the PF PIMCO Inflation Managed Fund helped performance versus the fund’s composite benchmark index. The fund’s international equity allocations underperformed relative to the MSCI EAFE Index.

PF Portfolio Optimization Model D Fund

Q. How did the fund perform for the period ended March 31, 2004?

A. For the period ended March 31, 2004, the PF Portfolio Optimization Model D returned 1.10%* for Class A, compared to a 1.69%** return for the S&P 500 Index, a 3.08%** return for the Lehman Brothers Government/Credit Index, and a 2.49%***** return for the Model D Composite Benchmark Index.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Total Returns (Non-Annualized) for the Period Ended March 31, 2004

PF Portfolio Optimization Model D	Class A	Class B	Class C

Since Inception:
Without sales charge*	1.10%	1.00%	0.90%
With maximum sales charge***	-4.44%	-4.00%	-1.09%
PF Lehman Brothers Government/Credit Index**	3.08%
S&P 500 Index**	1.69%
Model D Composite Benchmark Index*****	2.49%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both the positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. PF Portfolio Optimization Model D invests primarily in nine domestic and international equity funds, with small allocations to three fixed income funds. Since its launch on December 31, 2003, the fund’s assets have grown to over $33 million.

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

****	The index is comprised of 4% Merrill Lynch 30-day Treasury Bill Index, 36% Lehman Brothers Government/Credit Index, 46% S&P 500 Index, and 14% MSCI EAFE Index.

*****	The index is comprised of 2% Merrill Lynch 30-day Treasury Bill Index, 20% Lehman Brothers Government/Credit Index, 58% S&P 500 Index, and 20% MSCI EAFE Index.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

          The fund’s domestic equity allocations, representing 58% of the fund’s target allocations, contributed positively to fund performance versus the fund’s composite benchmark index. Generally, smaller-capitalization stocks and value-oriented stocks drove performance during the first quarter of 2004. The fund’s investments in the PF Van Kampen Mid-Cap Growth Fund and the PF Salomon Brothers Large-Cap Value Fund outperformed relative to the S&P 500 Index.

          The fund’s international equity allocations, representing 20% of the fund’s target allocation held back fund performance versus the fund’s composite benchmark index. The fund’s investment in the PF Lazard International Value Fund trailed the MSCI EAFE Index.

          The fund’s target allocations to fixed income funds, representing 22% of the fund’s target allocations, underperformed relative to the Lehman Brothers Government/Credit Index.

PF Portfolio Optimization Model E Fund

Q. How did the fund perform for the period ended March 31, 2004?

A. For the period ended March 31, 2004, the PF Portfolio Optimization Model E returned 0.80%* for Class A, compared to a 1.69%** return for the S&P 500 Index, a 3.08%** return for the Lehman Brothers Government/Credit Index, and a 2.37%**** return for the Model E Composite Benchmark Index.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Total Returns (Non-Annualized) for the Period Ended March 31, 2004

PF Portfolio Optimization Model E	Class A	Class B	Class C

Since Inception:
Without sales charge*	0.80%	0.70%	0.70%
With maximum sales charge***	-4.73%	-4.30%	-1.29%
PF Lehman Brothers Government/Credit Index**	3.08%
S&P 500 Index**	1.69%
Model E Composite Benchmark Index****	2.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both the positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. PF Portfolio Optimization Model E invests primarily in nine domestic and international equity funds. Since its launch on December 31, 2003, the fund’s assets have grown to over $18 million.

          The fund’s domestic equity allocations, representing 69% of the fund’s target allocations, contributed positively to fund performance versus the composite benchmark index. Generally, smaller-capitalization stocks and value-oriented stocks drove performance during the first quarter of 2004. The fund’s investments in the PF Van Kampen Mid-Cap Growth Fund and the PF Salomon Brothers Large-Cap Value Fund outperformed relative to the S&P 500 Index.

          The fund’s international equity allocations, representing 23% of the fund’s target allocation, held back fund performance versus the fund’s composite benchmark index. The fund’s investments in the PF Lazard International Value Fund trailed the MSCI EAFE Index.

PF AIM Blue Chip Fund

Q. How did the fund perform over the year ended March 31, 2004?

A. For the year ended March 31, 2004, the fund’s Class A returned 26.58%* compared to a 35.10%** return for its benchmark, the S&P 500 Index. Complete performance information for all classes is included in the following table.

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

****	The index is comprised of 2% Merrill Lynch 30-day Treasury Bill Index, 6% Lehman Brothers Government/Credit Index, 69% S&P 500 Index, and 23% MSCI EAFE Index.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the S&P 500 Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2004

PF AIM Blue Chip Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	26.58%	26.19%	26.07%
With maximum sales charge***	19.60%	21.19%	23.82%
S&P 500 Index**	35.10%
Since Inception:
Without sales charge*	0.94%	0.42%	0.40%
With maximum sales charge***	-1.32%	-1.19%	0.00%
S&P 500 Index**	4.95%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. During the one-year period ending on March 31, 2004, following a quick end to the major conflict in Iraq, the financial markets rallied, while the U.S. economy and corporate earnings environment improved considerably. All of the major market indices posted significant gains for the first time in over three years. The NASDAQ Composite Stock Index (NASDAQ) led the way, returning 48.69%**, followed by the S&P 500 Index at 35.10%**, and the Dow Jones Industrial Average (DJIA), which increased by 32.50%**. All of the sectors within the Russell 3000 Index were in positive territory, with information technology, materials, consumer discretionary, and financials as the best performers. Small-capitalization stocks significantly outperformed large-capitalization stocks, and the value style of investing outperformed the growth style during this period.

          GDP growth strengthened throughout 2003 with growth of 3.3% in the second quarter, a very robust 8.2% in the third quarter, and a healthy 4.1% in the fourth quarter. GDP growth in the first quarter of 2004 is also expected to be strong, somewhere between 4% and 5%.

          The tax cut package enacted by Congress in May of 2003 is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half of 2003 included immediate wage rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

          Employment growth was sluggish at the beginning of the period, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.3% in the summer of 2003, and stabilized slightly by the end of the period at 5.7% in March of 2004. The Institute for Supply Management’s Index, a measure of manufacturing activity, was subdued in the second quarter of 2003, dipping below 50, which is consistent with slower economic growth, but it later began to surge and has now remained above 60 for five consecutive months as of March 31, 2004.

          In order to further promote economic growth, the Federal Reserve Board (Fed) continued in an accommodative mode, setting the Fed Funds rate at 1.00%, in the June Federal Open Market Committee (FOMC) meeting, the lowest rate in 45 years.

          The economic recovery brought improved earnings fundamentals and a positive outlook for many of the companies in this fund’s universe, and almost all holdings were rewarded with positive returns for the period. On average, the fund held an overweight position in the information technology sector, and held slight underweight positions in industrials, consumer staples, telecommunication services, materials, and utilities stocks relative to its benchmark index.

          During the period, the fund underperformed its benchmark index largely due to a combination of stock selection and an underweight position in industrials stocks, as this sector performed very well during the period. Stock selections in the financials and consumer staples sectors also detracted from performance when compared to the S&P 500 Index. On the other hand, good stock picks in the health care sector made a positive contribution to the fund’s performance relative to the benchmark. Within this sector, health care equipment and supply companies benefited the fund the most, as this industry posted a significant gain during the year. Although stock selections in financials detracted from performance relative to the benchmark index, this sector made a significant contribution to the fund’s absolute return for the period, as did holdings in

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

information technology stocks, especially within the semiconductor and semiconductor equipment industry.

          As the economy was turning towards a recovery during much of the period, investors focused on the most economically sensitive segment of the market. Therefore, more volatile, lower quality cyclical stocks were favored; and these companies are predominantly found in the mid- and small-capitalization segment of the market. While the fund was positioned for an economic recovery, and followed the improving earnings fundamentals in many sectors, the overall strategy continued to focus on large-capitalization, high-quality, long-term market leaders from all sectors of the market. Ultimately, this limited the fund’s ability to fully participate in the rally, which was characterized by more economically sensitive and speculative stocks in the lower market-capitalization range of the S&P 500 Index.

          The top five contributors to the fund’s return for the period were Citigroup, Inc., Cisco Systems, Inc., Boston Scientific Corp., Intel Corp., and The Home Depot, Inc. The bottom five contributors were Johnson & Johnson, HCA, Inc., Forest Laboratories, Inc., Kohl’s Corp., and Lilly Eli & Co.

PF AIM Aggressive Growth Fund

Q. How did the fund perform over the year ended March 31, 2004?

A. For the year ended March 31, 2004, the fund’s Class A returned 34.23%* compared to a 59.47%** return for its benchmark, the Russell 2500 Growth Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the Russell 2500 Growth Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2004

PF AIM Aggressive Growth Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	34.23%	33.61%	33.57%
With maximum sales charge***	26.84%	28.61%	31.19%
Russell 2500 Growth Index**	59.47%
Since Inception:
Without sales charge*	6.19%	5.69%	5.75%
With maximum sales charge***	3.82%	4.20%	5.33%
Russell 2500 Growth Index**	13.69%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. During the one-year period ending on March 31, 2004, following a quick end to the major conflict in Iraq, the financial markets rallied, while the U.S. economy and corporate earnings environment improved considerably. All of the major market indices posted significant gains for the first time in over three years. The NASDAQ led the way, returning 48.69%**, followed by the S&P 500 Index at 35.10%**, and the DJIA, which increased by 32.50%**. All of the sectors within the Russell 3000 Index were in positive territory, with information technology, materials, consumer discretionary, and financials as the best performers. Small capitalization stocks significantly outperformed large-capitalization stocks, and the value style of investing outperformed the growth style during this period.

          GDP growth strengthened throughout 2003 with growth of 3.3% in the second quarter, a very robust 8.2% in the third quarter, and a healthy 4.1% in the fourth quarter. GDP growth in the first quarter of 2004 is also expected to be strong, somewhere between 4% and 5%.

          The tax cut package enacted by Congress in May is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half of 2003 included immediate wage rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

          Employment growth was sluggish at the beginning of the period, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.3% in the summer of 2003, and stabilized slightly by

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

the end of the period at 5.7% in March. The Institute for Supply Management’s Index, a measure of manufacturing activity, was subdued in the second quarter of 2003, dipping below 50, which is consistent with slower economic growth, but it later began to surge and has now remained above 60 for five consecutive months.

          In order to further promote economic growth, the Fed continued in an accommodative mode, setting the Fed Funds rate at 1.00%, a rate set in the June FOMC meeting, and the lowest rate in 45 years.

          At the beginning of the period, before the war in Iraq ended, the fund was positioned somewhat defensively, with core holdings, as managers at AIM waited for the imminent economic recovery. A quick resolution to the war caused a sharp rally in the market in April and May. The fund underperformed during these months, as it did not have the risk and volatility that the market quickly gravitated toward. As the period progressed, managers became more offensive, and transitioned the fund from a cyclically defensive posture to a more aggressive posture. During the period, the fund’s holdings in information technology, consumer discretionary, and industrials were increased as earnings fundamentals within these sectors began to improve.

          During the period, the fund underperformed its benchmark index. While the fund’s overall return was positive for this period, a lack of exposure to more volatile, lower quality stocks detracted significantly from performance when compared to the benchmark index. In terms of sectors, the fund’s underperformance was largely due to stock selection in information technology. Within this sector, stock selections and an underweight position versus the benchmark in semiconductors and semiconductor equipment stocks detracted the most from performance when compared to the benchmark. Stock picks in the health care sector also hurt relative performance, mainly due to a lack of exposure to biotechnology stocks, which performed very well during the period. Although health care and information technology stocks detracted from performance when compared to the Russell 2500 Growth Index, these sectors made significant contributions to the fund’s overall return. Companies in the consumer discretionary sector, especially specialty retail stocks, also contributed positively to fund performance on an absolute basis during the period.

          The top five contributors for the period were UTStarcom, Inc., Robert Half International, Inc., Fastenal Co., Caremark Rx, Inc., and Fisher Scientific International, Inc. The bottom five contributors were SanDisk Corp., Foundry Networks, Inc., Cytyc Corp., Alliant Techsystems, Inc., and JDS Uniphase Corp.

PF Goldman Sachs Short Duration Bond Fund

Q. How did the fund perform for the period ended March 31, 2004?

A. The PF Goldman Sachs Short Duration Bond Fund commenced operations on December 31, 2003. For the period since inception through March 31, 2004, the Class A returned 0.90%* compared to a 1.00%** return for its benchmark, the Merrill Lynch 1-3 Year Treasury Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the Merrill Lynch 1-3 Year Treasury Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Total Returns (Non-Annualized) for the Period Ended March 31, 2004

PF Goldman Sachs Short Duration Bond Fund	Class A	Class B	Class C

Since Inception:
Without sales charge*	0.90%	0.80%	0.80%
With maximum sales charge***	-4.63%	-4.20%	-1.19%
Merrill Lynch 1-3 Year Treasury Index**	1.00%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. U.S. data releases have indicated a slight moderation of economic conditions this year following a period of very strong growth in the latter half of 2003 (prior to the inception of this fund). Mixed economic data drove U.S. Treasury yields lower over the reporting period. Despite gains in manufacturing, personal consumption, and productivity, Treasury yields rallied during the first quarter in response to weaker-than-expected employment growth. In addition, equity market volatility and the reemergence of the geopolitical tensions after the Madrid bombing put downward pressure on yields. The Fed held the Fed Funds rate at 1.00% throughout the first quarter of 2004 and maintained its balanced risk assessment. At the end of 2003, the Fed’s stance with regards to monetary policy was accommodative, stating at its December meeting “with inflation quite low and resources slack, the Committee believes that policy accommodation can be maintained for a considerable period”. As indications of a strengthening economy persisted in 2004, the Fed withdrew the “considerable period” language from its policy statement in January, however, reiterated at a subsequent meeting its ability to remain “patient” with regards to raising rates due to low inflationary pressure and excess slack.

          In managing the fund Goldman Sachs Asset Management, L.P. (Goldman Sachs) investment philosophy focuses on consistently adding value through a disciplined investment approach. We at Goldman Sachs seek to employ a diversified set of strategies, using a dual top-down and bottom-up approach to maximize total return, while limiting risk to principal. The fund maintains a high credit quality bias focusing on a combination of sector rotation, security selection, and yield curve positioning strategies to add value. The fund currently has exposure to the Treasury and agency sectors of the fixed income market. Within agencies, security selection strategies focus on agency debentures. Relative to the benchmark index, the fund is currently targeting a short duration position, due to our view on growth and inflation.

PF INVESCO Health Sciences Fund

Q. How did the fund perform over the year ended March 31, 2004?

A. For the year ended March 31, 2004, the fund’s Class A returned 28.43%* compared to a 35.10%** return for its benchmark, the S&P 500 Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the S&P 500 Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2004

PF INVESCO Health Sciences Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	28.43%	27.81%	27.78%
With maximum sales charge***	21.44%	22.81%	25.54%
S&P 500 Index**	35.10%
Since Inception:
Without sales charge*	1.97%	1.42%	1.46%
With maximum sales charge***	-0.31%	-0.16%	1.06%
S&P 500 Index**	4.95%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. During the one-year period ending on March 31, 2004, following the end of major combat in Iraq, the financial markets rallied, while the U.S. economy and corporate earnings environment improved considerably. All of the major market indices posted significant gains for the first time in over three years. The NASDAQ led the way, returning 48.69%**, followed by the S&P 500 Index at 35.10%**, and the DJIA, which increased by 32.50%**. All of the sectors within the Russell 3000 Index were in positive territory, with information technology, materials, consumer discretionary, and financials as the best performers. Small-capitalization stocks significantly outperformed large-capitalization stocks, and the value style of investing outperformed the growth style during this period.

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

          GDP growth strengthened throughout 2003 with growth of 3.3% in the second quarter, a very robust 8.2% in the third quarter, and a healthy 4.1% in the fourth quarter. GDP growth in the first quarter of 2004 is also expected to be strong, somewhere between 4% and 5%.

          The tax cut package enacted by Congress in May of 2003 is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half of 2003 included immediate wage rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

          Employment growth was sluggish at the beginning of the period, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.3% in the summer of 2003, and stabilized slightly by the end of the period at 5.7% in March. The Institute for Supply Management’s Index, a measure of manufacturing activity, was subdued in the second quarter of 2003, dipping below 50, which is consistent with slower economic growth, but it later began to surge and has now remained above 60 for five consecutive months as of March 31, 2004.

          In order to further promote economic growth, the Fed continued in an accommodative mode, setting the Fed Funds rate at 1.00%, in the June FOMC meeting, the lowest rate in 45 years.

          For the one-year period ended March 31, 2004, the fund slightly underperformed its benchmark index. In managing the fund, we at INVESCO Funds Group, Inc. (INVESCO) concentrated the fund’s holdings in the pharmaceuticals industry, and also held large weightings relative to its benchmark in the managed health care and health care equipment industries.

          The health care sector posted gains for the twelve-month period, although it was one of the lower performing industries in the market. While pharmaceutical stocks underperformed the broad market, the industry got a boost from the passage of the $400 billion Medicare bill in the fourth quarter of 2003. Pharmaceutical stocks positively contributed to the fund’s performance during the period; however, several holdings in the industry such as Johnson & Johnson and Merck & Co., Inc., posted disappointing losses. Health care equipment stocks also positively contributed to the fund’s performance as shares of Boston Scientific Corp. performed especially well.

          Going into 2004, we believe that the market for health care stocks will focus on those companies capable of delivering stable and sustainable earnings and cash flow growth. In addition, it appears that many of these companies are trading at attractive valuations by historical standards.

          We continue to take an optimistic view of the long-term outlook for the health care sector due to the demographics of an aging population, new product cycles, strong patent positions, and a relatively favorable political and regulatory environment, including the recently approved Medicare and prescription drug benefit plan. Given this backdrop, we continue to implement our strategies of identifying long-term competitive leaders in health care for the fund.

PF INVESCO Technology Fund

Q. How did the fund perform over the year ended March 31, 2004?

A. For the year ended March 31, 2004, the fund’s Class A returned 44.19%* compared to a 35.10%** return for its benchmark, the S&P 500 Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the S&P 500 Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2004

PF INVESCO Technology Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	44.19%	43.63%	43.34%
With maximum sales charge***	36.26%	38.63%	40.90%
S&P 500 Index**	35.10%
Since Inception:
Without sales charge*	-0.32%	-0.76%	-0.85%
With maximum sales charge***	-2.54%	-2.37%	-1.24%
S&P 500 Index**	4.95%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. During the one-year period ending on March 31, 2004, following the end of major combat in Iraq, the financial markets rallied, while the U.S. economy and corporate earnings environment improved considerably. All of the major market indices posted significant gains for the first time in over three years. The NASDAQ led the way, returning 48.69%*, followed by the S&P 500 Index at 35.10%*, and the DJIA, which increased by 32.50%*. All of the sectors within the Russell 3000 Index were in positive territory, with information technology, materials, consumer discretionary, and financials as the best performers. Small-capitalization stocks significantly outperformed large-capitalization stocks, and the value style of investing outperformed the growth style during this period.

          GDP growth strengthened throughout 2003 with growth of 3.3% in the second quarter, a very robust 8.2% in the third quarter, and a healthy 4.1% in the fourth quarter. GDP growth in the first quarter of 2004 is also expected to be strong, somewhere between 4% and 5%.

          The tax cut package enacted by Congress in May of 2003 is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half of 2003 included immediate wage rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

          Employment growth was sluggish at the beginning of the period, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.3% in the summer of 2003, and stabilized slightly by the end of the period at 5.7% in March of 2004. The Institute for Supply Management’s Index, a measure of manufacturing activity, was subdued in the second quarter of 2003, dipping below 50, which is consistent with slower economic growth, but it later began to surge and has now remained above 60 for five consecutive months as of March 31, 2004.

          In order to further promote economic growth, the Fed continued in an accommodative mode, setting the Fed Funds rate at 1.00%, in the June FOMC meeting, the lowest rate in 45 years.

          Reversing the trend of the past several years, technology stocks rallied for much of the period, and outperformed the S&P 500 Index. Positive investor psychology supported the market due to expectations of economic recovery in the latter half of 2003 and into 2004. Strong earnings and positive guidance sparked the technology market, and investor optimism appeared to follow. The fund outperformed its benchmark index for the period.

          In managing the fund, we at INVESCO concentrated fund holdings in the communications equipment, semiconductor, and software industries. Earlier in the period, managers began to rotate holdings into more aggressive opportunities, which benefited the fund. The semiconductor industry was the largest positive contributor to the fund’s performance during the period. Within the semiconductor industry, shares of Intel Corp. and Broadcom Corp. ‘A’ performed particularly well. The fund also benefited from heavy exposure to the communications equipment industry, which was helped by strong performance from Cisco Systems, Inc. Information Technology (IT) consulting stocks detracted from the fund’s performance, which was hurt by weak performance from shares of Cognizant Technology Solutions Corp.

          It appears that much of the anticipated increase in demand for technology has already been priced into stocks by the market; however, managers are optimistic about the long-term outlook for technology stocks. They continue to see evidence of economic improvement and we believe that the overall demand for technology products should increase in 2004. Corporations are allocating more of their budgets to IT, and though the increases are small, the managers see this as very encouraging. The managers believe that companies that are not household names will dominate the next bull market wave for technology, and the team’s fundamental research capability will serve as a competitive advantage for the fund in such a market environment.

*	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Janus Growth LT Fund

Q. How did the fund perform over the year ended March 31, 2004?

A. For the year ended March 31, 2004, the fund’s Class A returned 35.70%* compared to a 35.10%** return for its benchmark, the S&P 500 Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the S&P 500 Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2004

PF Janus Growth LT Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	35.70%	34.91%	34.87%
With maximum sales charge***	28.29%	29.91%	32.48%
S&P 500 Index**	35.10%
Since Inception:
Without sales charge*	1.46%	1.06%	0.92%
With maximum sales charge***	-0.80%	-0.54%	0.52%
S&P 500 Index**	4.95%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. All three major U.S. stock market indices ended the fiscal year with gains. The DJIA added 32.50%**, the broad-based S&P 500 Index climbed 35.10%**and the technology-dominated NASDAQ surged 48.69%** for the twelve months. After hitting a trough in the four months leading up to the war in Iraq, both the stock market and consumer confidence bounced back sharply when hostilities began in mid-March, 2003. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending helped to lift investors’ spirits. But the health of the economy still was in doubt as job losses mounted. The Fed acknowledged the mixed picture, cutting its benchmark Federal Funds rate to a 45-year low of 1.00% in June in an attempt to spur corporate investment and hiring. Equity markets took a quick breather in July, as investors questioned the sustainability of the emerging economic recovery. By mid-August, however, it had become increasingly clear that the government’s massive program of fiscal and monetary stimulus was having the desired effect, and markets resumed their advance, supported by improving economic fundamentals and healthy corporate earnings. On the downside, the strengthening economy triggered concerns that the Fed might raise overnight rates. However, the Fed left rates unchanged for the remainder of the fiscal year, although they toned down their accommodative policy stance.

          The fund’s positive results during the period are attributable to the diversified nature of its holdings and the fact that at Janus Capital Management LLC (Janus) we are finding attractive large- and mid-capitalization investment opportunities in nearly every corner of the market. Given the extreme volatility of late, macroeconomic trends are taken into consideration, although the fund manager tends not to be guided by them or make large investment decisions based upon such trends. Instead, the focus continues to be on fundamental research. By digging into the numbers and getting on the road and talking to people, we are constantly challenging our ideas and assumptions. This, in turn, helps us build better models, ask better questions, and better understand the business. Equally important, as the fund manager evaluates key metrics such as free cash flow and return on invested capital, the risks of an investment are always carefully weighed against its potential rewards. Ultimately, the fund manager believes this in-depth, stock-specific approach makes the overall fund stronger.

          Certain stocks held in the fund, which participated in the broad technology rally, and consequently fueled the fund’s gains, were online services firms Yahoo!, Inc., running one of the Internet’s busiest search engines, and networking giant Cisco Systems, Inc., as well as business software developer Computer Associates International, Inc. Elsewhere, handset manufacturer Nokia OYJ ADR and holding company Berkshire Hathaway, Inc. ‘B’ also provided significant lifts.

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

          Among the fund’s biggest detractors was biotechnology company MedImmune, Inc. MGIC Investment Corp., a holding company that provides private mortgage insurance coverage, and online auctioneer Internet Auction, Inc. also held back performance. Other disappointments included defense contractor Lockheed Martin Corp. and retailer Kohl’s Corp.

          Sector analysis offers a different perspective on the fund’s returns, although it’s important to remember that investment decisions are ultimately driven by extensive research on individual companies, not by the popularity of one group or another. That said, the fund’s holdings in the information technology and consumer discretionary sectors, which notably exceeded the benchmark index’s weightings, contributed dramatically to the fund’s advances. Conversely, the fund’s limited interest in the telecommunication services and materials sectors translated into minimal gains.

PF Lazard International Value Fund

Q. How did the fund perform over the year ended March 31, 2004?

A. For the year ended March 31, 2004, the fund’s Class A returned 36.57%* compared to a 57.54%** return for its benchmark, the MSCI EAFE Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the MSCI EAFE Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2004

PF Lazard International Value Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	36.57%	35.79%	35.79%
With maximum sales charge***	29.03%	30.79%	33.40%
MSCI EAFE Index**	57.54%
Since Inception:
Without sales charge*	7.83%	7.26%	7.24%
With maximum sales charge***	5.43%	5.80%	6.81%
MSCI EAFE Index**	11.07%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. In mid-March of 2003, just before the start of the second Gulf War, sentiment swung abruptly from very negative to very positive. Investors rotated into stocks that stood to gain the most from an improving economy; the stocks that benefited from this change in sentiment included highly leveraged and economically sensitive companies. In fact, many of the greatest beneficiaries were those same lower-quality companies whose business models had been most questioned during the bear market. Early in 2004 there were signs that the rebound in lower-quality stocks had begun to fade as investors began to focus once again on individual companies’ fundamentals, particularly in the U.S.

          For the 12 months ended March 31, 2004, the fund lagged its benchmark. Fund holdings in the financial sector had a positive impact on fund performance particularly those geared toward capital markets activities. While the fund’s sole industrial holding rose, the relatively low weight in the sector detracted from fund returns relative to its benchmark. The fund’s substantial allocation to the consumer staples sector detracted from performance. In addition, the fund has maintained a relatively low weight in Japanese stocks as compared to its benchmark, due to the scarcity of companies generating world class returns on capital but this detracted from returns as the Japanese market rallied strongly on optimism over a sustained economic recovery after many false starts.

          This atypical market environment, characterized by the significant outperformance of companies generating low returns on capital, was adverse for the fund’s investment style, which when managing the fund, we at Lazard Asset Management LLC (Lazard) tend to seek out companies with a demonstrated ability to generate strong returns on capital trading at attractive valuations. For instance, fund holdings in the consumer staples and energy sectors continue to be highly profitable yet their stock

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

prices lagged in the rally as investors rotated into companies more leveraged to an economic recovery. However, history has shown that while company fundamentals can lose relevance at an economic turning point, in the long run fundamentals are the key determinant of stock price performance.

PF MFS International Large-Cap Fund

Q. How did the fund perform over the year ended March 31, 2004?

A. For the year ended March 31, 2004, the fund’s Class A returned 41.59%* compared to a 45.33%** return for its previous benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index Free, and a 57.54%** return for its current benchmark, the MSCI EAFE Index. Complete performance information for all classes is included in the following table.

          On December 31, 2003, the fund changed its investment policy and strategy from investing in a global universe (including U.S. stocks), to investing in international stocks. In connection with this change, the benchmark index of the fund was changed to the MSCI EAFE Index.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2004

PF MFS International Large-Cap Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	41.59%	40.79%	40.86%
With maximum sales charge***	33.76%	35.79%	38.50%
MSCI All Country World Index Free**	45.33%
MSCI EAFE Index**	57.54%
Since Inception:
Without sales charge*	7.13%	6.54%	6.61%
With maximum sales charge***	4.74%	5.07%	6.19%
MSCI All Country World Index Free**	8.17%
MSCI EAFE Index**	11.07%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The opening of the period on April 1, 2003 coincided with the beginning of a turnaround in global stock markets, as it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. The release of increasingly positive economic numbers as the period progressed, particularly in the corporate earnings area, helped drive the ensuing equity rally. In addition, we at MFS Investment Management (MFS) believe investor concern over issues that had held back the market in late 2002 and early 2003 —including the Iraq situation, a short-lived SARS epidemic, and corporate misdeeds — largely faded as 2003 progressed.

          In the equity markets, the big surprise of the period was investors’ appetite for risk. After a brutal three-year market decline, we believed investors would avoid risky investments. Instead, the market experienced an equity rally led by relatively low-quality, higher-risk stocks — stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. For much of the period, it appeared that investors, favored the stocks that had previously fallen the hardest, rather than industry leaders that had weathered the global downturn relatively well. Toward the end of the period, however, we believed the markets were beginning to rotate toward less risky companies with stronger fundamentals (business factors such as earnings and cash flow growth).

          The period was also marked by a significant decline in the U.S. dollar relative to most other currencies — a situation that contributed significantly to fund returns on overseas investments for dollar-based investors. Factors that we at MFS believe contributed to the dollar’s decline included a U.S. trade deficit that non-U.S. investors viewed as excessive; low interest

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

rates that decreased the attractiveness of dollar-denominated investments; and the Bush administration’s apparent abandonment of a long-standing U.S. policy of publicly advocating a strong dollar.

          On a sector basis, the key detractors from performance for the period ended December 31, 2003, were the financial services, leisure, consumer staples, and technology sectors. On a relative basis, the fund’s cash position was the largest single detractor from performance. As with nearly all mutual funds, this fund holds some cash to buy new holdings and to cover shareholder redemptions. In addition, the fund experienced inflows over the period, which temporarily boosted the cash position. In a period when equity markets rose sharply, cash hurt fund performance against its benchmark, which has no cash position.

          Relative to its benchmark, the financial services sector was the fund’s weakest area over this same period. An underweighting versus the benchmark in the sector hurt results as the sector outperformed the broad market. In addition, not owning several financial services stocks that soared over the period, including Allianz AG, HSBC Holdings PLC, and ING Groep NV, also hurt performance.

          Stock selection in the leisure sector also held back results. Key detractors here included the fund’s positions in Reed Elsevier PLC and Comcast Corp. Stock selection in consumer staples was also detrimental to performance. Not owning Altria Group, Inc. (formerly Philip Morris USA) detracted from performance, as the stock rose sharply over the period. Additionally, the fund’s position in Unilever NV also detracted from performance. In the technology sector, the fund’s positioning in Intel Corp. was the largest detractor from performance as the fund was underweighted in this stock and missed some of its strong performance over the period. Holdings in other sectors that detracted significantly from results included Tokyo Gas Co., Ltd., Kohl’s Corp., and Vodafone Group PLC.

          For the period ended December 31, 2003, on a relative basis, the energy, basic materials, health care, and utilities and communications sectors were the fund’s strongest-performing sectors over the period, largely because of stock selection in those sectors. An overweighting compared to the benchmark in basic materials and an underweighting in health care also helped results.

          In the energy sector, not owning Exxon Mobil Corp. helped relative performance as the firm’s stock underperformed the broad market. In the basic materials area, Cia Vale Do Rio Doce ADR was the largest single contributor. In health care, not owning Merck & Co., Inc. and underweighting Johnson & Johnson both proved positive for relative performance. Not owning Verizon Communications, Inc., a stock that languished over the period, helped performance in the utilities and communications area. Stocks in other sectors that aided results for this same period included KDDI Corp., Fujikura Ltd., and VERITAS Software Corp.

          For the quarter ended March 31, 2004, during which time the fund operated under its new investment policy and strategy, the utilities and communications and health care sectors were the weakest performers. Stock selection in utilities and communications held back results, and the fund’s position in Brasil Telecom Participacoes SA ADR was the largest single detractor in the sector. In the health care area, both stock selection and a relative overweighting versus the benchmark proved detrimental to relative performance. The fund’s holding in Sanofi-Synthelabo SA was the largest detractor in the sector.

          Individual stocks in other sectors that held back results included Bayerische Motoren Werke (BMW) AG. In addition, not owning Nokia OYJ hurt relative performance as the stock climbed sharply over the period.

          For the quarter ended March 31, 2004, on a relative basis, the financial services, retailing, and energy sectors were the fund’s strongest-performing areas over the period. In all three sectors, stock selection was a key contributor to fund performance. Holdings in OTP Bank RT GDR, DEPFA Bank PLC, and Erste Bank der Oesterreichischen Sparkassen AG helped performance in the financial services area. In retailing, Esprit Holdings Ltd. was a key contributor. In the energy sector, not owning Royal Dutch Petroleum Co. helped relative returns as the stock declined over the period. Holdings in other sectors that contributed to performance included Samsung Electronics Co. Ltd, ITV PLC, and William Hill PLC.

PF PIMCO Inflation Managed Fund

Q. How did the fund perform over the year ended March 31, 2004?

A. For the year ended March 31, 2004, the fund’s Class A returned 10.75%* compared to a 10.83%** return for its benchmark, the Lehman Brothers Global Real: U.S. TIPS Index. Complete performance information for all classes is included in the following table.

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the Lehman Brothers Global Real: U.S. TIPs Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2004

PF PIMCO Inflation Managed Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	10.75%	10.20%	10.27%
With maximum sales charge***	4.65%	5.20%	8.21%
Lehman Brothers Global Real: U.S. TIPs Index**	10.83%
Since Inception:
Without sales charge*	11.40%	10.83%	10.85%
With maximum sales charge***	6.47%	7.70%	9.96%
Lehman Brothers Global Real: U.S. TIPs Index**	11.06%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Real return bonds outpaced Treasuries both in the final quarter of 2003 and for the year ended March 31, 2004. These high quality assets demonstrated their defensive characteristics as interest rates trended slightly higher. For the twelve-month period ending March 31, 2004, breakeven-inflation rates increased 57 basis points to 2.43% while yields on 10-year Treasury Inflation Protected Securities (TIPS) fell 58 basis points to 1.39%. All bond sectors capped a strong twelve-month period of performance gaining in the first quarter of 2004 as concern about the durability of the U.S. recovery pushed already low interest rates even lower. Confidence that the Fed would not raise the 1.00% Federal Funds rate anytime soon underpinned the latest rally. Although they were the best performing market sectors for the entire twelve-month period, corporate and emerging market bonds only slightly outpaced Treasuries during the first quarter of 2004 as concern about slower growth boosted demand for higher quality issues.

          The fund’s above-benchmark duration contributed to fund returns as real yields fell. For the fund, the purchase of TIPS on a forward settled basis was positive for performance, as these securities outperformed the cost associated with purchasing them in the forward market. An overweight, relative to the benchmark to shorter maturity TIPS was also positive for performance as the U.S. real yield curve steepened. However, security selection of individual TIPS detracted from performance. In addition, modest out of index exposure to nominal Treasury securities detracted from performance as these issues did not perform as well as TIPS issues within the benchmark.

PF PIMCO Managed Bond Fund

Q. How did the fund perform over the year ended March 31, 2004?

A. For the year ended March 31, 2004, the fund’s Class A returned 6.28%* compared to a 6.15%** return for its benchmark, the Lehman Brothers Government/Credit Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the Lehman Brothers Government/Credit Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Average Annual Total Returns for the Periods Ended March 31, 2004

PF PIMCO Managed Bond Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	6.28%	5.86%	5.86%
With maximum sales charge***	0.45%	0.86%	3.83%
Lehman Brothers Government/Credit Index**	6.15%
Since Inception:
Without sales charge*	7.41%	6.92%	6.92%
With maximum sales charge***	5.01%	5.45%	6.49%
Lehman Brothers Government/Credit Index**	7.52%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Bonds gained ground for the period ending March 31, 2004 despite volatile interest rates, led by higher yielding corporate and emerging market assets. Although Treasury yields rose only modestly for the year, the markets were far from calm. Yields moved lower through the first quarter of the period as deflation risks dominated the news and were the primary drivers of the market’s view of future Federal Reserve policy. The Fed cut the Federal Funds rate to 1.00% in June and the 10-year Treasury yield plunged to a 45-year low near 3.00%. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors’ growing confidence that growth would accelerate. Economic performance met investors’ expectations for the second half of 2003. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage-refinancing boom sustained consumption, leading to 8.2 percent annual growth in the third quarter of 2003, the fastest pace in almost two decades. However, in the first quarter of 2004, concern about the durability of the U.S. economic recovery pushed already low interest rates even lower, and helped bonds to gain further ground. The 10-year Treasury yield finished the period at 3.84 percent, up only 4 basis points for the full period. Inflation was well behaved even in the face of surging commodity prices and a falling U.S. dollar helping to mitigate the rise in interest rates.

          Interest rate strategies were negative for the period; the fund’s duration stance detracted from performance, but this was partially offset by a favorable maturity focus that benefited the fund as the yield curve steepened.

          A corporate underweight position relative to the benchmark had a negative impact to performance as profits and margins improved, but positive security selection of energy, pipeline, and telecommunication issuers mitigated this impact. Positive security selection within the mortgage sector helped strengthen returns as the fund maintained a modest structural allocation to this segment of the market. Allocations to real return and municipal bonds helped returns; these less volatile assets outperformed amid the volatile rate environment. Emerging market bonds boosted returns as credit fundamentals within the asset class continued to improve. Non-U.S. dollar denominated exposure, mainly to Eurozone issues, had minor negative impact as U.S. holdings modestly outperformed.

PF Pacific Life Money Market Fund

Q. How did the fund perform over the year ended March 31, 2004?

A. For the year ended March 31, 2004, the fund’s Class A returned 0.18%* compared to a 1.08%** return for its benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index. The current yield for Class A measured during the seven-day period ending March 31, 2004 was 0.08%.****

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. Short-term yields remained very low for the period. Since June 25, 2003, when the Fed cut the Fed Funds target rate to 1.00%, 30-, 60- and 90-day commercial paper yields have been near 1.00%. U.S. Treasury bill yields also moved very little, returning less than 1.00% for the last nine months of the period ended March 31, 2004. Additionally, LIBOR-based floating rate notes offered little additional value, with the index trading in a tight range. Purchasing securities based on the LIBOR index led to consistent returns, but offered little upside as the floating component of the index was flat. The challenge has been finding adequately yielding securities along a very flat yield curve.

          In managing the fund, to help mitigate the effects of a flat short-term interest rate environment, we at Pacific Life chose to keep the fund’s average maturity longer than usual. This cuts down on transaction expense by requiring less frequent reinvestment of maturing assets. Additionally, a barbell strategy was used encompassing short-term commercial paper combined with longer, higher yielding assets.  These longer assets came by way of callable agency and asset-backed securities. During periods when the agency discount notes and commercial paper

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

****

The 7-day yield for PF Pacific Life Money Market includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

yields were the same, we chose to increase portfolio quality by increasing the fund’s percentage of agency holdings.

PF Putnam Equity Income Fund

Q. How did the fund perform over the year ended March 31, 2004?

A. For the year ended March 31, 2004, the fund’s Class A returned 36.03%* compared to a 40.82%** return for its benchmark, the Russell 1000 Value Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the Russell 1000 Value Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2004

PF Putnam Equity Income Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	36.03%	35.48%	35.51%
With maximum sales charge***	28.55%	30.48%	33.15%
Russell 1000 Value Index**	40.82%
Since Inception:
Without sales charge*	3.75%	3.27%	3.34%
With maximum sales charge***	1.18%	1.54%	2.88%
Russell 1000 Value Index**	5.65%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. As markets turned bullish in 2003, investor appetite for risk increased, which favored smaller-capitalization stocks and lower-quality, higher-volatility strategies. The fund’s high-quality emphasis hurt performance for the period, principally in the June 2003 quarter, but to a lesser extent for the remainder of 2003. The low-quality rally throughout much of the period, coupled with unrewarded stock selection within the financials and energy sectors caused the fund to underperform when compared to its benchmark. However, select holdings within the consumer staples and consumer cyclicals contributed positively to performance.

          Among the top contributors during the period was an overweight position relative to the benchmark in Altria Group, Inc. (Altria is the parent company of Philip Morris USA) within the consumer staples sector. Shares were volatile during the year as Altria was initially hit by a $10 billion judgment against Philip Morris USA and the company was required to post a $12 billion bond. That amount was later reduced in September allowing investors to focus on the tobacco company’s fundamentals. The fund’s overweight position in Fortune Brands, Inc. (consumer goods) also contributed to performance, as the company expected to exceed expectations.

          Stock selection within consumer cyclicals was led by an overweight position relative to the benchmark in Royal Caribbean Cruises Ltd. (liquidated prior to the end of the period), which benefited from a recovery in travel demand, currency effects, and lower fuel costs than previously estimated. The fund’s underweight position in Viacom Inc. also aided results, as falling advertising sales in local markets hurt the media company. Investor skepticism about the recovery in advertising has prevented a revaluation in the stock.

          Within the financials sector, the fund’s performance was hurt by an overweight in XL Capital Ltd. This property and casualty insurer’s stock was undercut by the disclosure of an investigation into shortfalls in reserves to pay reinsurance claims. The fund’s underweight in FleetBoston Financial Corp. — the seventh-biggest U.S. bank by assets — also hurt performance results as its shares rose sharply in response to news of a takeover by Bank of America Corp.

          Detractors within the energy sector were led by an overweight position relative to the benchmark in Royal Dutch Petroleum Co. (liquidated prior to the end of the period), which declined after the company downgraded its reserve projections by 20%. The fund’s overweight position in BP PLC had a negative impact on performance, as shares of the oil & gas company lagged due to a lower production profile relative to peers and political developments in Russia, where it has a joint venture.

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Salomon Brothers Large-Cap Value Fund

Q. How did the fund perform over the year ended March 31, 2004?

A. For the year ended March 31, 2004, the fund’s Class A returned 39.91%* compared to a 35.10%** return for its benchmark, the S&P 500 Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the S&P 500 Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2004

PF Salomon Brothers Large-Cap Value Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	39.91%	39.36%	39.27%
With maximum sales charge***	32.15%	34.36%	36.86%
S&P 500 Index**	35.10%
Since Inception:
Without sales charge*	4.20%	3.78%	3.69%
With maximum sales charge***	1.88%	2.25%	3.28%
S&P 500 Index**	4.95%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The U.S. equity market finally reversed course in the twelve months ended March 31, 2004 after three very difficult years. All the major indices posted double-digit gains with the S&P 500 Index returning 35.10%** and the NASDAQ strongly rebounding during the period. Many investors were rewarded handsomely for taking risks during the period, as evidenced by the NASDAQ’s strong return. We at Salomon Brothers Asset Management Inc (Salomon) believe aggressive monetary and fiscal stimulus spurred market participants to focus on more risky stocks that had underperformed significantly in prior years. These “higher-beta” stocks led the market’s rebound for the period. Continued signs of an economic recovery helped to sustain equity market gains and to increase market breadth as the year progressed.

          The equity market did not begin to accelerate until the second quarter of 2003 when the S&P 500 Index had its best quarterly performance in more than five years. Investors responded to a number of positive developments, including significant progress in the war in Iraq, a rebound in consumer confidence, and improved corporate profits. At the same time, the Fed lowered the Fed Funds rate another 25 basis points to 1.00%, a 45-year low. Longer-term yields followed suit as the ten-year Treasury yield also fell to a 45-year low in June, 2003. Fiscal policy remained stimulative as Congress passed a $350 billion tax reduction package that included rate reductions on capital gains and dividends.

          After a relatively quiet third quarter, the S&P 500 Index surged again in the fourth quarter of 2003. Continued signs of economic growth and strong corporate profits fueled the market. Increased merger and acquisition activity also helped push stocks higher. Market breadth increased noticeably during the fourth quarter of 2003 as several economically sensitive groups outperformed. These trends continued into the first quarter of 2004 with the major indices all posting modest gains.

          For the twelve-month period ended March 31, 2004, technology stocks led the market’s rebound, accounting for about one-quarter of the S&P 500 Index’s return. Within the S&P 500 Index, the top performing sectors were technology, followed by materials and financials. All sectors of the S&P 500 Index posted positive returns for the period, but telecommunications stocks lagged; the telecommunications sector of the S&P 500 Index, was the only sector that did not post a double-digit return.

          Sectors that contributed most to the fund’s performance for the period included financials, technology, and consumer discretionary. Within the financials sector, the fund benefited from an overweight position relative to its benchmark in capital-markets sensitive stocks, like the brokers and securities processors. These stocks rallied strongly as investors responded to increased capital markets activity and more favorable market conditions. Merrill Lynch & Co., Inc., the fund’s largest position among that group, gained more than 70%

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

during the period. One of the fund’s regional bank holdings, FleetBoston Financial Corp., reacted positively to Bank of America Corp.’s agreement to purchase the company.

          Similar to the broad market, technology stocks also provided a boost to fund performance. In particular, the fund’s exposure to telecommunication equipment and hardware stocks contributed noticeably. Several of these stocks, such as Lucent Technologies Inc. and Comverse Technology, Inc., rebounded strongly from depressed levels in 2002. Within the consumer discretionary sector, McDonald’s Corp. and The Home Depot, Inc. also rallied from what we believe were oversold conditions at the beginning of the year. McDonald’s benefited from new product introductions that aided same-store sales while The Home Depot’s stock responded to an improving economy and new management initiatives.

          Three of the fund’s sectors that lagged included health care, telecommunications, and utilities. The fact that utilities lagged in a period when the equity markets rebounded strongly is not a surprise, given the group’s lower growth prospects. Within the health care sector, all of the fund’s large-capitalization pharmaceutical holdings underperformed relative to the fund’s benchmark. We believe that pharmaceutical stocks in general have been hurt due to concerns about patent expirations and a slowing pipeline of new drugs. In particular, two of the fund’s laggards included Schering-Plough Corp. and Merck & Co., Inc. Schering-Plough suffered from the expiration of its Claritin allergy drug patent as well as increased competition in the hepatitis market. Merck suffered after terminating two drugs in late-stage development. The fund continues to hold both of these stocks as well as Pfizer Inc., the fund’s largest pharmaceutical holding. Tenet Healthcare Corp., a hospital stock that the fund sold earlier in the year, also penalized performance.

          Unlike technology, the telecommunications sector did not rebound last year. Concerns about increased competition on all fronts continue to worry investors. In addition to existing wireline and wireless competitors, the group faces renewed competition from cable companies in the cable telephony industry. Although cable telephony is in the early stages of adoption, we feel its impact may lead to continued deflationary pressures in the sector. The traditional regional bell operating companies plan to compete more effectively by bundling services to consumers and cutting costs. Excess capacity in the industry may lead to further consolidation, particularly in the wireless sector. AT&T Wireless Services, Inc., Verizon Communications, Inc., and SBC Communications, Inc. were three of the fund’s telecommunications holdings that did not perform well during the period. However, the fund continues to hold each of these stocks in the fund based on their favorable valuation and strong cash flow.

          In managing the fund, we at Salomon have taken advantage of recent strength in the U.S. equity market to reduce selected positions as a result of increased valuations, particularly in the technology sector. Given our favorable view of the economy, we have added some additional cyclical exposure to the fund. We also continue to focus on those stocks we believe to be high-quality that have lagged in the past year, which has led us to increase the fund’s weighting in consumer staples and health care, particularly the pharmaceutical stocks.

PF Van Kampen Comstock Fund

Q. How did the fund perform over the year ended March 31, 2004?

A. For the year ended March 31, 2004, the fund’s Class A returned 39.34%* compared to 35.10%** return for its benchmark, the S&P 500 Index. Complete performance information for all classes is included in the following table.

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the S&P 500 Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2004

PF Van Kampen Comstock Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	39.34%	38.77%	38.60%
With maximum sales charge***	31.75%	33.77%	36.25%
S&P 500 Index**	35.10%
Since Inception:
Without sales charge*	5.71%	5.22%	5.20%
With maximum sales charge***	3.36%	3.72%	4.79%
S&P 500 Index**	4.95%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The Van Kampen investment management team assumed management of the fund on May 1, 2003. Since that time, the market environment changed for the better. Once the initial military operations of the Iraqi War ended, investors responded favorably.

          Perhaps more importantly for stocks, evidence supporting a strong economic recovery in the second half of 2003 was beginning to mount. A major factor underlying these assumptions was the Fed’s willingness to keep short-term interest rates at historically low levels. In June, the Fed lowered the Fed Funds rate to just 1.00%, a 45-year record low. Lower rates made it less expensive for consumers to borrow and companies to invest in their businesses. As the year went on, inflation—always one of the Fed’s main concerns—remained under control. This allowed the Fed to make clear its intention to keep rates low for an extended period. Against this backdrop, the U.S. economy enjoyed impressive performance toward the end of 2003.

          However, in the first quarter of 2004, the Fed adjusted their views regarding interest rates, causing some choppiness in the markets as investors began to anticipate a slowing economy and rising interest rates. Renewed geopolitical concerns also slowed the pace of the markets. Throughout the period—and despite a less-than-rosy employment picture—the consumer continued to be a driving force for the economy.

          Since assuming management of the fund in May, 2003, we at Van Kampen have emphasized energy, health care (pharmaceuticals, primarily), and telecommunications stocks.

          Within the energy sector, we favored cheaper oil-service companies, such as Halliburton Co. and Schlumberger Ltd., versus exploration and production stocks. As the economic environment for oil services and drilling stocks improved, Halliburton Co. and Schlumberger Ltd. stocks rose. In addition, Halliburton Co. benefited from optimism about a potential settlement of asbestos-related litigation while Schlumberger Ltd. was helped by confidence surrounding the company’s new management team.

          The fund’s pharmaceutical exposure serves as a good example of our contrarian discipline. As the economy shows signs of improvement, the market has rotated out of pharmaceutical stocks into more cyclical areas of health care. Additionally, proposed legislation surrounding drug reimportation has contributed to negative sentiment about large-capitalization pharmaceuticals. Against this backdrop, the fund’s pharmaceutical positions hindered performance. However, we believe that some of these drug manufacturers have been overly discounted by the market and offer compelling risk/reward characteristics.

          The fund also includes a sizable stake in telecommunications stocks, which appear attractively valued. As a group, telecommunications stocks performed poorly in 2003. But, we believed that certain telecommunications stocks could benefit from a continuing economic recovery and trends toward industry consolidation. During the reporting period, our conviction was rewarded and the fund benefited notably from a stake in Sprint Corp. - FON Group.

          Some of the fund’s materials stocks also helped returns. Because the materials sector tends to be highly sensitive to the economy, many stocks in this area performed very well as the strength of the economic recovery became more evident. One particularly good performer was Georgia-Pacific Corp. This company—traditionally a paper and forest-products manufacturer—has increasingly focused on tissues and other consumer-oriented goods, a transition that investors have cheered. The stock’s valuation bounced back in line with the economy’s rebound. In keeping with our discipline, as other investors begin flocking to materials stocks and they appear very fully valued, we at Van Kampen are trimming back certain positions to lock in gains.

          On the downside, the fund’s positions in radio and cable broadcasters stocks negatively affected fund performance. Media companies have struggled with a continued weak advertising market.

PF Van Kampen Mid-Cap Growth Fund

Q. How did the fund perform over the year ended March 31, 2004?

A. For the year ended March 31, 2004, the fund’s Class A returned 35.30%* compared to a 49.63%** return for its benchmark, the Russell Midcap Growth Index. Complete performance information for all classes is included in the following table.

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Performance Comparison

The following graph shows the value as of March 31, 2004 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark (the Russell Midcap Growth Index) is also shown. Performance data for Class B and C shares will vary due to differences in fees and sales charges.

Average Annual Total Returns for the Periods Ended March 31, 2004

PF Van Kampen Mid-Cap Growth Fund	Class A	Class B	Class C

1 Year Total Return:
Without sales charge*	35.30%	34.86%	34.69%
With maximum sales charge***	27.96%	29.86%	32.34%
Russell Midcap Growth Index**	49.63%
Since Inception:
Without sales charge*	-3.45%	-3.88%	-3.89%
With maximum sales charge***	-5.61%	-5.25%	-4.28%
Russell Midcap Growth Index**	13.75%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The Van Kampen investment management team assumed management of the fund on May 1, 2003.

          A quick and successful military campaign in Iraq and the Federal government’s passage of tax relief legislation served as catalysts for a stock market recovery during the period. Low interest rates improved the health of corporations and consumers via debt restructuring, balance sheet de-leveraging, mortgage refinancing, and home purchases. Corporate earnings turned positive after 2001 and 2002 declines with results, in many cases, exceeding estimates. Manufacturing activity has moved in a positive direction with new orders prompting production increases. Corporate capital expenditures are increasing; although until recently the spending has not been on manpower. The low interest rate environment continues to bode well for growth companies.

          The technology sector had the largest negative impact on the fund’s relative performance principally due to stock selection; an underweight position in the sector relative to the benchmark index exacerbated the effect as technology stocks experienced a strong rebound. Detractors from performance included SanDisk Corp., Seagate Technology, and Network Appliance, Inc. SanDisk Corp., a manufacturer of flash memory for digital cameras, has been negatively impacted by increased competition from Samsung Electronics Co., Ltd., while an overcapacity of computer disk drives has led to pricing weakness affecting Seagate Technology. EMC Corp. MA is creating stiff competition for Network Appliance, Inc. in network storage.

          Stock selection in the financial services sector detracted from the fund’s relative performance. Detractors from performance included eSpeed, Inc., Radian Group, Inc., and Safeco Corp. eSpeed, Inc., a leading developer for electronic marketplaces has been losing market share, while Radian Group, Inc. was impacted by rising losses on its sub-prime mortgage insurance business and the loss of a financial guarantee client. Safeco Corp., an insurance company, experienced difficulties in its life insurance business during the period.

          Stock selection in the health care sector also detracted from the fund’s relative performance. Detractors from performance included Lincare Holdings, Inc., MedImmune, Inc., and Trimeris, Inc. Lincare Holdings, Inc., a provider of respiratory services, was negatively impacted by changes to the Medicare reimbursement policy. MedImmune, Inc. deteriorated as a result of a change in accounting practices regarding bad debt allowance and lackluster FluMist sales. Trimeris, Inc., a biopharmaceutical company that manufactures antiviral drugs, experienced a slower than expected launch of Fuzeon, to be used in the treatment of HIV.

          The fund’s position in the consumer discretionary sector added to relative performance due to stock selection. Contributors to performance included Coach, Inc., Royal Caribbean Cruises Ltd. and GTECH Holdings Corp. Coach, Inc. continues to report steady revenue gains and operating margin expansion. Royal Caribbean Cruises Ltd., has benefited from a

*

The total return for each fund includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance.

**	This index is unmanaged and does not reflect any fees or expenses. Results include reinvested dividends.

***

Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment, and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

recovery in the travel industry and firmer pricing. In addition, Royal Caribbean Cruises Ltd. has newer ships than its chief rival, Carnival Corp. GTECH Holdings Corp., a lottery systems provider, continues to add new contracts both in the U.S. and abroad, including recently awarded multi-year contracts in Illinois, Washington State, Mexico, and China.

          Stock selection was strong in the other (multi-industry) sector. Standouts included Brascan Corp. and Eaton Corp. Brascan Corp., with real estate, power generation and asset management operations has reported strong results in each of its underlying business units. Eaton Corp. manufactures engineered products which serve industrial, vehicle, construction, commercial, and aerospace markets. Eaton Corp.’s reported earnings and forward earnings guidance are both in excess of analysts’ estimates.

          An underweight position relative to the benchmark index in the consumer staples sector also contributed to the fund’s performance.

PACIFIC FUNDS
PORTFOLIO OPTIMIZATION FUNDS
Schedule of Investments
March 31, 2004

	Shares	Value

PF PORTFOLIO OPTIMIZATION MODEL A FUND

MUTUAL FUNDS - 98.40%

PF AIM Blue Chip Fund ‘A’	23,471	$239,173
PF Goldman Sachs Short Duration Bond Fund ‘A’	161,024	1,624,734
PF Lazard International Value Fund ‘A’	19,986	237,638
PF MFS International Large-Cap Fund ‘A’	10,432	121,121
PF PIMCO Inflation Managed Fund ‘A’	62,200	679,847
PF PIMCO Managed Bond Fund ‘A’	122,619	1,281,370
PF Pacific Life Money Market Fund ‘A’	1,197,862	1,197,862
PF Salomon Brothers Large-Cap Value Fund ‘A’	32,948	360,448
PF Van Kampen Comstock Fund ‘A’	15,941	181,254
PF Van Kampen Mid-Cap Growth Fund ‘A’	15,377	123,171

TOTAL INVESTMENTS - 98.40% (Cost $5,993,495)		6,046,618

OTHER ASSETS AND LIABILITIES, NET - 1.60%		98,245

NET ASSETS - 100.00%		$6,144,863

PF PORTFOLIO OPTIMIZATION MODEL B FUND

MUTUAL FUNDS - 97.31%

PF AIM Blue Chip Fund ‘A’	127,589	$1,300,133
PF Goldman Sachs Short Duration Bond Fund ‘A’	208,586	2,104,630
PF Lazard International Value Fund ‘A’	86,820	1,032,288
PF MFS International Large-Cap Fund ‘A’	45,420	527,331
PF PIMCO Inflation Managed Fund ‘A’	136,678	1,493,889
PF PIMCO Managed Bond Fund ‘A’	217,496	2,272,831
PF Pacific Life Money Market Fund ‘A’	1,569,638	1,569,638
PF Salomon Brothers Large-Cap Value Fund ‘A’	155,445	1,700,573
PF Van Kampen Comstock Fund ‘A’	46,272	526,108
PF Van Kampen Mid-Cap Growth Fund ‘A’	83,855	671,680

TOTAL INVESTMENTS - 97.31% (Cost $13,089,166)		13,199,101

OTHER ASSETS AND LIABILITIES, NET - 2.69%		365,144

NET ASSETS - 100.00%		$13,564,245

PF PORTFOLIO OPTIMIZATION MODEL C FUND

MUTUAL FUNDS - 96.73%

PF AIM Blue Chip Fund ‘A’	362,416	$3,693,015
PF Goldman Sachs Short Duration Bond Fund ‘A’	370,178	3,735,094
PF Janus Growth LT Fund ‘A’	98,046	1,013,795
PF Lazard International Value Fund ‘A’	308,346	3,666,229
PF MFS International Large-Cap Fund ‘A’	205,389	2,384,565
PF PIMCO Inflation Managed Fund ‘A’	320,158	3,499,328
PF PIMCO Managed Bond Fund ‘A’	428,784	4,480,796
PF Pacific Life Money Market Fund ‘A’	1,013,624	1,013,624
PF Putnam Equity Income Fund ‘A’	95,366	1,020,417
PF Salomon Brothers Large-Cap Value Fund ‘A’	400,387	4,380,230
PF Van Kampen Comstock Fund ‘A’	119,359	1,357,114
PF Van Kampen Mid-Cap Growth Fund ‘A’	476,065	3,813,277

TOTAL INVESTMENTS - 96.73% (Cost $33,801,985)		34,057,484

OTHER ASSETS AND LIABILITIES, NET - 3.27%		1,149,774

NET ASSETS - 100.00%		$35,207,258

PF PORTFOLIO OPTIMIZATION MODEL D FUND

MUTUAL FUNDS - 97.48%

PF AIM Blue Chip Fund ‘A’	468,533	$4,774,356
PF AIM Aggressive Growth Fund ‘A’	84,286	971,817
PF Goldman Sachs Short Duration Bond Fund ‘A’	159,567	1,610,028
PF Janus Growth LT Fund ‘A’	155,095	1,603,682
PF Lazard International Value Fund ‘A’	398,457	4,737,660
PF MFS International Large-Cap Fund ‘A’	278,039	3,228,031
PF PIMCO Inflation Managed Fund ‘A’	151,928	1,660,572
PF PIMCO Managed Bond Fund ‘A’	250,346	2,616,114
PF Putnam Equity Income Fund ‘A’	120,534	1,289,717
PF Salomon Brothers Large-Cap Value Fund ‘A’	380,384	4,161,399
PF Van Kampen Comstock Fund ‘A’	141,577	1,609,734
PF Van Kampen Mid-Cap Growth Fund ‘A’	492,803	3,947,352

TOTAL INVESTMENTS - 97.48% (Cost $32,037,545)		32,210,462

OTHER ASSETS AND LIABILITIES, NET - 2.52%		832,100

NET ASSETS - 100.00%		$33,042,562

PF PORTFOLIO OPTIMIZATION MODEL E FUND

MUTUAL FUNDS - 99.13%

PF AIM Blue Chip Fund ‘A’	302,402	$3,081,479
PF AIM Aggressive Growth Fund ‘A’	63,960	737,455
PF Janus Growth LT Fund ‘A’	141,304	1,461,079
PF Lazard International Value Fund ‘A’	242,167	2,879,371
PF MFS International Large-Cap Fund ‘A’	205,859	2,390,018
PF PIMCO Managed Bond Fund ‘A’	53,435	558,400
PF Putnam Equity Income Fund ‘A’	68,624	734,273
PF Salomon Brothers Large-Cap Value Fund ‘A’	233,191	2,551,106
PF Van Kampen Comstock Fund ‘A’	80,584	916,243
PF Van Kampen Mid-Cap Growth Fund ‘A’	373,716	2,993,466

TOTAL INVESTMENTS - 99.13% (Cost $18,241,650)		18,302,890

OTHER ASSETS AND LIABILITIES, NET - 0.87%		160,855

NET ASSETS - 100.00%		$18,463,745

See Notes to Financial Statements

PACIFIC FUNDS
PF AIM BLUE CHIP FUND
Schedule of Investments
March 31, 2004

	Shares	Value

COMMON STOCKS - 92.80%

Autos & Transportation - 0.97%

Canadian National Railway Co (Canada)	3,150	$123,890
United Parcel Service Inc ‘B’	1,700	118,728

		242,618

Consumer Discretionary - 17.18%

Apollo Group Inc ‘A’ *	3,350	288,468
Avon Products Inc	2,000	151,740
Bed Bath & Beyond Inc *	4,500	187,920
Best Buy Co Inc	3,400	175,848
Carnival Corp	3,040	136,526
Cendant Corp	7,800	190,242
Clear Channel Communications Inc	2,900	122,815
eBay Inc *	1,900	131,727
International Game Technology	3,800	170,848
McDonald’s Corp	7,000	199,990
Nike Inc ‘B’	2,300	179,101
Omnicom Group Inc	3,100	248,775
Staples Inc *	5,900	149,801
Starwood Hotels & Resorts Worldwide Inc	2,900	117,450
Target Corp	3,800	171,152
The Gap Inc	7,700	168,784
The Home Depot Inc	10,600	396,016
Viacom Inc ‘B’	7,250	284,273
Wal-Mart Stores Inc **	11,300	674,497
Waste Management Inc	4,900	147,882

		4,293,855

Consumer Staples - 5.41%

Colgate-Palmolive Co	3,000	165,300
PepsiCo Inc	3,500	188,475
Procter & Gamble Co	4,800	503,424
Sysco Corp	6,500	253,825
The Coca-Cola Co	4,800	241,440

		1,352,464

Energy - 0.94%

ENSCO International Inc	3,300	92,961
Nabors Industries Ltd * (Barbados)	3,100	141,825

		234,786

Financial Services - 21.07%

American Express Co	7,200	373,320
American International Group Inc	7,600	542,260
Bank of America Corp	2,300	186,254
Citigroup Inc **	17,000	878,900
Fannie Mae	3,750	278,812
First Data Corp	6,100	257,176
Fiserv Inc *	3,600	128,772
Franklin Resources Inc	3,250	180,960
J.P. Morgan Chase & Co	11,700	490,815
MBNA Corp	8,700	240,381
Merrill Lynch & Co Inc	5,700	339,492
Morgan Stanley	5,300	303,690
Prudential Financial Inc	3,500	156,730
SLM Corp	3,400	142,290
The Allstate Corp	2,700	122,742
The Goldman Sachs Group Inc	3,400	354,790
Wells Fargo & Co	5,100	289,017

		5,266,401

Health Care - 13.29%

Allergan Inc	2,300	193,568
Amgen Inc *	5,500	319,935
Boston Scientific Corp *	7,400	313,612
Eli Lilly & Co	2,000	133,800
Forest Laboratories Inc *	700	50,134
Johnson & Johnson	3,800	192,736
Medtronic Inc	5,500	262,625
Pfizer Inc **	20,200	708,010
St. Jude Medical Inc *	1,900	136,990
Teva Pharmaceutical Industries Ltd ADR (Israel)	2,900	183,889
UnitedHealth Group Inc	5,700	367,308
Wyeth	3,200	120,160
Zimmer Holdings Inc *	4,600	339,388

		3,322,155

Integrated Oils - 2.43%

Exxon Mobil Corp	14,600	607,214

Materials & Processing - 2.01%

Air Products & Chemicals Inc	3,000	150,360
Alcoa Inc	5,100	176,919
E.I. du Pont de Nemours & Co	1,500	63,330
The Dow Chemical Co	2,800	112,784

		503,393

Multi-Industry - 5.88%

3M Co	1,500	122,805
Fortune Brands Inc	1,700	130,271
General Electric Co **	22,000	671,440
Schlumberger Ltd	3,200	204,320
Tyco International Ltd (Bermuda)	11,900	340,935

		1,469,771

Producer Durables - 4.34%

Applied Materials Inc *	8,700	186,006
Danaher Corp	2,550	238,093
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	3,150	213,098
KLA-Tencor Corp *	2,700	135,945
United Technologies Corp	3,600	310,680

		1,083,822

Technology - 16.29%

Analog Devices Inc	3,800	182,438
Cisco Systems Inc * **	28,300	665,616
Dell Inc *	12,200	410,164
EMC Corp MA *	18,100	246,341
Intel Corp **	16,700	454,240
International Business Machines Corp	2,700	247,968
Linear Technology Corp	3,650	135,123
Microchip Technology Inc	5,300	140,768
Microsoft Corp **	28,800	719,136
Oracle Corp *	18,400	220,984
Texas Instruments Inc	6,700	195,774
VERITAS Software Corp *	9,600	258,336
Xilinx Inc *	5,150	195,700

		4,072,588

Utilities - 2.99%

Dominion Resources Inc VA	1,900	122,170
FPL Group Inc	1,800	120,330
Nextel Communications Inc ‘A’ *	2,650	65,535
SBC Communications Inc	5,100	125,154

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF AIM BLUE CHIP FUND
Schedule of Investments (Continued)
March 31, 2004

	Shares	Value

The Southern Co	4,000	$122,000
Vodafone Group PLC ADR (United Kingdom)	8,000	191,200

		746,389

Total Common Stocks (Cost $20,822,257)		23,195,456

	Principal Amount

SHORT-TERM INVESTMENTS - 7.19%

U.S. Government Agency Issue - 6.79%

Federal Home Loan Bank
0.970% due 04/01/04	$1,697,000	1,697,000

U.S. Treasury Bill - 0.40%

0.915% due 06/17/04 **	100,000	99,807

Total Short-Term Investments (Cost $1,796,805)		1,796,807

TOTAL INVESTMENTS - 99.99% (Cost $22,619,062)		24,992,263

OTHER ASSETS AND LIABILITIES, NET - 0.01%		2,880

NET ASSETS - 100.00%		$24,995,143

Note to Schedule of Investments

(a) Securities with an approximate aggregate market value of $2,908,861 were segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Number of Contracts	Notional Amount	Unrealized Appreciation

S&P EMINI Futures (06/04)	14	$700	$13,307

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF AIM AGGRESSIVE GROWTH FUND
Schedule of Investments
March 31, 2004

	Shares	Value

COMMON STOCKS - 92.49%

Autos & Transportation - 3.39%

C.H. Robinson Worldwide Inc	1,900	$78,850
Expeditors International of Washington Inc	1,980	78,190
Gentex Corp	2,200	95,436
Lear Corp	350	21,686
Sirva Inc *	1,400	33,768

		307,930

Consumer Discretionary - 32.21%

Aeropostale Inc *	1,400	50,764
Apollo Group Inc ‘A’ *	1,825	157,151
Arbitron Inc *	500	20,130
Belo Corp ‘A’	1,700	47,192
Best Buy Co Inc	2,100	108,612
CarMax Inc *	800	23,360
CDW Corp	2,440	164,968
Chico’s FAS Inc *	850	39,440
Cintas Corp	2,200	95,678
Citadel Broadcasting Co *	2,900	50,605
Coach Inc *	900	36,891
Corporate Executive Board Co	1,800	84,600
CoStar Group Inc *	1,450	53,490
eBay Inc *	700	48,531
Electronic Arts Inc *	400	21,584
Entercom Communications Corp *	1,150	52,060
Fastenal Co	2,180	117,044
Fisher Scientific International Inc *	2,250	123,840
Foot Locker Inc	800	20,640
Fred’s Inc	600	14,562
Getty Images Inc *	1,800	97,164
Harman International Industries Inc	700	55,720
Hot Topic Inc *	1,400	37,030
Iron Mountain Inc *	1,005	44,853
Krispy Kreme Doughnuts Inc *	1,200	41,208
Lamar Advertising Co *	1,800	72,396
Marvel Enterprises Inc *	1,200	23,028
MSC Industrial Direct Co Inc ‘A’	2,150	64,392
Omnicom Group Inc	1,100	88,275
Pacific Sunwear of California Inc *	1,750	42,945
Pep Boys-Manny Moe & Jack	900	24,975
PETCO Animal Supplies Inc *	1,200	33,816
Regis Corp	1,000	44,440
Robert Half International Inc *	5,900	139,358
Sonic Corp *	685	23,482
Staples Inc *	6,350	161,227
Starbucks Corp *	590	22,273
The Cheesecake Factory Inc *	1,050	48,437
The Men’s Wearhouse Inc *	1,700	45,169
Tiffany & Co	1,800	68,706
Tractor Supply Co *	2,700	104,544
United Online Inc *	2,700	44,982
University of Phoenix Online *	700	60,914
Univision Communications Inc ‘A’ *	2,385	78,729
Williams-Sonoma Inc *	3,820	130,644

		2,929,849

Financial Services - 15.27%

Affiliated Computer Services Inc ‘A’ *	900	46,710
Affiliated Managers Group Inc *	1,050	57,309
Alliance Data Systems Corp *	5,400	181,170
CheckFree Corp *	2,700	79,542
Chicago Mercantile Exchange Inc	475	45,951
Euronet Worldwide Inc *	1,900	36,119
Fiserv Inc *	3,000	107,310
HCC Insurance Holdings Inc	720	23,278
Investors Financial Services Corp	4,480	185,114
Legg Mason Inc	1,380	128,036
Lehman Brothers Holdings Inc	1,200	99,444
Moody’s Corp	1,000	70,800
New York Community Bancorp Inc	2,620	89,814
Paychex Inc	1,550	55,180
Southwest Bancorp of Texas Inc	1,050	39,616
SunGard Data Systems Inc *	1,000	27,400
T. Rowe Price Group Inc	2,150	115,735

		1,388,528

Health Care - 11.95%

Biomet Inc	2,000	76,720
Caremark Rx Inc *	3,950	131,337
Cooper Cos Inc	900	48,600
Health Management Associates Inc ‘A’	2,010	46,652
Henry Schein Inc *	800	57,136
Invitrogen Corp *	600	43,014
Medicis Pharmaceutical Corp ‘A’	2,320	92,800
Omnicare Inc	2,100	93,093
Patterson Dental Co *	670	45,969
ResMed Inc *	1,900	85,861
St. Jude Medical Inc *	1,500	108,150
Taro Pharmaceutical Industries Ltd * (Israel)	1,600	92,784
Varian Medical Systems Inc *	580	50,060
Zimmer Holdings Inc *	1,550	114,359

		1,086,535

Materials & Processing - 0.43%

The Valspar Corp	800	39,384

Multi-Industry - 1.57%

Brunswick Corp	1,100	44,913
Eaton Corp	1,750	98,332

		143,245

Producer Durables - 6.27%

Agilent Technologies Inc *	1,300	41,119
Danaher Corp	1,500	140,055
Deere & Co	1,100	76,241
Engineered Support Systems Inc	800	39,032
Joy Global Inc	1,800	50,526
Littelfuse Inc *	700	26,040
Plantronics Inc *	2,100	76,881
Polycom Inc *	850	18,046
Tektronix Inc	1,500	49,065
Waters Corp *	1,300	53,092

		570,097

Technology - 21.40%

Acxiom Corp	2,200	48,312
Adobe Systems Inc	1,250	49,287
ADTRAN Inc	1,600	48,048
Advanced Fibre Communications Inc *	1,300	28,639
Altera Corp *	4,400	89,980
AMIS Holdings Inc *	3,300	53,559
Analog Devices Inc	1,900	91,219
Avaya Inc *	1,300	20,644
Avocent Corp *	2,050	75,420
BMC Software Inc *	3,700	72,335
Broadcom Corp ‘A’ *	1,200	47,004
CACI International Inc ‘A’ *	1,400	60,200
Cognos Inc * (Canada)	2,000	62,120
Comverse Technology Inc *	7,200	130,608
Electronics for Imaging Inc *	1,800	44,226
Emulex Corp *	1,300	27,677

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF AIM AGGRESSIVE GROWTH FUND
Schedule of Investments (Continued)
March 31, 2004

	Shares	Value

Fairchild Semiconductor International Inc *	2,000	$48,060
Foundry Networks Inc *	2,700	46,359
Intersil Corp ‘A’	1,800	40,122
L-3 Communications Holdings Inc	800	47,584
Linear Technology Corp	2,300	85,146
Marvell Technology Group Ltd * (Bermuda)	2,100	94,605
Maxim Integrated Products Inc	1,800	84,762
MEMC Electronic Materials Inc *	5,600	51,240
Microchip Technology Inc	3,925	104,248
National Instruments Corp	1,350	42,471
OmniVision Technologies Inc *	1,800	49,158
QLogic Corp *	700	23,107
Rockwell Automation Inc	3,100	107,477
Storage Technology Corp *	1,000	27,830
Symantec Corp *	850	39,355
Tekelec *	1,700	28,203
UTStarcom Inc *	970	27,897
VERITAS Software Corp *	1,600	43,056
Zebra Technologies Corp ‘A’ *	100	6,937

		1,946,895

Total Common Stocks (Cost $6,944,072)		8,412,463

	Principal Amount

SHORT-TERM INVESTMENT - 6.55%

U.S. Government Agency Issue - 6.55%

Federal Home Loan Bank
0.970% due 04/01/04	$596,000	596,000

Total Short-Term Investment (Cost $596,000)		596,000

TOTAL INVESTMENTS - 99.04% (Cost $7,540,072)		9,008,463

OTHER ASSETS AND LIABILITIES, NET - 0.96%		87,381

NET ASSETS - 100.00%		$9,095,844

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF GOLDMAN SACHS SHORT DURATION BOND FUND
Schedule of Investments
March 31, 2004

	Principal Amount	Value

U.S. GOVERNMENT AGENCY ISSUES - 32.83%

Fannie Mae
2.500% due 03/09/06	$500,000	$502,897
Federal Home Loan Bank
2.100% due 11/21/05	1,000,000	1,008,338
2.750% due 11/15/06	500,000	508,430
3.500% due 11/15/07	500,000	516,020
6.500% due 11/15/05	500,000	539,292
Freddie Mac
3.000% due 12/15/06	500,000	503,944
3.000% due 01/30/07	500,000	502,716
3.000% due 07/27/07	410,000	412,996

Total U.S. Government Agency Issues (Cost $4,462,552)		4,494,633

U.S. TREASURY OBLIGATIONS - 53.25%

U.S. Treasury Notes - 51.70%

1.250% due 05/31/05	1,100,000	1,101,032
1.500% due 02/28/05	3,000,000	3,011,253
1.625% due 02/28/06	1,400,000	1,402,626
1.875% due 01/31/06	1,050,000	1,057,302
2.250% due 02/15/07	500,000	504,414

		7,076,627

U.S. Treasury Strips - 1.55%

0.000% due 05/15/12 (PO)	200,000	146,962
0.000% due 05/15/14 (PO)	100,000	65,527

		212,489

Total U.S. Treasury Obligations (Cost $7,270,182)		7,289,116

	Shares

SHORT-TERM INVESTMENTS - 8.87%

Money Market Funds - 8.87%

BlackRock Liquidity Funds Institutional TempCash	607,178	607,178
BlackRock Liquidity Funds Institutional TempFund	607,178	607,178

		1,214,356

Total Short-Term Investments (Cost $1,214,356)		1,214,356

TOTAL INVESTMENTS - 94.95% (Cost $12,947,090)		12,998,105

OTHER ASSETS AND LIABILITIES, NET - 5.05%		691,703

NET ASSETS - 100.00%		$13,689,808

Notes to Schedule of Investments

(a)s The amount of $50,000 in cash was segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)

90-Day Eurodollar Futures (09/04)	4	$4,000,000	$(50)
90-Day Eurodollar Futures (06/05)	4	$4,000,000	320
U.S. Treasury 2-Year Notes (06/04)	7	$1,400,000	4,842
U.S. Treasury 5-Year Notes (06/04)	4	$400,000	(2,750)
U.S. Treasury 20-Year Notes (06/04)	1	$100,000	(1,375)

			$987

(b) PO - Principal Only

See Notes to Financial Statements

PACIFIC FUNDS
PF INVESCO HEALTH SCIENCES FUND
Schedule of Investments
March 31, 2004

	Shares	Value

COMMON STOCKS - 91.90%

Consumer Staples - 3.78%

Procter & Gamble Co	2,665	$279,505

Health Care - 82.81%

Abbott Laboratories	2,260	92,886
Aetna Inc	3,500	314,020
Alcon Inc (Switzerland)	2,700	170,910
Allergan Inc	1,800	151,488
Amgen Inc *	2,700	157,059
Anthem Inc *	2,700	244,728
Aventis SA ADR (France)	2,100	161,490
Barr Laboratories Inc *	2,250	103,275
Biogen Idec Inc *	3,300	183,480
Boston Scientific Corp *	5,200	220,376
Bristol-Myers Squibb Co	2,900	70,267
Caremark Rx Inc *	8,370	278,302
Community Health Systems Inc *	2,700	75,141
Coventry Health Care Inc *	3,950	167,204
Elan Corp PLC ADR * (Ireland)	5,500	113,410
Eli Lilly & Co	1,000	66,900
Forest Laboratories Inc *	2,800	200,536
Genentech Inc *	800	84,656
Genzyme Corp *	1,400	65,856
Guidant Corp	2,400	152,088
Health Management Associates Inc ‘A’	3,300	76,593
Invitrogen Corp *	1,500	107,535
Johnson & Johnson	2,140	108,541
Kinetic Concepts Inc *	1,800	80,730
King Pharmaceuticals Inc *	1,100	18,524
Medco Health Solutions Inc *	6,089	207,026
Medtronic Inc	3,500	167,125
Merck & Co Inc	1,700	75,123
Novartis AG ADR (Switzerland)	3,037	129,376
Pfizer Inc	4,800	168,240
Pharmaceutical Resources Inc *	1,100	62,546
Roche Holding AG (Switzerland)	1,966	192,045
Sankyo Co Ltd. (Japan)	4,000	87,086
Shire Pharmaceuticals Group PLC ADR * (United Kingdom)	7,500	220,725
St. Jude Medical Inc *	2,300	165,830
Teva Pharmaceutical Industries Ltd ADR (Israel)	2,820	178,816
Triad Hospitals Inc *	1,700	52,394
UnitedHealth Group Inc	4,802	309,441
Valeant Pharmaceuticals International	3,800	90,706
WellPoint Health Networks Inc *	1,400	159,208
Wyeth	2,400	90,120
Yamanouchi Pharmaceutical Co Ltd (Japan)	2,700	92,911
Zimmer Holdings Inc *	2,860	211,011

		6,125,724

Multi-Industry - 4.28%

Takeda Chemical Industries Ltd (Japan)	5,300	236,382
Tyco International Ltd (Bermuda)	2,800	80,220

		316,602

Producer Durables - 1.03%

Thermo Electron Corp *	2,700	76,356

Total Common Stocks (Cost $5,412,111)		6,798,187

SHORT-TERM INVESTMENT - 3.02%

Money Market Funds - 3.02%

BlackRock Liquidity Funds Institutional TempCash	223,751	223,751

Total Short-Term Investment (Cost $223,751)		223,751

TOTAL INVESTMENTS - 94.92% (Cost $5,635,862)		7,021,938

OTHER ASSETS AND LIABILITIES, NET - 5.08%		375,690

NET ASSETS - 100.00%		$7,397,628

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF INVESCO TECHNOLOGY FUND
Schedule of Investments
March 31, 2004

	Shares	Value

COMMON STOCKS - 94.99%

Consumer Discretionary - 9.14%

CDW Corp	700	$47,327
eBay Inc *	1,400	97,062
Electronic Arts Inc *	300	16,122
Sirius Satellite Radio Inc *	7,400	25,160
SkillSoft PLC ADR * (Ireland)	3,600	46,440
Time Warner Inc *	4,500	75,870
United Online Inc *	1,600	26,656
VeriSign Inc *	5,000	82,950
Yahoo! Inc *	2,700	131,193

		548,780

Financial Services - 3.85%

Affiliated Computer Services Inc ‘A’ *	500	25,950
Automatic Data Processing Inc	1,100	46,200
DST Systems Inc *	1,300	58,955
Fair Isaac Corp	900	32,472
Paychex Inc	1,900	67,640

		231,217

Health Care - 4.40%

Biogen Idec Inc *	1,600	88,960
Boston Scientific Corp *	1,600	67,808
Genentech Inc *	300	31,746
Teva Pharmaceutical Industries Ltd ADR (Israel)	1,200	76,092

		264,606

Producer Durables - 4.91%

Applied Materials Inc *	2,400	51,312
Arris Group Inc *	3,200	29,440
KLA-Tencor Corp *	800	40,280
Lam Research Corp *	1,300	32,773
Lexmark International Inc *	1,100	101,200
Teradyne Inc *	1,300	30,979
Xerox Corp *	600	8,742

		294,726

Technology - 68.55%

Accenture Ltd ‘A’ * (Bermuda)	600	14,880
Advanced Fibre Communications Inc *	1,300	28,639
Advanced Mirco Devices Inc *	1,900	30,837
Agere Systems Inc ‘A’ *	7,100	22,791
Alcatel SA ADR (France) *	2,800	44,380
Altera Corp *	2,700	55,215
Amdocs Ltd * (United Kingdom)	2,700	75,033
Amphenol Corp ‘A’ *	1,600	47,520
Analog Devices Inc	1,100	52,811
Apple Computer Inc *	3,300	89,265
Applied Micro Circuits Corp *	3,500	20,125
Arrow Electronics Inc *	600	15,276
ASML Holding NV ‘NY’ * (Netherlands)	1,600	29,328
AU Optronics Corp ADR (Taiwan)	2,100	43,890
Avaya Inc *	3,000	47,640
BEA Systems Inc *	5,400	68,904
Broadcom Corp ‘A’ *	2,300	90,091
Chartered Semiconductor Manufacturing Ltd ADR * (Singapore)	1,600	15,088
Check Point Software Technologies Ltd * (Israel)	2,800	63,756
CIENA Corp *	3,700	18,389
Cisco Systems Inc *	8,200	192,864
Cognizant Technology Solutions Corp *	800	36,200
Cognos Inc * (Canada)	700	21,742
Computer Associates International Inc	2,300	61,778
Comverse Technology Inc *	4,200	76,188
Corning Inc *	5,500	61,490
Cypress Semiconductor Corp *	2,100	42,987
Dell Inc *	1,900	63,878
EMC Corp MA *	10,500	142,905
Emulex Corp *	1,800	38,322
Fairchild Semiconductor International Inc *	900	21,627
FileNET Corp *	1,400	37,310
Flextronics International Ltd * (Singapore)	5,300	91,266
Foundry Networks Inc *	1,400	24,038
Hewlett-Packard Co	2,000	45,680
Hyperion Solutions Corp *	1,300	53,885
Intel Corp	2,000	54,400
International Business Machines Corp	600	55,104
International Rectifier Corp *	500	22,995
Jabil Circuit Inc *	2,100	61,803
JDS Uniphase Corp *	10,100	41,107
Juniper Networks Inc *	2,700	70,227
KEMET Corp *	900	12,906
Linear Technology Corp	1,200	44,424
Lucent Technologies Inc *	4,500	18,495
Marvell Technology Group Ltd * (Bermuda)	900	40,545
Maxim Integrated Products Inc	1,800	84,762
Mercury Interactive Corp *	1,400	62,720
Microchip Technology Inc	2,100	55,776
Micron Technology Inc *	1,800	30,078
Microsoft Corp	4,700	117,359
Motorola Inc	4,500	79,200
National Semiconductor Corp *	1,100	48,873
NetScreen Technologies Inc *	900	32,787
Network Appliance Inc *	2,100	45,045
Nokia OYJ ADR (Finland)	1,450	29,406
Nomura Research Institute Ltd (Japan)	200	22,762
Nortel Networks Corp * (Canada)	7,000	41,580
Novell Inc *	6,600	75,108
Oracle Corp *	6,700	80,467
PMC-Sierra Inc *	300	5,091
QUALCOMM Inc	900	59,778
Red Hat Inc *	1,700	38,862
Samsung Electronics Co Ltd GDR (South Korea)	200	49,893
Sanmina-SCI Corp *	5,000	55,050
SAP AG ADR (Germany)	2,300	90,413
Siebel Systems Inc *	3,500	40,285
Silicon Laboratories Inc *	800	42,304
Sycamore Networks Inc *	4,100	16,728
Symantec Corp *	2,680	124,084
Taiwan Semiconductor Manufacturing Co Ltd ADR * (Taiwan)	6,111	63,799
Telefonaktiebolaget LM Ericsson ADR * (Sweden)	3,000	83,250
Texas Instruments Inc	3,800	111,036
United Microelectronics Corp ADR * (Taiwan)	3,072	15,974
VERITAS Software Corp *	700	18,837
Vishay Intertechnology Inc *	1,600	34,144
Vitesse Semiconductor Corp *	4,100	29,069
Xilinx Inc *	2,200	83,600
Zebra Technologies Corp ‘A’ *	600	41,622

		4,117,766

Utilities - 4.14%

Cox Communications Inc ‘A’ *	1,400	44,240
Nextel Communications Inc ‘A’ *	3,600	89,028
Nextel Partners Inc ‘A’ *	2,800	35,448
Nippon Telegraph & Telephone ADR (Japan)	214	6,065
Vodafone Group PLC ADR (United Kingdom)	3,100	74,090

		248,871

Total Common Stocks (Cost $4,453,642)		5,705,966

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF INVESCO TECHNOLOGY FUND
Schedule of Investments (Continued)
March 31, 2004

	Shares	Value

SHORT-TERM INVESTMENT - 3.06%

Money Market Fund - 3.06%

BlackRock Liquidity Funds Institutional TempCash	183,718	$183,718

Total Short-Term Investment (Cost $183,718)		183,718

TOTAL INVESTMENTS - 98.05% (Cost $4,637,360)		5,889,684

OTHER ASSETS AND LIABILITIES, NET - 1.95%		117,225

NET ASSETS - 100.00%		$6,006,909

Notes to Schedule of Investments

(a) Transactions in written call options for the year ended March 31, 2004, were as follows:

	Number of Contracts	Premium

Outstanding, March 31, 2003	16	$2,272
Options Written	123	13,019
Options Expired	(83)	(7,300)
Options Repurchased	(37)	(5,672)

Outstanding, March 31, 2004	19	$2,319

(b) Premiums received and value of written options outstanding at March 31, 2004:

Type	Notional Amount	Premium	Value

Call - CBOE Dell Inc Strike @ 35.00 Exp 05/22/04	$1,900	$2,319	$1,330

See Notes to Financial Statements

PACIFIC FUNDS
PF JANUS GROWTH LT FUND
Schedule of Investments
March 31, 2004

	Shares	Value

COMMON STOCKS - 93.37%

Autos & Transportation - 3.07%

C.H. Robinson Worldwide Inc	1,505	$62,457
Canadian National Railway Co (Canada)	5,447	214,230
FedEx Corp	1,065	80,045
Kansas City Southern *	2,315	32,179

		388,911

Consumer Discretionary - 21.62%

Amazon.com Inc *	5,210	225,489
Avon Products Inc	1,660	125,944
British Sky Broadcasting Group PLC (United Kingdom)	5,932	73,971
Clear Channel Communications Inc	1,050	44,467
eBay Inc *	475	32,932
EchoStar Communications Corp ‘A’ *	3,760	123,140
Electronic Arts Inc *	1,805	97,398
Harman International Industries Inc	800	63,680
International Game Technology	1,565	70,362
Kohl’s Corp *	530	25,615
Lamar Advertising Co *	1,615	64,955
Liberty Media Corp ‘A’ *	59,331	649,674
LVMH Moet Hennessy Louis Vuitton SA (France)	764	56,145
Marvel Enterprises Inc *	2,570	49,318
PETsMART Inc	1,975	53,839
Staples Inc *	3,835	97,371
Starwood Hotels & Resorts Worldwide Inc	4,700	190,350
Time Warner Inc *	18,210	307,021
Yahoo! Inc *	8,050	391,150

		2,742,821

Consumer Staples - 0.44%

Whole Foods Market Inc	750	56,212

Energy - 0.48%

BJ Services Co *	1,415	61,227

Financial Services - 16.65%

American International Group Inc	1,015	72,420
Bangkok Bank PCL * NVDR (Thailand)	20,500	47,741
Bank One Corp	3,265	178,008
Berkshire Hathaway Inc ‘B’ *	153	475,985
Citigroup Inc	3,855	199,304
E*TRADE Financial Corp *	7,220	96,387
Fannie Mae	1,855	137,919
Fifth Third Bancorp	2,235	123,752
Franklin Financial Corp TN	125	3,945
Freddie Mac	2,205	130,227
MBNA Corp	3,045	84,133
MGIC Investment Corp	2,425	155,758
The Allstate Corp	2,755	125,242
The Goldman Sachs Group Inc	2,400	250,440
Travelers Property Casualty Corp ‘B’	1,810	31,259

		2,112,520

Health Care - 15.38%

Anthem Inc *	1,385	125,536
Caremark Rx Inc *	4,890	162,592
Forest Laboratories Inc *	3,485	249,596
Guidant Corp	3,135	198,665
Medco Health Solutions Inc *	2,305	78,370
Medtronic Inc	3,750	179,063
Pfizer Inc	7,285	255,339
Roche Holding AG (Switzerland)	3,801	371,294
UnitedHealth Group Inc	4,830	311,245
WellPoint Health Networks Inc *	165	18,764

		1,950,464

Integrated Oils - 1.14%

EnCana Corp (Canada)	2,362	101,885
YUKOS ADR (Russia)	715	43,186

		145,071

Materials & Processing - 1.40%

Givaudan SA (Switzerland)	155	79,161
POSCO (South Korea)	360	50,870
Syngenta AG (Switzerland)	518	37,781
Syngenta AG ADR (Switzerland)	710	10,246

		178,058

Multi-Industry - 3.76%

Tyco International Ltd (Bermuda)	16,625	476,306

Producer Durables - 3.78%

Applied Materials Inc *	8,170	174,675
Komatsu Ltd (Japan)	10,000	63,440
Lexmark International Inc *	175	16,100
Lockheed Martin Corp	3,515	160,425
Northrop Grumman Corp	660	64,957

		479,597

Technology - 20.72%

Amdocs Ltd * (United Kingdom)	390	10,838
BMC Software Inc *	3,235	63,244
Cisco Systems Inc *	18,435	433,591
Computer Associates International Inc	12,360	331,990
Corning Inc *	5,240	58,583
Dell Inc *	1,825	61,356
Microsoft Corp	9,080	226,728
Motorola Inc	3,090	54,384
Nokia OYJ ADR (Finland)	17,185	348,512
Oracle Corp *	5,680	68,217
Samsung Electronics Co Ltd (South Korea)	1,050	523,878
Symantec Corp *	3,695	171,079
Synopsys Inc *	2,565	74,282
Texas Instruments Inc	6,900	201,618

		2,628,300

Utilities - 4.93%

AT&T Wireless Services Inc *	535	7,281
Cablevision Systems Corp ‘A’ *	11,243	257,240
Comcast Corp Special ‘A’ *	8,450	235,586
Cox Communications Inc ‘A’ *	3,975	125,610

		625,717

Total Common Stocks (Cost $9,629,045)		11,845,204

	Principal Amount

SHORT-TERM INVESTMENTS - 8.48%

U.S. Government Agency Issue - 7.88%

Fannie Mae 1.030% due 04/01/04	$1,000,000	1,000,000

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF JANUS GROWTH LT FUND
Schedule of Investments (Continued)
March 31, 2004

	Shares	Value

Money Market Funds - 0.60%

BlackRock Liquidity Funds Institutional TempCash	37,976	$37,976
BlackRock Liquidity Funds Institutional TempFund	37,976	37,976

		75,952

Total Short-Term Investments (Cost $1,075,952)		1,075,952

TOTAL INVESTMENTS - 101.85% (Cost $10,704,997)		12,921,156

OTHER ASSETS AND LIABILITIES, NET - (1.85%)		(234,683)

NET ASSETS - 100.00%		$12,686,473

Notes to Schedule of Investments

(a) Forward foreign currency contracts outstanding at March 31, 2004 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Unrealized Appreciation (Depreciation)

Sell	CHF	50,000	04/04	$(1,646)
Sell	CHF	25,000	04/04	259
Sell	CHF	70,000	09/04	(165)
Sell	EUR	90,000	09/04	(1,936)

				$(3,488)

(b) Principal amount denoted in the indicated currency:

          CHF – Swiss Franc
          EUR – Eurodollar

See Notes to Financial Statements

PACIFIC FUNDS
PF LAZARD INTERNATIONAL VALUE FUND
Schedule of Investments
March 31, 2004

	Shares	Value

COMMON STOCKS - 91.06%

Denmark - 1.96%

Danske Bank AS	18,300	$413,832

Finland - 3.88%

Nokia OYJ	40,000	819,918

France - 9.70%

Aventis SA	5,300	407,397
AXA	19,700	411,072
Societe Generale	7,300	623,479
Total SA	3,300	605,869

		2,047,817

Germany - 1.96%

Siemens AG	5,600	413,390

Ireland - 2.93%

Allied Irish Banks PLC	41,517	619,383

Italy - 4.78%

ENI SPA	30,300	609,172
Sanpaolo IMI SPA	35,000	398,715

		1,007,887

Japan - 8.32%

Canon Inc	12,800	663,161
Kao Corp	28,000	640,554
Nomura Holdings Inc	24,800	451,733

		1,755,448

Netherlands - 8.79%

ABN Amro Holding NV	18,400	410,401
Heineken NV	20,900	837,295
Royal Dutch Petroleum Co	12,800	607,958

		1,855,654

Switzerland - 17.60%

Compagnie Financiere Richemont AG ‘A’	15,700	421,980
Credit Suisse Group	12,100	419,300
Nestle SA	2,400	611,911
Novartis AG	14,600	620,026
Roche Holding AG	4,300	420,038
Swiss Reinsurance Co	6,000	413,466
UBS AG	10,900	809,638

		3,716,359

United Kingdom - 31.14%

Barclays PLC	93,700	825,306
BP PLC	74,200	621,845
Cadbury Schweppes PLC	105,042	828,197
Diageo PLC	47,200	615,037
GlaxoSmithKline PLC	42,000	824,392
HSBC Holdings PLC	55,059	818,634
Tesco PLC	91,200	411,909
Unilever PLC	83,400	825,401
Vodafone Group PLC	339,800	804,051

		6,574,772

Total Common Stocks (Cost $16,173,917)		19,224,460

SHORT-TERM INVESTMENTS - 8.82%

Money Market Funds - 8.82%

BlackRock Liquidity Funds Institutional TempCash	931,266	931,266
BlackRock Liquidity Funds Institutional TempFund	931,266	931,266

		1,862,532

Total Short-Term Investments (Cost $1,862,532)		1,862,532

TOTAL INVESTMENTS - 99.88% (Cost $18,036,449)		21,086,992

OTHER ASSETS AND LIABILITIES, NET - 0.12%		24,418

NET ASSETS - 100.00%		$21,111,410

Note to Schedule of Investments

(a) At March 31, 2004, the Fund’s equity securities were diversified as a percentage of net assets as follows:

Financial Services	31.33%
Consumer Staples	19.56%
Health Care	10.76%
Integrated Oils	8.70%
Technology	7.02%
Utilities	3.81%
Materials & Processing	3.03%
Energy	2.89%
Consumer Discretionary	2.00%
Multi-Industry	1.96%

Total Equity Securities	91.06%

See Notes to Financial Statements

PACIFIC FUNDS
PF MFS INTERNATIONAL LARGE-CAP FUND
Schedule of Investments
March 31, 2004

	Shares	Value

WARRANTS - 0.00%

South Africa - 0.00%

Bidvest Group Ltd	28	$28

Total Warrants (Cost $0)		28

COMMON STOCKS - 95.35%

Australia - 4.16%

QBE Insurance Group Ltd	40,221	343,302
The News Corp Ltd	35,086	315,545

		658,847

Austria - 1.63%

Erste Bank der Oesterreichischen Sparkassen AG	1,730	258,945

Brazil - 1.75%

Brasil Telecom Participacoes SA ADR	4,220	144,113
Cia Vale do Rio Doce ADR	2,410	132,309

		276,422

Canada - 3.20%

BCE Inc	11,280	236,801
Canadian National Railway Co	4,285	168,529
EnCana Corp	2,360	101,798

		507,128

China - 0.11%

Semiconductor Manufacturing International Corp *	60,000	18,098

France - 15.43%

AXA	17,170	358,280
Credit Agricole SA	8,883	231,971
France Telecom SA *	8,150	208,522
L’Air Liquide SA	2,060	350,616
L’Oreal SA	2,390	182,979
Sanofi-Synthelabo SA	3,295	215,215
Schneider Electric SA	3,594	234,082
Societe Television Francaise 1	3,636	115,460
Total SA	1,770	324,966
Veolia Environnement	7,980	222,609

		2,444,700

Germany - 2.29%

Bayerische Motoren Werke AG	5,350	217,553
Schering AG	3,070	145,287

		362,840

Hong Kong - 1.40%

Esprit Holdings Ltd	53,000	222,446

Hungary - 1.20%

OTP Bank RT GDR *	5,040	190,512

Ireland - 1.95%

Anglo Irish Bank Corp PLC	18	288
DEFPA Bank PLC	1,250	196,623
Irish Life & Permanent PLC	6,820	111,803

		308,714

Italy - 1.00%

Riunione Adriatica di Sicurta SPA	8,890	158,957

Japan - 13.55%

Bridgestone Corp	9,000	141,270
Canon Inc	7,000	362,666
Chugai Pharmaceutical Co Ltd	13,900	221,256
Citizen Watch Co Ltd	11,000	109,117
Honda Motor Co Ltd	5,000	230,692
KDDI Corp	34	191,839
Murata Manufacturing Co Ltd	3,200	203,316
Seiko Epson Corp	5,300	213,967
Tokyo Broadcasting Systems Inc	4,500	90,402
Tokyo Gas Co Ltd	50,640	191,783
Yamaha Corp	10,200	190,696

		2,147,004

Mexico - 1.06%

Grupo Televisia SA ADR	3,530	167,110

Netherlands - 1.32%

Reed Elsevier NV	15,890	209,721

Norway - 0.49%

DnB NOR ASA	11,724	76,841

Singapore - 2.42%

DBS Group Holdings Ltd	15,000	128,859
Singapore Telecommunications Ltd	126,000	175,141
United Overseas Bank Ltd	10,000	79,940

		383,940

South Korea - 3.12%

Samsung Electronics Co Ltd	540	269,423
Samsung SDI Co Ltd	1,530	224,205

		493,628

Spain - 3.83%

Banco Bilbao Vizcaya Argentaria SA	11,580	153,263
Iberdrola SA	8,050	166,196
Telefonica SA	18,966	286,912

		606,371

Sweden - 5.16%

Atlas Copco AB ‘A’	3,440	122,250
Hennes & Mauritz AB ‘B’	13,090	352,362
Sandvik AB	6,580	209,843
Telefonaktiebolaget LM Ericsson ‘B’	47,940	132,861

		817,316

Switzerland - 10.56%

Credit Suisse Group	6,470	224,204
Nestle SA	885	225,642
Novartis AG	7,500	318,507
Roche Holding AG	3,190	311,610
Straumann Holding AG	420	72,605
Syngenta AG	1,775	129,463
Synthes-Stratec Inc	95	97,411
UBS AG	3,959	294,069

		1,673,511

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF MFS INTERNATIONAL LARGE-CAP FUND
Schedule of Investments (Continued)
March 31, 2004

	Shares	Value

United Kingdom - 19.72%

AMVESCAP PLC	39,590	$291,408
AstraZeneca PLC	6,130	284,244
BG Group PLC	17,960	107,358
BOC Group PLC	5,800	95,990
BP PLC ADR	3,165	162,048
British Sky Broadcasting Group PLC	10,730	133,802
Diageo PLC	18,190	237,024
Kingfisher PLC	50,689	268,765
NEXT PLC	6,130	161,105
Reckitt Benckiser PLC	19,994	494,237
Royal Bank of Scotland Group PLC	7,152	217,934
Vodafone Group PLC	172,160	407,373
Vodafone Group PLC ADR	946	22,609
William Hill PLC	25,260	241,059

		3,124,956

Total Common Stocks (Cost $14,213,906)		15,108,007

	Principal Amount

SHORT-TERM INVESTMENTS - 6.80%

U.S. Government Agency Issue - 6.79%

Fannie Mae 1.030% due 04/01/04	$1,076,000	1,076,000

	Shares

Money Market Fund - 0.01%

BlackRock Liquidity Funds Institutional TempCash	688	688

Total Short-Term Investments (Cost $1,076,688)		1,076,688

TOTAL INVESTMENTS - 102.15% (Cost $15,290,594)		16,184,723

OTHER ASSETS AND LIABILITIES, NET - (2.15%)		(340,187)

NET ASSETS - 100.00%		$15,844,536

Note to Schedule of Investments

(a) At March 31, 2004, the Fund’s equity securities were diversified as a percentage of net assets as follows:

Financial Services	20.94%
Consumer Discretionary	16.22%
Utilities	12.82%
Health Care	10.51%
Technology	7.71%
Consumer Staples	6.04%
Producer Durables	4.86%
Autos & Transportation	4.78%
Materials & Processing	4.47%
Integrated Oils	4.39%
Multi-Industry	2.61%

Total Equity Securities	95.35%

See Notes to Financial Statements

PACIFIC FUNDS
PF PIMCO INFLATION MANAGED FUND
Schedule of Investments
March 31, 2004

	Principal Amount	Value

CORPORATE BONDS & NOTES - 2.39%

Financial Services - 1.44%

Ford Motor Credit Co
2.995% due 10/25/04 +	$100,000	$100,650
General Motors Acceptance Corp
1.820% due 05/17/04 +	100,000	100,046
Travelers Property Casualty Corp
3.750% due 03/15/08	100,000	102,395

		303,091

Utilities - 0.95%

Entergy Gulf States Inc
2.010% due 06/18/07 ~ +	100,000	100,401
Verizon Wireless Capital LLC
1.190% due 05/23/05 ~ +	100,000	99,932

		200,333

Total Corporate Bonds & Notes (Cost $498,455)		503,424

U.S. TREASURY OBLIGATIONS - 110.44%

U.S. Treasury Inflation-Index Bonds - 110.44%

2.000% due 01/15/14 # ^	3,269,793	3,432,007
3.000% due 07/15/12 ^	746,656	850,109
3.375% due 01/15/07 ^	4,090,625	4,509,435
3.375% due 04/15/32 ^	260,805	345,984
3.500% due 01/15/11 ^	1,595,880	1,861,695
3.625% due 01/15/08 ^	4,813,956	5,449,928
3.625% due 04/15/28 ^	286,218	377,248
3.875% due 04/15/29 # ^	3,102,889	4,281,986
4.250% due 01/15/10 ^	1,760,960	2,111,639

Total U.S. Treasury Obligations (Cost $22,636,140)		23,220,031

SHORT-TERM INVESTMENTS - 11.31%

Commercial Paper - 3.32%

ANZ (Delaware) Inc
1.030% due 06/22/04	200,000	199,532
Svenska Handelsbanken AB (Sweden)
1.025% due 05/24/04	500,000	499,245

		698,777

U.S. Government Agency Issues - 1.90%

Fannie Mae
1.005% due 07/01/04	200,000	199,505
Freddie Mac
1.010% due 07/15/04	200,000	199,428

		398,933

Money Market Funds - 6.09%

BlackRock Liquidity Funds Institutional TempCash	639,914	639,914
BlackRock Liquidity Funds Institutional TempFund	639,914	639,914

		1,279,828

Total Short-Term Investments (Cost $2,377,507)		2,377,538

TOTAL INVESTMENTS - 124.14% (Cost $25,512,102)		26,100,993

OTHER ASSETS AND LIABILITIES, NET - (24.14%)		(5,075,692)

NET ASSETS - 100.00%		$21,025,301

Notes to Schedule of Investments

(a) Transactions in written options for the year ended March 31, 2004, were as follows:

	Number of Contracts	Premium

Outstanding, March 31, 2003	0	$0
Call Options Written	2,000,000	18,055
Put Options Written	2,000,000	16,721
Options Expired	0	0
Options Repurchased	0	0

Outstanding, March 31, 2004	4,000,000	$34,776

(b) Premiums received and value of written options outstanding at March 31, 2004:

Type	Notional Amount	Premium	Value

Call - OTC Swaption (3 month LIBOR vs. 3.800%) Strike @ 3.80 Exp 10/07/04	$500,000	$4,350	$7,490
Call - OTC Swaption (3 month LIBOR vs. 4.000%) Strike @ 4.00 Exp 11/02/04	$1,300,000	11,505	15,945
Call - OTC Swaption (3 month LIBOR vs. 4.000%) Strike @ 4.00 Exp 10/07/04	$200,000	2,200	4,177
Put - OTC Swaption (3 month LIBOR vs. 6.000%) Strike @ 6.00 Exp 10/07/04	$500,000	4,900	552
Put - OTC Swaption (3 month LIBOR vs. 6.500%) Strike @ 6.50 Exp 10/07/04	$200,000	1,200	91
Put - OTC Swaption (3 month LIBOR vs. 7.000%) Strike @ 7.00 Exp 11/02/04	$1,300,000	10,621	843

		$34,776	$29,098

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF PIMCO MANAGED BOND FUND
Schedule of Investments
March 31, 2004

	Principal Amount	Value

CORPORATE BONDS & NOTES - 7.22%

Autos & Transportation - 0.49%

General Motors Corp
8.250% due 07/15/23	$100,000	$111,903

Financial Services - 3.21%

Bank of America Corp
4.875% due 01/15/13	100,000	103,875
CIT Group Inc
7.750% due 04/02/12	100,000	120,968
Citigroup Inc
5.625% due 08/27/12	50,000	54,794
General Motors Acceptance Corp
6.875% due 08/28/12	200,000	216,374
Morgan Stanley
5.300% due 03/01/13	100,000	105,150
Qwest Capital Funding Inc
7.250% due 02/15/11	100,000	86,500
Unilever Capital Corp
6.875% due 11/01/05	50,000	54,011

		741,672

Integrated Oils - 1.12%

Occidental Petroleum Corp
8.450% due 02/15/29	100,000	136,220
Petroleos Mexicanos (Mexico)
9.250% due 03/30/18	100,000	123,250

		259,470

Utilities - 2.40%

Entergy Gulf States Inc
3.600% due 06/01/08	100,000	99,864
Oncor Electirc Delivery
7.250% due 01/15/33	70,000	82,706
Pacific Gas & Electric Co
1.810% due 04/03/06 +	200,000	200,116
Progress Energy Inc
6.850% due 04/15/12	50,000	57,303
TXU Energy Co
7.000% due 03/15/13	100,000	114,831

		554,820

Total Corporate Bonds & Notes (Cost $1,564,289)		1,667,865

MORTGAGE-BACKED SECURITIES - 30.87%

Collateralized Mortgage Obligations - 13.95%

Credit-Based Asset Servicing & Securitization LLC
1.410% due 06/25/32 ” +	127,791	128,083
CS First Boston Mortgage Securities Corp
1.420% due 03/25/32 ~ ” +	175,620	173,425
1.750% due 03/25/32 ~ ” +	167,631	165,685
7.500% due 02/25/31 ”	46,802	47,001
Fannie Mae
2.375% due 11/25/23 ” +	850,000	886,130
6.250% due 10/25/22 ”	174,418	176,941
Freddie Mac
5.000% due 09/15/16 ”	92,972	95,309
6.000% due 01/15/28 ”	6,709	6,708
6.000% due 04/15/28 ”	130,259	131,738
6.250% due 04/15/23 ”	314,847	326,328
6.500% due 08/15/28 ”	380,022	382,057
Government National Mortgage Association
5.500% due 11/20/31 ”	268,851	272,599
MLCC Mortgage Investors Inc
1.470% due 03/15/25 ” +	118,578	119,092
Residential Funding Mortgage Securities I Inc
5.605% due 09/25/32 ” +	77,138	78,226
Washington Mutual Inc
3.061% due 02/27/34 ” +	38,336	38,838
5.152% due 10/25/32 ” +	100,370	102,610
Washington Mutual Mortgage Securities Corp
5.750% due 12/25/32 ”	52,849	52,869
6.010% due 01/25/31 ” +	8,720	8,727
Wells Fargo Mortgage-Backed Securities Trust
4.656% due 09/25/32 ” +	29,234	29,450

		3,221,816

Fannie Mae - 8.03%

4.817% due 12/01/36 ” +	92,563	95,422
5.500% due 12/01/14 ”	131,147	137,315
5.500% due 06/01/23 # ”	341,381	352,899
6.000% due 09/01/22 # ”	336,904	352,241
6.000% due 01/01/23 # ”	223,776	233,976
6.500% due 03/01/17 ”	374,731	398,941
6.500% due 08/01/32 ”	268,599	282,289

		1,853,083

Freddie Mac - 8.89%

5.500% due 08/01/07 ”	134,772	138,587
5.500% due 03/01/23 # ”	155,226	160,632
5.673% due 04/01/32 ” +	783,817	817,295
5.920% due 11/01/31 ” +	130,475	134,732
6.000% due 12/01/22 ”	255,384	266,639
6.000% due 03/01/23 # ”	511,549	534,071

		2,051,956

Total Mortgage-Backed Securities (Cost $7,099,985)		7,126,855

ASSET-BACKED SECURITY - 0.35%

Morgan Stanley Dean Witter Capital I Inc Trust
1.420% due 07/25/32 ” +	79,946	80,201

Total Asset-Backed Security (Cost $79,946)		80,201

U.S. TREASURY OBLIGATIONS - 30.99%

U.S. Treasury Bonds - 17.62%

6.250% due 08/15/23	500,000	594,668
6.875% due 08/15/25	300,000	383,332
7.500% due 11/15/16	1,000,000	1,318,672
7.875% due 02/15/21	400,000	553,360
8.000% due 11/15/21	400,000	561,672
8.750% due 05/15/17	200,000	290,102
8.875% due 08/15/17	250,000	366,406

		4,068,212

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF PIMCO MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2004

	Principal Amount		Value

U.S. Treasury Inflation-Index Bonds - 5.09%

3.625% due 01/15/08 ^		$458,472	$519,041
3.875% due 01/15/09 ^		338,727	393,598
4.250% due 01/15/10 ^		220,120	263,955

			1,176,594

U.S. Treasury Notes - 8.28%

1.625% due 04/30/05		1,100,000	1,105,630
1.875% due 01/31/06		800,000	805,563

			1,911,193

Total U.S. Treasury Obligations (Cost $6,860,690)			7,155,999

FOREIGN GOVERNMENT BONDS - 2.88%

Republic of Brazil (Brazil)
2.000% due 04/15/06 +		40,000	39,277
2.063% due 04/15/09 +		10,353	9,752
11.500% due 03/12/08		170,000	193,375
United Mexican States (Mexico)
8.000% due 09/24/22		185,000	214,137

	Notional Amount

United Mexican States Value Recovery Rights (Mexico)
0.000% due 06/30/04 +		250,000	1,250
0.000% due 06/30/05 +		250,000	5,000
0.000% due 06/30/06 +		250,000	3,750
0.000% due 06/30/07 +		250,000	2,500

	Principal Amount

Republic of Peru (Peru)
9.125% due 02/21/12		172,000	195,650

Total Foreign Government Bonds (Cost $562,093)			664,691

MUNICIPAL BONDS - 3.36%

California State Anticipated Warrants ‘A’
2.000% due 06/16/04		200,000	200,384
Energy Northwest Washington Electric Revenue
5.500% due 07/01/12		100,000	114,433
Florida State Board of Education ‘A’
5.000% due 06/01/32		100,000	104,476
Golden State Tobacco Securitization Corp CA
6.250% due 06/01/33		50,000	49,010
6.750% due 06/01/39		100,000	98,665
Illinois State Taxable Pension
5.100% due 06/01/33		100,000	97,220
San Antonio Texas Refunding
5.000% due 02/01/10		100,000	111,740

Total Municipal Bonds (Cost $767,667)			775,928

	Notional Amount		Value

PURCHASED PUT OPTIONS - 0.00%

Euro-Bund June Futures (EUX)
Strike 106.50 @ Exp. 05/24/04
10 Contracts	EUR	1,000,000	$—

Eurodollar June Futures (CME)
Strike @ 93.00 Exp. 06/14/04
16 Contracts	EUR	16,000,000	—

Total Purchased Put Options (Cost $160)			—

	Principal Amount

SHORT-TERM INVESTMENTS - 22.35%

Certificate of Deposit - 0.43%

Altria Group Inc
1.800% due 10/29/04 +		$100,000	100,005

Commercial Paper - 16.43%

ANZ (Delaware) Inc
1.020% due 06/03/04		300,000	299,464
1.030% due 06/02/04		300,000	299,473
CBA (Delaware) Finance
1.030% due 05/10/04		200,000	199,781
Danske Corp ‘A’
1.030% due 05/10/04		500,000	499,452
Danske Corp ‘B’
1.020% due 06/04/04		100,000	99,818
European Investment Bank
1.010% due 05/25/04		600,000	599,091
General Electric Capital Corp
1.040% due 05/11/04		500,000	499,433
HBOS Treasury Service PLC (United Kingdom)
1.030% due 06/21/04		600,000	598,614
Nestle Capital Corp
1.010% due 06/04/04 ~		300,000	299,455
Svenska Handelsbanken AB (Sweden)
1.025% due 05/24/04		200,000	199,698
UBS Finance (Delaware) LLC
1.020% due 06/03/04		200,000	199,643

			3,793,922

U.S. Treasury Bill - 1.99%

0.943% due 06/03/04 **		460,000	459,280

	Shares

Money Market Funds - 3.50%

BlackRock Liquidity Funds Institutional TempCash		403,345	403,345
BlackRock Liquidity Funds Institutional TempFund		403,345	403,345

			806,690

Total Short-Term Investments (Cost $5,159,826)			5,159,897

TOTAL INVESTMENTS - 98.02% (Cost $22,094,656)			22,631,436

OTHER ASSETS AND LIABILITIES, NET - 1.98%			457,298

NET ASSETS - 100.00%			$23,088,734

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF PIMCO MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2004

Notes to Schedule of Investments

(a) Securities with an approximate aggregate market value of $459,280 were segregated with the custodian to cover margin requirements for the following open futures contracts at March 31, 2004:

Type	Number of Contracts	Notional Amount		Unrealized Appreciation (Depreciation)

Euro-BOBL Futures (06/04)	18		$1,800,000	$15,558
Euro-Bund Futures (06/04)	26		$2,600,000	50,483
90-Day Eurodaollar Futures (12/05)	9		$9,000,000	29,531
90-Day GBP LIBOR Futures (12/04)	7	GBP	3,500,000	(1,724)
U.S. Treasury 5-Year Notes (06/04)	3		$300,000	3,797
U.S. Treasury 10-Year Notes (06/04)	82		$8,200,000	130,282

				$227,927

(b) Forward foreign currency contracts outstanding at March 31, 2004 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Unrealized Appreciation (Depreciation)

Buy	CNY	1,619,550	09/04	$(1,493)
Buy	CNY	789,750	09/05	1,292
Sell	CNY	810,500	09/04	658
Sell	CNY	809,050	09/04	(224)
Buy	EUR	67,000	04/04	1,009
Sell	EUR	76,000	04/04	451
Sell	GBP	26,000	04/04	157
Buy	JPY	32,181,000	05/04	17,716
Sell	JPY	8,209,000	05/04	(1,668)

				$17,898

(c) Swap agreements outstanding as of March 31, 2004:

Type	Notional Amount		Unrealized Appreciation (Depreciation)

Receive floating rate based on 3-month USD-LIBOR and pay fixed rate equal to 4.000%.

Broker: Goldman Sachs
Exp. 06/16/04		$400,000	$14,830

Receive floating rate based on 3-month USD-LIBOR and pay fixed rate equal to 5.000%.

Broker: Merrill Lynch
Exp. 06/16/04		$1,300,000	(85,566)

Receive floating rate based on 6-month GBP-LIBOR and pay fixed rate equal to 4.000%.

Broker: Goldman Sachs
Exp. 09/14/04	GBP	400,000	112

Receive floating rate based on 6-month EUR-LIBOR and pay fixed rate equal to 3.250%.

Broker: J.P. Morgan Chase
Exp. 03/15/05	EUR	400,000	3,730

Receive floating rate based on 6-month EUR-LIBOR and pay fixed rate equal to 3.500%.

Broker: J.P. Morgan Chase
Exp. 03/15/05	EUR	300,000	3,448

Receive floating rate based on 6-month EUR-LIBOR and pay fixed rate equal to 4.000%.

Broker: Barclays Bank PLC
Exp. 03/15/05	EUR	300,000	$2,812

Broker: Merrill Lynch
Exp. 03/15/05	EUR	200,000	2,346

Receive floating rate based on 3-month SEK-LIBOR and pay fixed rate equal to 4.500%.

Broker: J.P. Morgan Chase
Exp. 06/17/05	SEK	2,600,000	2,845

Broker: Merrill Lynch
Exp. 06/17/08	SEK	5,200,000	12,486

Receive floating rate based on 6-month EUR-LIBOR and pay fixed rate equal to 5.000%.

Broker: Goldman Sachs
Exp. 06/16/14	EUR	1,700,000	(103,209)

Broker: J.P. Morgan Chase
Exp. 06/16/14	EUR	700,000	(42,422)

Pay fixed rate equal to 0.260% and receive from the counterparty at par in the event of default of the Allstate Corp 6.125% due 02/15/12.

Broker: Morgan Stanley
Exp. 12/20/08		$100,000	(131)

Pay fixed rate equal to 0.280% and receive from the counterparty at par in the event of default of the Eaton Corp 5.750% due 07/15/12.

Broker: Citigroup Global Markets
Exp. 12/20/08		$100,000	(166)

Pay fixed rate equal to 0.160% and receive from the counterparty at par in the event of default of the Eli Lilly 6.000% due 03/15/12.

Broker: Barclays Bank PLC
Exp. 12/20/08		$100,000	(135)

Pay fixed rate equal to 0.210% and receive from the counterparty at par in the event of default of the Emerson Electric Co 4.625% due 10/15/12.

Broker: Morgan Stanley
Exp. 12/20/08		$100,000	179

Pay fixed rate equal to 0.290% and receive from the counterparty at par in the event of default of the Fedex Corp 7.250% due 10/15/12.

Broker: Barclays Bank PLC
Exp. 12/20/08		$100,000	438

See Notes to Financial Statements

PACIFIC FUNDS
PF PIMCO MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2004

Type	Notional Amount	Unrealized Appreciation (Depreciation)

Pay fixed rate equal to 0.220% and receive from the counterparty at par in the event of default of the Gannett Co Inc 6.375% due 04/01/12.

Broker: Merrill Lynch
Exp. 12/20/08	$100,000	$—

Pay fixed rate equal to 0.120% and receive from the counterparty at par in the event of default of The Home Depot Inc 5.375% due 04/01/06.

Broker: Lehman Brothers
Exp. 12/20/08	$100,000	135

Pay fixed rate equal to 0.320% and receive from the counterparty at par in the event of default of the Ingersoll-Rand Co 6.480% due 06/01/25.

Broker: Merrill Lynch
Exp. 12/20/08	$100,000	44

Pay fixed rate equal to 0.110% and receive from the counterparty at par in the event of default of the Johnson & Johnson 3.800% due 05/15/13.

Broker: Lehman Brothers
Exp. 12/20/08	$100,000	—

Pay fixed rate equal to 0.140% and receive from the counterparty at par in the event of default of the Wal-Mart Stores 3.375% due 10/01/08.

Broker: Citigroup Global Markets
Exp. 12/20/08	$100,000	45

Pay fixed rate equal to 0.290% and receive from the counterparty at par in the event of default of the Whirlpool Corp 8.600% due 05/01/10.

Broker: Lehman Brothers
Exp. 12/20/08	$100,000	215

		$(187,964)

(d) Investments Sold Short outstanding as of March 31, 2004:

Type	Principal Amount	Value

Fannie Mae
5.000% due 05/15/34 # ”	$1,000,000	$(1,001,250)
6.000% due 04/15/34 # ”	2,500,000	(2,602,345)
U.S. Treasury Note
4.250% due 08/15/13 # ”	2,000,000	(2,073,126)

Total Investments Sold Short (Proceeds $5,677,701)		$(5,676,721)

(e) Transactions in written options for the year ended March 31, 2004, were as follows:

	Number of Contracts	Premium

Outstanding, March 31, 2003	7,500,011	$173,959
Call Options Written	1,100,031	35,766
Put Options Written	1,600,012	37,023
Call Options Expired	(2,300,025)	(32,057)
Put Options Expired	(2)	(993)
Call Options Repurchased	(15)	(12,722)
Put Options Repurchased	(900,012)	(27,602)

Outstanding, March 31, 2004	7,000,000	$173,374

(f) Premiums received and value of written options outstanding at March 31, 2004:

Type	Notional Amount	Premium	Value

Call - OTC Swaption (3 month LIBOR vs 10.000%)
Strike @ 4.00 Exp 10/07/04	$700,000	$17,570	$8,064
Call - OTC Swaption (3 month LIBOR vs 7.000%)
Strike @ 4.00 Exp 09/23/05	$500,000	7,550	9,967
Call - OTC Swaption (3 month LIBOR vs 7.000%)
Strike @ 3.80 Exp 10/07/04	$200,000	2,064	2,996
Call - OTC Swaption (3 month LIBOR vs 7.000%)
Strike @ 5.00 Exp 01/07/05	$1,000,000	27,150	60,366
Call - OTC Swaption (3 month LIBOR vs 7.000%)
Strike @ 4.00 Exp 09/23/05	$1,100,000	29,370	21,927
Put - OTC Swaption (3 month LIBOR vs 10.000%)
Strike @ 6.00 Exp 10/07/04	$700,000	22,260	1,870
Put - OTC Swaption (3 month LIBOR vs 7.000%)
Strike @ 6.00 Exp 09/23/05	$500,000	7,700	3,174
Put - OTC Swaption (3 month LIBOR vs 7.000%)
Strike @ 6.00 Exp 10/07/04	$200,000	1,720	221
Put - OTC Swaption (3 month LIBOR vs 7.000%)
Strike @ 7.00 Exp 01/07/05	$1,000,000	20,700	1,027
Put - OTC Swaption (3 month LIBOR vs 7.000%)
Strike @ 6.00 Exp 09/23/05	$1,100,000	37,290	15,004

		$173,374	$124,616

(g) Notional and principal amount denoted in the indicated currency:

CNY – Chinese Yuan
EUR – Eurodollar
GBP – British Pounds
JPY – Japanese Yen
SEK – Swedish Krona

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF PACIFIC LIFE MONEY MARKET FUND
Schedule of Investments
March 31, 2004

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 102.31%

Corporate Note - 1.53%

Wells Fargo & Co
1.040% due 06/17/04 +	$250,000	$250,000

Commercial Paper - 55.71%

American Honda Finance Corp
1.000% due 04/22/04	750,000	749,562
BMW U.S. Capital LLC
1.000% due 04/28/04	700,000	699,475
Coca-Cola Enterprises Inc
0.980% due 04/02/04 ~	290,000	289,992
Dow Jones & Co Inc
1.000% due 04/15/04 ~	700,000	699,728
Fortune Brands Inc
1.010% due 04/22/04 ~	850,000	849,499
Kimberly-Clark Worldwide Inc
0.970% due 04/19/04 ~	550,000	549,733
Koch Industries LLC
1.000% due 04/06/04 ~	550,000	549,924
Medtronic Inc
0.980% due 04/05/04 ~	750,000	749,918
National Rural Utilities Cooperative Finance Corp
1.030% due 05/10/04	600,000	599,331
Societe Generale North America Inc
1.020% due 05/19/04	450,000	449,388
The Clorox Co
0.990% due 04/19/04	550,000	549,728
Toyota Motor Credit Corp
1.030% due 04/16/04	700,000	699,700
Verizon Network Funding Corp
0.980% due 04/14/04	450,000	449,841
Volkswagen of America Inc
1.010% due 04/22/04 ~	750,000	749,558
Wal-Mart Stores Inc
0.970% due 04/13/04 ~	460,000	459,851

		9,095,228

U.S. Government Agency Issues - 36.94%

Fannie Mae
0.960% due 04/12/04	600,000	599,824
1.000% due 04/21/04	500,000	499,722
1.000% due 06/02/04	550,000	549,053
Federal Farm Credit Bank
1.000% due 07/02/04	250,000	250,000
Federal Home Loan Bank
0.985% due 04/21/04	2,000,000	1,998,905
0.985% due 04/23/04	1,635,000	1,634,016
Freddie Mac
1.350% due 11/03/04	500,000	500,000

		6,031,520

Asset-Backed Securities - 8.12%

Daimler Chrysler Auto Trust
1.100% due 08/09/04 ~ ”	22,959	22,959
Honda Auto Receivables Owner Trust
1.110% due 09/13/04 ”	48,019	48,019
Nissan Auto Lease Trust
1.166% due 10/15/04 ”	126,071	126,071
USAA Auto Owner Trust
1.080% due 03/15/05 ”	750,000	750,000
Volkswagen Auto Loan Enhanced Trust
1.146% due 11/19/04 ”	174,846	174,846
WFS Financial Owner Trust
1.129% due 08/20/04 ”	88,427	88,427
Whole Auto Loan Trust
1.100% due 09/15/04 ”	114,782	114,782

		1,325,104

	Shares

Money Market Fund - 0.01%

BlackRock Liquidity Funds Institutional TempFund	1,575	1,575

Total Short-Term Investments (Amortized Cost $16,703,427)		16,703,427

TOTAL INVESTMENTS - 102.31% (Cost $16,703,427)		16,703,427

OTHER ASSETS AND LIABILITIES, NET - (2.31%)		(376,574)

NET ASSETS - 100.00%		$16,326,853

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF PUTNAM EQUITY INCOME FUND
Schedule of Investments
March 31, 2004

	Shares	Value

CONVERTIBLE PREFERRED STOCKS - 3.89%

Autos & Transportation - 0.31%

Ford Motor Co Capital Trust II 6.500%	900	$47,745

Consumer Discretionary - 0.04%

The Interpublic Group of Cos Inc 5.375%	102	5,848

Financial Services - 0.69%

Platinum Underwriters Holdings Ltd 7.000% (Bermuda)	167	5,331
The Hartford Financial Services Group Inc 6.000%	769	47,832
The Hartford Financial Services Group Inc 7.000%	497	31,684
The PMI Group Inc 5.875%	430	10,987
The St. Paul Travelers Companies Inc 9.000%	130	9,616

		105,450

Health Care - 0.03%

Baxter International Inc 7.000%	80	4,320

Materials & Processing - 0.33%

Boise Cascade Corp 7.500%	780	39,663
Hercules Trust II 6.500%	15	11,925

		51,588

Producer Durables - 1.63%

Northrop Grumman Corp 7.250%	180	18,608
Xerox Corp 6.250%	1,730	231,820

		250,428

Technology - 0.07%

Solectron Corp 7.250%	720	11,232

Utilities - 0.79%

CenterPoint Energy Inc 2.000%	1,960	65,815
Dominion Resources Inc VA 9.500%	510	28,641
ONEOK Inc 8.500%	770	24,132
Sempra Energy 8.500%	95	2,774

		121,362

Total Convertible Preferred Stocks (Cost $516,225)		597,973

COMMON STOCKS - 92.59%

Autos & Transportation - 3.00%

BorgWarner Inc	290	24,601
Canadian National Railway Co (Canada)	1,484	58,366
Lear Corp	890	55,144
Southwest Airlines Co	1,860	26,430
Union Pacific Corp	4,946	295,870

		460,411

Consumer Discretionary - 10.29%

AutoZone Inc *	600	51,582
Darden Restaurants Inc	3,321	82,327
Harrah’s Entertainment Inc	1,553	85,244
Hilton Hotels Corp	3,300	53,625
J.C. Penney Co Inc	1,470	51,126
Kimberly-Clark Corp	175	11,042
Liberty Media Corp ‘A’ *	20,007	219,077
Limited Brands Inc	3,944	78,880
Liz Claiborne Inc	540	19,813
Lowe’s Cos Inc	1,500	84,195
Mattel Inc	5,009	92,366
McDonald’s Corp	2,000	57,140
Office Depot Inc *	5,889	110,831
Republic Services Inc	3,440	93,121
Service Corp International *	5,880	43,924
The TJX Cos Inc	1,430	35,121
The Walt Disney Co	5,773	144,267
Viacom Inc ‘B’	2,760	108,220
Wal-Mart Stores Inc	490	29,248
Whirlpool Corp	1,855	127,754

		1,578,903

Consumer Staples - 5.57%

Altria Group Inc	6,994	380,823
Coca-Cola Enterprises Inc	5,688	137,479
Colgate-Palmolive Co	1,504	82,871
ConAgra Foods Inc	2,331	62,797
General Mills Inc	1,973	92,100
H.J. Heinz Co	2,625	97,886

		853,956

Energy - 0.87%

Apache Corp	1,420	61,301
Sunoco Inc	62	3,868
Valero Energy Corp	1,137	68,174

		133,343

Financial Services - 35.96%

ACE Ltd (Bermuda)	5,718	243,930
American International Group Inc	2,382	169,956
Aon Corp	1,520	42,423
Bank of America Corp	4,667	377,934
Berkshire Hathaway Inc ‘B’ *	38	118,218
Capital One Financial Corp	440	33,189
CIGNA Corp	1,372	80,975
CIT Group Inc	1,000	38,050
Citigroup Inc	14,702	760,093
Compass Bancshares Inc	1,150	47,691
Countrywide Financial Corp	920	88,228
Equity Office Properties Trust	4,199	121,309
Fannie Mae	2,098	155,986
First Data Corp	1,480	62,397
FleetBoston Financial Corp	2,972	133,443
Freddie Mac	3,977	234,882
J.P. Morgan Chase & Co	9,694	406,663
M&T Bank Corp	260	23,361
MBIA Inc	620	38,874
MBNA Corp	2,290	63,273
Merrill Lynch & Co Inc	2,157	128,471
Morgan Stanley	1,226	70,250
Old Republic International Corp	1,340	32,910
Radian Group Inc	1,430	60,918
SouthTrust Corp	115	3,813
State Street Corp	2,140	111,558
SunTrust Banks Inc	370	25,793
The Bank of New York Co Inc	8,689	273,704
The PMI Group Inc	1,150	42,964
Torchmark Corp	734	39,482
Travelers Property Casualty Corp ‘B’	7,916	136,709
U.S. Bancorp	16,117	445,635
Wachovia Corp	6,504	305,688

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF PUTNAM EQUITY INCOME FUND
Schedule of Investments (Continued)
March 31, 2004

	Shares	Value

Washington Mutual Inc	3,415	$145,855
Wells Fargo & Co	5,213	295,421
XL Capital Ltd ‘A’ (Bermuda)	1,784	135,655
Zions Bancorp	430	24,596

		5,520,297

Health Care - 3.00%

Abbott Laboratories	3,507	144,138
Johnson & Johnson	600	30,432
King Pharmaceuticals Inc *	4,740	79,821
McKesson Corp	1,040	31,294
Medco Health Solutions Inc *	1,040	35,360
Pfizer Inc	3,571	125,163
Wyeth	380	14,269

		460,477

Integrated Oils - 9.60%

Amerada Hess Corp	850	55,488
BP PLC ADR (United Kingdom)	3,465	177,408
Canadian Natural Resources Ltd (Canada)	930	51,745
ConocoPhillips	1,927	134,524
Exxon Mobil Corp	13,430	558,554
GlobalSantaFe Corp	3,184	88,420
Noble Corp *	1,610	61,856
Total SA ADR (France)	2,130	195,960
Unocal Corp	4,012	149,567

		1,473,522

Materials & Processing - 5.32%

Avery Dennison Corp	674	41,930
Boise Cascade Corp	2,610	90,436
Engelhard Corp	1,930	57,688
Masco Corp	7,836	238,449
MeadWestvaco Corp	910	25,744
PPG Industries Inc	1,345	78,413
Smurfit-Stone Container Corp *	4,510	79,331
Sonoco Products Co	2,881	69,951
The Dow Chemical Co	3,349	134,898

		816,840

Multi-Industry - 2.30%

Eaton Corp	720	40,457
Honeywell International Inc	2,915	98,673
Tyco International Ltd (Bermuda)	7,480	214,302

		353,432

Producer Durables - 4.21%

Dover Corp	1,660	64,358
D.R. Horton Inc	1,120	39,682
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	2,750	186,038
Lennar Corp ‘A’	740	39,982
Lockheed Martin Corp	1,731	79,003
Northrop Grumman Corp	970	95,467
Pitney Bowes Inc	1,469	62,594
The Boeing Co	1,932	79,347

		646,471

Technology - 5.17%

Celestica Inc * (Canada)	3,870	63,468
Computer Associates International Inc	4,030	108,246
Hewlett-Packard Co	18,722	427,611
International Business Machines Corp	520	47,757
Micron Technology Inc *	2,040	34,088
Microsoft Corp	1,910	47,693
Sun Microsystems Inc *	6,140	25,542
Vishay Intertechnology Inc *	1,850	39,479

		793,884

Utilities - 7.30%

BellSouth Corp	3,008	83,292
Dominion Resources Inc VA	690	44,367
DPL Inc	1,420	26,625
Edison International	2,800	68,012
Entergy Corp	1,440	85,680
Exelon Corp	1,947	134,090
PG&E Corp *	3,580	103,713
Pinnacle West Capital Corp	141	5,548
Progress Energy Inc	2,340	110,167
SBC Communications Inc	6,723	164,982
SCANA Corp	91	3,217
Sempra Energy	530	16,854
Verizon Communications Inc	7,508	274,342

		1,120,889

Total Common Stocks (Cost $12,316,338)		14,212,425

EXCHANGE TRADED FUND - 0.41%

iShares Russell 1000 Value Index Fund	1,051	62,724

Total Exchange Traded Fund (Cost $61,472)		62,724

	Principal Amount

CONVERTIBLE CORPORATE BONDS & NOTES - 0.77%

Consumer Discretionary - 0.44%

Service Corp International
6.750% due 06/22/08	$59,000	67,702

Consumer Staples - 0.22%

Rite Aid Corp
4.750% due 12/01/06	30,000	34,463

Multi-Industry - 0.11%

Tyco International Group SA (Bermuda)
2.750% due 01/15/18	7,000	9,555
2.750% due 01/15/18 ~	5,000	6,825

		16,380

Total Convertible Corporate Bonds & Notes (Cost $98,958)		118,545

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF PUTNAM EQUITY INCOME FUND
Schedule of Investments (Continued)
March 31, 2004

	Shares	Value

SHORT-TERM INVESTMENT - 2.23%

Money Market Fund - 2.23%

BlackRock Liquidity Funds Institutional TempFund	342,428	$342,428

Total Short-Term Investment (Cost $342,428)		342,428

TOTAL INVESTMENTS - 99.89% (Cost $13,335,421)		15,334,095

OTHER ASSETS AND LIABILITIES, NET - 0.11%		16,337

NET ASSETS - 100.00%		$15,350,432

See Notes to Financial Statements

PACIFIC FUNDS
PF SALOMON BROTHERS LARGE-CAP VALUE FUND
Schedule of Investments
March 31, 2004

	Shares	Value

PREFERRED STOCK - 1.33%

Consumer Discretionary - 1.33%

The News Corp Ltd ADR (Australia)	11,400	$361,494

Total Preferred Stock (Cost $281,265)		361,494

COMMON STOCKS - 92.76%

Consumer Discretionary - 12.01%

Costco Wholesale Corp *	4,600	172,776
Federated Department Stores Inc	5,000	270,250
Kimberly-Clark Corp	6,800	429,080
Liberty Media Corp ‘A’ *	33,500	366,825
McDonald’s Corp	15,800	451,406
Newell Rubbermaid Inc	8,600	199,520
Target Corp	8,100	364,824
The Home Depot Inc	7,400	276,464
Time Warner Inc *	19,300	325,398
Viacom Inc ‘B’	4,600	180,366
Waste Management Inc	7,400	223,332

		3,260,241

Consumer Staples - 6.35%

Altria Group Inc	11,700	637,065
Kraft Foods Inc ‘A’	10,100	323,301
Safeway Inc *	16,700	343,686
The Kroger Co *	25,200	419,328

		1,723,380

Energy - 3.03%

El Paso Corp	30,300	215,433
ENSCO International Inc	11,600	326,772
Nabors Industries Ltd * (Barbados)	6,100	279,075

		821,280

Financial Services - 23.60%

American Express Co	5,500	285,175
American International Group Inc	7,200	513,720
Bank of America Corp	3,200	259,136
Equity Office Properties Trust	10,900	314,901
Equity Residential	6,500	194,025
FleetBoston Financial Corp	9,500	426,550
J.P. Morgan Chase & Co	7,600	318,820
Loews Corp	6,300	372,078
MBNA Corp	12,300	339,849
Merrill Lynch & Co Inc	6,700	399,052
Morgan Stanley	5,200	297,960
The Bank of New York Co Inc	10,600	333,900
The Goldman Sachs Group Inc	3,100	323,485
The Hartford Financial Services Group Inc	3,500	222,950
The St. Paul Cos Inc	5,900	236,059
U.S. Bancorp	11,700	323,505
Wachovia Corp	6,000	282,000
Waddell & Reed Financial Inc ‘A’	9,900	242,748
Washington Mutual Inc	5,900	251,989
Wells Fargo & Co	4,800	272,016
XL Capital Ltd ‘A’ (Bermuda)	2,600	197,704

		6,407,622

Health Care - 8.85%

GlaxoSmithKline PLC ADR (United Kingdom)	8,000	319,600
HCA Inc	8,300	337,146
Johnson & Johnson	5,200	263,744
Merck & Co Inc	7,500	331,425
Pfizer Inc	19,400	679,970
Schering-Plough Corp	15,100	244,922
Wyeth	6,000	225,300

		2,402,107

Integrated Oils - 7.14%

BP PLC ADR (United Kingdom)	10,000	512,000
ChevronTexaco Corp	5,400	474,012
GlobalSantaFe Corp	6,700	186,059
Royal Dutch Petroleum Co ‘NY’ (Netherlands)	7,000	333,060
Total SA ADR (France)	4,700	432,400

		1,937,531

Materials & Processing - 4.45%

Alcoa Inc	12,300	426,687
Avery Dennison Corp	4,400	273,724
International Paper Co	8,400	354,984
The Dow Chemical Co	3,800	153,064

		1,208,459

Multi-Industry - 1.51%

Honeywell International Inc	12,100	409,585

Producer Durables - 3.23%

Lockheed Martin Corp	7,200	328,608
The Boeing Co	6,400	262,848
United Technologies Corp	3,300	284,790

		876,246

Technology - 11.79%

3Com Corp *	14,500	102,370
Celestica Inc * (Canada)	11,600	190,240
Comverse Technology Inc *	9,200	166,888
Hewlett-Packard Co	21,700	495,628
International Business Machines Corp	2,400	220,416
Lucent Technologies Inc *	61,100	251,121
Microsoft Corp	15,500	387,035
Nokia OYJ ADR (Finland)	18,000	365,040
Nortel Networks Corp * (Canada)	67,300	399,762
Novell Inc *	12,400	141,112
Solectron Corp *	39,600	218,988
Sun Microsystems Inc *	63,100	262,496

		3,201,096

Utilities - 10.80%

Ameren Corp	4,200	193,578
AT&T Corp	11,800	230,926
AT&T Wireless Services Inc *	29,100	396,051
Comcast Corp ‘A’ *	6,470	185,948
Comcast Corp Special ‘A’ *	6,800	189,584
FirstEnergy Corp	8,400	328,272
NiSource Inc	15,400	327,250
Progress Energy Inc	5,500	258,940
SBC Communications Inc	15,500	380,370
Verizon Communications Inc	12,100	442,134

		2,933,053

Total Common Stocks (Cost $22,322,507)		25,180,600

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF SALOMON BROTHERS LARGE-CAP VALUE FUND
Schedule of Investments (Continued)
March 31, 2004

	Shares	Value

SHORT-TERM INVESTMENT - 4.51%

Money Market Fund - 4.51%

BlackRock Liquidity Funds Institutional TempFund	1,223,840	$1,223,840

Total Short-Term Investment (Cost $1,223,840)		1,223,840

TOTAL INVESTMENTS - 98.60% (Cost $23,827,612)		26,765,934

OTHER ASSETS AND LIABILITIES, NET - 1.40%		381,225

NET ASSETS - 100.00%		$27,147,159

See Notes to Financial Statements

PACIFIC FUNDS
PF VAN KAMPEN COMSTOCK FUND
Schedule of Investments
March 31, 2004

	Shares	Value

COMMON STOCKS - 90.26%

Autos & Transportation - 1.02%

Burlington Northern Santa Fe Corp	2,300	$72,450
General Motors Corp	1,200	56,520

		128,970

Consumer Discretionary - 10.07%

Clear Channel Communications Inc	4,000	169,400
Darden Restaurants Inc	2,600	64,454
Eastman Kodak Co	2,700	70,659
Federated Department Stores Inc	1,600	86,480
Jones Apparel Group Inc	2,900	104,835
Kimberly-Clark Corp	4,000	252,400
Liberty Media Corp ‘A’ *	14,500	158,775
McDonald’s Corp	5,400	154,278
The May Department Stores Co	1,100	38,038
The Walt Disney Co	6,900	172,431

		1,271,750

Consumer Staples - 4.68%

Altria Group Inc	3,000	163,350
CVS Corp	1,600	56,480
Kraft Foods Inc ‘A’	3,900	124,839
The Kroger Co *	7,300	121,472
Unilever NV ‘NY’ (Netherlands)	1,800	124,992

		591,133

Energy - 4.64%

Diamond Offshore Drilling Inc	1,700	41,123
Halliburton Co	17,900	543,981

		585,104

Financial Services - 18.12%

Affiliated Computer Services Inc ‘A’ *	700	36,330
AMBAC Financial Group Inc	1,200	88,536
Assurant Inc *	1,600	40,240
Bank of America Corp	3,300	267,234
Berkshire Hathaway Inc ‘B’ *	5	15,555
Capital One Financial Corp	200	15,086
Chubb Corp	2,400	166,896
Citigroup Inc	4,500	232,650
Fannie Mae	800	59,480
Freddie Mac	7,100	419,326
J.P. Morgan Chase & Co	1,200	50,340
Merrill Lynch & Co Inc	500	29,780
MetLife Inc	1,800	64,224
PNC Financial Services Group Inc	2,800	155,176
Principal Financial Group	500	17,815
RenaissanceRe Holdings Ltd (Bermuda)	300	15,600
SunGard Data Systems Inc *	1,600	43,840
SunTrust Banks Inc	400	27,884
The Allstate Corp	3,700	168,202
The Goldman Sachs Group Inc	100	10,435
Torchmark Corp	1,600	86,064
Travelers Property Casualty Corp ‘A’	800	13,720
Travelers Property Casualty Corp ‘B’	2,400	41,448
Wells Fargo & Co	3,900	221,013

		2,286,874

Health Care - 12.00%

Aetna Inc	2,300	206,356
AmerisourceBergen Corp	1,100	60,148
Bristol-Myers Squibb Co	15,200	368,296
GlaxoSmithKline PLC ADR (United Kingdom)	9,400	375,530
Merck & Co Inc	900	39,771
Pfizer Inc	5,200	182,260
Roche Holding AG ADR (Switzerland)	1,200	117,220
Schering-Plough Corp	6,000	97,320
Wyeth	1,800	67,590

		1,514,491

Integrated Oils - 7.07%

BP PLC ADR (United Kingdom)	2,900	148,480
ConocoPhillips	1,500	104,715
GlobalSantaFe Corp	7,300	202,721
Petroleo Brasileiro SA ADR (Brazil)	1,800	60,300
Royal Dutch Petroleum Co ‘NY’ (Netherlands)	900	42,822
Total SA ADR (France)	1,600	147,200
Transocean Inc *	6,700	186,863

		893,101

Materials & Processing - 9.18%

Alcoa Inc	2,800	97,132
Boise Cascade Corp	2,500	86,625
E.I. du Pont de Nemours & Co	2,900	122,438
Georgia-Pacific Corp	8,900	299,841
International Paper Co	6,600	278,916
Rohm & Haas Co	900	35,856
The Dow Chemical Co	5,900	237,652

		1,158,460

Multi-Industry - 3.59%

Schlumberger Ltd	7,100	453,335

Producer Durables - 1.21%

Cognex Corp	1,800	59,850
Credence Systems Corp *	3,600	42,768
Lexmark International Inc *	400	36,800
Novellus Systems Inc *	400	12,716

		152,134

Technology - 3.04%

Check Point Software Technologies Ltd * (Israel)	800	18,216
Cisco Systems Inc *	400	9,408
Comverse Technology Inc *	300	5,442
Flextronics International Ltd * (Singapore)	4,500	77,490
Hewlett-Packard Co	3,600	82,224
Intel Corp	700	19,040
International Business Machines Corp	400	36,736
Jabil Circuit Inc *	700	20,601
JDS Uniphase Corp *	1,600	6,512
Microsoft Corp	2,400	59,928
Nokia OYJ ADR (Finland)	2,400	48,672

		384,269

Utilities - 15.64%

American Electric Power Co Inc	1,500	49,380
CenterPoint Energy Inc	2,700	30,861
Constellation Energy Group Inc	1,500	59,925
Exelon Corp	300	20,661
FirstEnergy Corp	2,900	113,332
Pulbic Service Enterprise Group Inc	1,500	70,470
SBC Communications Inc	14,800	363,192
Scottish Power PLC ADR (United Kingdom)	1,400	39,704
Sprint Corp-FON Group	29,100	536,313
TXU Corp	8,300	237,878
Verizon Communications Inc	12,400	453,096

		1,974,812

Total Common Stocks (Cost $9,676,927)		11,394,433

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF VAN KAMPEN COMSTOCK FUND
Schedule of Investments (Continued)
March 31, 2004

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 10.02%

U.S. Government Agency Issue - 10.02%

Freddie Mac 0.990% due 04/01/04	$1,265,000	$1,265,000

	Shares

Money Market Funds - 0.00%

BlackRock Liquidity Funds Institutional TempCash	286	286
BlackRock Liquidity Funds Institutional TempFund	285	285

		571

Total Short-Term Investments (Cost $1,265,571)		1,265,571

TOTAL INVESTMENTS - 100.28% (Cost $10,942,498)		12,660,004

OTHER ASSETS AND LIABILITIES, NET - (0.28%)		(35,778)

NET ASSETS - 100.00%		$12,624,226

See Notes to Financial Statements

PACIFIC FUNDS
PF VAN KAMPEN MID-CAP GROWTH FUND
Schedule of Investments
March 31, 2004

	Shares	Value

COMMON STOCKS - 98.69%

Autos & Transportation - 1.77%

C.H. Robinson Worldwide Inc	4,800	$199,200
Gentex Corp	3,500	151,830

		351,030

Consumer Discretionary - 35.61%

Apollo Group Inc ‘A’ *	3,400	292,774
Career Education Corp *	1,725	97,704
CDW Corp	1,465	99,049
Chico’s FAS Inc *	4,362	202,397
ChoicePoint Inc *	4,600	174,938
Coach Inc *	4,730	193,883
Corporate Executive Board Co	2,050	96,350
DeVry Inc *	4,550	137,182
Dollar Tree Stores Inc *	7,930	244,958
Electronic Arts Inc *	3,975	214,491
Fisher Scientific International Inc *	1,850	101,824
Getty Images Inc *	2,850	153,843
GTECH Holdings Corp	7,180	424,625
Harman International Industries Inc	2,442	194,383
International Game Technology	5,000	224,800
Iron Mountain Inc *	4,475	199,719
ITT Educational Services Inc *	1,575	49,140
Krispy Kreme Doughnuts Inc *	2,000	68,680
MGM MIRAGE *	2,200	99,748
Mohawk Industries Inc *	1,665	137,113
Outback Steakhouse Inc	3,936	191,683
P.F. Chang’s China Bistro Inc *	4,000	201,240
PETsMART Inc	5,965	162,606
R.H. Donnelley Corp *	3,350	156,445
Radio One Inc ‘D’ *	12,825	237,262
Royal Caribbean Cruises Ltd (Liberia)	13,745	606,155
Sonic Corp *	3,050	104,554
Station Casinos Inc	13,425	592,982
The Cheesecake Factory Inc *	4,275	197,206
The Washington Post Co ‘B’	105	92,863
Univision Communications Inc ‘A’ *	11,600	382,916
Westwood One Inc *	4,925	145,041
Wynn Resorts Ltd *	14,115	494,025
XM Satellite Radio Holdings Inc ‘A’ *	3,450	96,600

		7,069,179

Consumer Staples - 0.49%

Whole Foods Market Inc	1,300	97,435

Energy - 1.98%

BJ Services Co *	4,300	186,061
Smith International Inc *	3,855	206,281

		392,342

Financial Services - 9.21%

Ameritrade Holding Corp *	10,175	156,695
Assurant Inc *	3,925	98,714
Chicago Mercantile Exchange Inc	1,100	106,414
Doral Financial Corp	2,877	101,270
Global Payments Inc	3,100	139,748
Interactive Data Corp *	7,250	128,905
Legg Mason Inc	2,095	194,374
Moody’s Corp	1,410	99,828
Plum Creek Timber Co Inc	5,850	190,008
SunGard Data Systems Inc *	4,530	124,122
The Dun & Bradstreet Corp *	1,775	94,963
UCBH Holdings Inc	4,600	184,184
White Mountains Insurance Group Ltd	400	209,800

		1,829,025

Health Care - 19.74%

Allergan Inc	2,200	185,152
Apogent Technologies Inc *	4,700	144,196
Biogen Idec Inc *	3,575	198,770
C.R. Bard Inc	2,000	195,280
Caremark Rx Inc *	8,750	290,937
Celgene Corp *	2,275	108,404
Charles River Laboratories International Inc *	2,825	121,051
Community Health Systems Inc *	3,375	93,926
Dade Behring Holdings Inc *	7,000	311,360
DaVita Inc *	2,025	96,694
Elan Corp PLC ADR * (Ireland)	3,400	70,108
Genzyme Corp *	1,990	93,610
Gilead Sciences Inc *	1,750	97,597
IDEXX Laboratories Inc *	1,975	112,318
Kinetic Concepts Inc *	2,500	112,125
Lincare Holdings Inc *	2,850	89,547
Omnicare Inc	2,175	96,418
PacifiCare Health Systems Inc *	2,675	105,796
Patterson Dental Co *	2,900	198,969
Shire Pharmaceuticals Group PLC ADR * (United Kingdom)	3,250	95,648
St. Jude Medical Inc *	1,350	97,335
Stericycle Inc *	6,500	311,090
Taro Pharmaceutical Industries Ltd * (Israel)	2,200	127,578
Varian Medical Systems Inc *	2,775	239,510
VCA Antech Inc *	3,900	138,957
Zimmer Holdings Inc *	2,525	186,295

		3,918,671

Integrated Oils - 3.38%

Suncor Energy Inc (Canada)	3,725	101,879
Ultra Petroleum Corp * (Canada)	18,975	569,440

		671,319

Materials & Processing - 4.80%

American Standard Companies Inc *	835	94,981
Ecolab Inc	3,575	101,995
Freeport-McMoRan Copper & Gold Inc ‘B’	5,975	233,563
Phelps Dodge Corp *	1,100	89,826
Placer Dome Inc (Canada)	8,175	146,905
Rinker Group Ltd ADR (Australia)	3,750	199,237
Sealed Air Corp *	1,740	86,530

		953,037

Multi-Industry - 1.04%

Brascan Corp ‘A’ (Canada)	5,150	207,339

Producer Durables - 4.66%

Crown Castle International Corp *	22,823	288,254
Graco Inc	3,425	99,702
KLA-Tencor Corp *	3,500	176,225
Lexmark International Inc *	2,875	264,500
NVR Inc *	208	95,680

		924,361

Technology - 12.22%

Adobe Systems Inc	7,265	286,459
Altera Corp *	8,525	174,336
Avaya Inc *	4,350	69,078
Cognizant Technology Solutions Corp *	1,550	70,137

See Notes to Financial Statements	See explanation of symbols on B-29

PACIFIC FUNDS
PF VAN KAMPEN MID-CAP GROWTH FUND
Schedule of Investments (Continued)
March 31, 2004

	Shares	Value

Corning Inc *	15,450	$172,731
Integrated Circuit Systems Inc *	2,660	66,580
Juniper Networks Inc *	4,975	129,400
Marvell Technology Group Ltd * (Bermuda)	3,525	158,801
Mercury Interactive Corp *	3,875	173,600
National Semiconductor Corp *	1,600	71,088
Network Appliance Inc *	10,100	216,645
QLogic Corp *	1,705	56,282
Rambus Inc *	1,975	55,359
Red Hat Inc *	11,800	269,748
Symantec Corp *	6,190	286,597
Synopsys Inc *	5,810	168,258

		2,425,099

Utilities - 3.79%

IDT Corp ‘B’ *	4,850	97,727
Kinder Morgan Inc	1,600	100,832
NII Holdings Inc ‘B’ *	2,920	102,288
NTL Inc *	5,973	355,095
Questar Corp	2,625	95,655

		751,597

Total Common Stocks (Cost $17,595,003)		19,590,434

	Principal Amount

SHORT-TERM INVESTMENTS - 3.93%

U.S. Government Agency Issue - 3.93%

Freddie Mac 0.990% due 04/01/04	$779,000	779,000

	Shares

Money Market Fund - 0.00%

BlackRock Liquidity Funds Institutional TempCash	136	136

Total Short-Term Investments (Cost $779,136)		779,136

TOTAL INVESTMENTS - 102.62% (Cost $18,374,139)		20,369,570

OTHER ASSETS AND LIABILITIES, NET - (2.62%)		(519,357)

NET ASSETS - 100.00%		$19,850,213

Explanation of Symbols for Schedules of Investments

~	Securities purchased in a private placement transaction; resale to the public may require registration.

#	Securities purchased on a when-issued or delayed delivery basis.

*	Non-income producing securities.

**	Securities were fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of March 31, 2004.

”	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

^	Securities with their principal amount adjusted for inflation.

+	Variable rate securities. The rate listed is as of March 31, 2004.

See Notes to Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK]

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004

	PF Portfolio Optimization Model A Fund	PF Portfolio Optimization Model B Fund	PF Portfolio Optimization Model C Fund	PF Portfolio Optimization Model D Fund	PF Portfolio Optimization Model E Fund	PF AIM Blue Chip Fund	PF AIM Aggressive Growth Fund

ASSETS
Investments, at cost	$5,993,495	$13,089,166	$33,801,985	$32,037,545	$18,241,650	$22,619,062	$7,540,072

Investments, at value	$6,046,618	$13,199,101	$34,057,484	$32,210,462	$18,302,890	$24,992,263	$9,008,463
Cash	49,676	322,161	163,836	220,898	439,991	934	286
Receivables:
Dividends and interest	16	11	47	35	22	15,385	1,675
Fund shares sold	50,542	311,750	1,082,098	755,008	105,258	162,568	28,110
Securities sold	—	—	—	—	—	56,329	62,981
Due from adviser	—	15,703	64,615	71,295	23,380	145,361	61,919
Prepaid expenses and other assets	58,832	63,087	68,006	67,683	63,651	6,024	2,074

Total Assets	6,205,684	13,911,813	35,436,086	33,325,381	18,935,192	25,378,864	9,165,508

LIABILITIES
Payables:
Fund shares redeemed	120	160	720	840	731	—	30
Securities purchased	49,676	322,161	163,836	220,898	439,991	277,613	36,899
Accrued advisory fees	—	—	—	—	—	19,093	7,449
Accrued administration fees	1,478	3,617	9,343	8,812	4,890	7,034	2,607
Accrued trustee fees	223	452	1,105	1,061	493	642	25
Accrued deferred trustee compensation	88	234	578	556	307	14,667	4,471
Accrued distribution and service (12b-1) fees	1,449	3,128	8,263	7,501	3,920	10,729	3,984
Accrued other	7,787	17,816	44,983	43,151	21,115	52,712	14,199
Variation margin on futures contracts	—	—	—	—	—	1,231	—

Total Liabilities	60,821	347,568	228,828	282,819	471,447	383,721	69,664

NET ASSETS	$6,144,863	$13,564,245	$35,207,258	$33,042,562	$18,463,745	$24,995,143	$9,095,844

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2004

	PF Portfolio Optimization Model A Fund	PF Portfolio Optimization Model B Fund	PF Portfolio Optimization Model C Fund	PF Portfolio Optimization Model D Fund	PF Portfolio Optimization Model E Fund	PF AIM Blue Chip Fund	PF AIM Aggressive Growth Fund

NET ASSETS CONSIST OF:
Paid-in capital	$6,086,853	$13,443,645	$34,932,777	$32,859,432	$18,400,130	$25,419,485	$7,906,376
Accumulated undistributed net investment income (loss)	5,506	10,550	20,004	11,823	2,375	(15,074)	(4,471)
Accumulated undistributed net realized gain (loss)	(619)	115	(1,022)	(1,610)	—	(2,795,793)	(274,452)
Net unrealized appreciation on investments, futures and assets and liabilities in foreign currencies	53,123	109,935	255,499	172,917	61,240	2,386,525	1,468,391

NET ASSETS	$6,144,863	$13,564,245	$35,207,258	$33,042,562	$18,463,745	$24,995,143	$9,095,844

Class A Shares:
Net Assets	$1,956,882	$5,196,600	$12,742,978	$13,361,955	$8,187,235	$23,408,430	$8,468,529
Shares of beneficial interest outstanding	192,835	512,407	1,256,147	1,321,143	812,288	2,296,536	734,471
Net Asset Value*	$10.15	$10.14	$10.14	$10.11	$10.08	$10.19	$11.53
Sales Charge - 5.50% of offering price	0.59	0.59	0.59	0.59	0.59	0.59	0.67

Maximum offering price per share	$10.74	$10.73	$10.73	$10.70	$10.67	$10.78	$12.20

Class B Shares:
Net Assets	$448,739	$3,013,203	$5,593,934	$6,961,787	$2,408,858	$496,611	$267,151
Shares of beneficial interest outstanding	44,261	297,569	552,018	689,014	239,262	49,303	23,422
Net Asset Value and offering price per share*	$10.14	$10.13	$10.13	$10.10	$10.07	$10.07	$11.41

Class C Shares:
Net Assets	$3,739,242	$5,354,442	$16,870,346	$12,718,820	$7,867,652	$1,090,102	$360,164
Shares of beneficial interest outstanding	369,190	528,693	1,666,836	1,260,451	781,574	108,321	31,538
Net Asset Value*	$10.13	$10.13	$10.12	$10.09	$10.07	$10.06	$11.42
Sales Charge - 1.00% of offering price	0.10	0.10	0.10	0.10	0.10	0.10	0.12

Maximum offering price per share	$10.23	$10.23	$10.22	$10.19	$10.17	$10.16	$11.54

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2004

	PF Goldman Sachs Short Duration Bond Fund	PF INVESCO Health Sciences Fund	PF INVESCO Technology Fund	PF Janus Growth LT Fund	PF Lazard International Value Fund	PF MFS International Large-Cap Fund (1)	PF PIMCO Inflation Managed Fund

ASSETS
Investments, at cost	$12,947,090	$5,635,862	$4,637,360	$10,704,997	$18,036,449	$15,290,594	$25,512,102

Investments, at value	$12,998,105	$7,021,938	$5,889,684	$12,921,156	$21,086,992	$16,184,723	$26,100,993
Cash (2)	530,441	417,958	33,133	—	164,356	—	—
Foreign currency held, at value (3)	—	—	—	—	—	57,185	—
Receivables:
Dividends and interest	57,816	4,559	1,086	8,943	114,703	36,524	158,687
Fund shares sold	94,025	5,638	3,750	66,052	156,568	104,637	162,645
Securities sold	—	42,727	100,619	35,715	—	41,535	—
Due from adviser	—	43,010	43,585	61,390	88,130	157,954	61,347
Forward foreign currency contracts appreciation	—	—	—	259	—	—	—
Variation margin on futures contracts	106	—	—	—	—	—	—
Prepaid expenses and other assets	42,516	1,751	1,332	2,827	4,696	2,719	4,090

Total Assets	13,723,009	7,537,581	6,073,189	13,096,342	21,615,445	16,585,277	26,487,762

LIABILITIES
Payables:
Fund shares redeemed	—	15,204	—	15,106	10	—	50,585
Securities purchased	—	96,111	41,562	341,662	435,928	667,320	5,323,025
Accrued advisory fees	6,442	6,933	5,563	7,743	14,375	13,192	10,071
Accrued administration fees	3,758	2,206	1,770	3,613	5,919	4,397	5,875
Accrued trustee fees	446	69	—	202	—	—	2
Accrued deferred trustee compensation	256	4,394	3,779	6,046	7,817	3,870	3,560
Accrued distribution and service (12b-1) fees	5,399	3,368	2,733	5,450	8,933	6,480	10,201
Accrued other	16,900	11,668	9,543	26,300	31,053	45,482	30,044
Forward foreign currency contracts depreciation	—	—	—	3,747	—	—	—
Outstanding options written, at value (premiums received $2,319 and $34,776, respectively)	—	—	1,330	—	—	—	29,098

Total Liabilities	33,201	139,953	66,280	409,869	504,035	740,741	5,462,461

NET ASSETS	$13,689,808	$7,397,628	$6,006,909	$12,686,473	$21,111,410	$15,844,536	$21,025,301

(1)	Formerly named PF MFS Global Growth Fund.

(2)	Includes margin deposits segregated for futures contracts in the PF Goldman Sachs Short Duration Bond Fund of $50,000.

(3)	Foreign currency held at cost for the PF MFS International Large-Cap Fund was $55,410.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2004

	PF Goldman Sachs Short Duration Bond Fund	PF INVESCO Health Sciences Fund	PF INVESCO Technology Fund	PF Janus Growth LT Fund	PF Lazard International Value Fund	PF MFS International Large-Cap Fund (1)	PF PIMCO Inflation Managed Fund

NET ASSETS CONSIST OF:
Paid-in capital	$13,585,219	$7,180,226	$6,188,015	$12,208,791	$17,961,389	$14,598,312	$19,866,783
Accumulated undistributed net investment income (loss)	22,118	(6,325)	(3,917)	(16,707)	(18,344)	(3,870)	(1,017)
Accumulated undistributed net realized gain (loss)	30,469	(1,161,541)	(1,430,502)	(1,718,263)	114,918	353,686	564,966
Net unrealized appreciation on investments, futures and assets and liabilities in foreign currencies	52,002	1,385,268	1,253,313	2,212,652	3,053,447	896,408	594,569

NET ASSETS	$13,689,808	$7,397,628	$6,006,909	$12,686,473	$21,111,410	$15,844,536	$21,025,301

Class A Shares:
Net Assets	$13,617,398	$6,877,254	$5,515,336	$11,993,545	$20,006,553	$15,357,647	$16,263,425
Shares of beneficial interest outstanding	1,349,577	656,351	555,699	1,160,421	1,682,429	1,323,185	1,487,762
Net Asset Value*	$10.09	$10.48	$9.93	$10.34	$11.89	$11.61	$10.93
Sales Charge - 5.50% of offering price	0.59	0.61	0.58	0.60	0.69	0.68	0.64

Maximum offering price per share	$10.68	$11.09	$10.51	$10.94	$12.58	$12.29	$11.57

Class B Shares:
Net Assets	$10,088	$218,236	$121,208	$292,746	$323,716	$264,604	$697,297
Shares of beneficial interest outstanding	1,001	21,110	12,359	28,582	27,595	23,083	64,022
Net Asset Value and offering price per share*	$10.08	$10.34	$9.81	$10.24	$11.73	$11.46	$10.89

Class C Shares:
Net Assets	$62,322	$302,138	$370,365	$400,182	$781,141	$222,285	$4,064,579
Shares of beneficial interest outstanding	6,184	29,199	37,811	39,194	66,585	19,368	373,276
Net Asset Value*	$10.08	$10.35	$9.80	$10.21	$11.73	$11.48	$10.89
Sales Charge - 1.00% of offering price	0.10	0.10	0.10	0.10	0.12	0.12	0.11

Maximum offering price per share	$10.18	$10.45	$9.90	$10.31	$11.85	$11.60	$11.00

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

(1)	Formerly named PF MFS Global Growth Fund.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES(Continued)
MARCH 31, 2004

	PF PIMCO Managed Bond Fund	PF Pacific Life Money Market Fund	PF Putnam Equity Income Fund	PF Salomon Brothers Large- Cap Value Fund	PF Van Kampen Comstock Fund (1)	PF Van Kampen Mid-Cap Growth Fund (2)

ASSETS
Investments, at cost	$22,094,656	$16,703,427	$13,335,421	$23,827,612	$10,942,498	$18,374,139

Investments, at value	$22,631,436	$16,703,427	$15,334,095	$26,765,934	$12,660,004	$20,369,570
Cash	—	—	—	434,689	—	—
Foreign currency held, at value (3)	192,122	—	—	—	—	—
Receivables:
Dividends and interest	144,698	4,980	26,079	48,548	23,130	1,755
Fund shares sold	130,049	53,597	43,145	168,965	54,524	133,842
Securities sold	90,116	—	49,592	—	—	155,541
Securities sold short	5,677,701	—	—	—	—	—
Other	32,940	—	—	—	—	—
Due from adviser	156,391	125,888	92,594	102,248	74,655	88,855
Forward foreign currency contracts appreciation	21,283	—	—	—	—	—
Variation margin on futures contracts	112,308	—	—	—	—	—
Prepaid expenses and other assets	7,976	4,685	3,567	6,095	2,893	3,767

Total Assets	29,197,020	16,892,577	15,549,072	27,526,479	12,815,206	20,753,330

LIABILITIES
Payables:
Fund shares redeemed	5,387	498,014	3,500	281,555	159	70
Securities purchased	—	—	131,035	2,105	144,820	840,416
Securities sold short, at value (proceeds $5,677,701)	5,676,721	—	—	—	—	—
Income and capital gains distributions	4,295	30	—	—	—	—
Accrued advisory fees	11,133	5,856	12,058	18,996	9,809	14,065
Accrued administration fees	6,494	5,124	4,442	7,822	3,614	5,470
Accrued trustee fees	1,933	2,406	—	653	56	437
Accrued deferred trustee compensation	15,614	8,482	8,207	9,852	5,070	6,464
Accrued distribution and service (12b-1) fees	10,675	7,371	6,692	11,959	5,450	8,427
Accrued other	60,069	38,441	32,706	46,378	22,002	27,768
Forward foreign currency contracts depreciation	3,385	—	—	—	—	—
Outstanding options written, at value (premium received $173,374)	124,616	—	—	—	—	—
Interest rate swap depreciation	187,964	—	—	—	—	—

Total Liabilities	6,108,286	565,724	198,640	379,320	190,980	903,117

NET ASSETS	$23,088,734	$16,326,853	$15,350,432	$27,147,159	$12,624,226	$19,850,213

(1)	Formerly named PF Janus Strategic Value Fund.

(2)	Formerly named PF MFS Mid-Cap Growth Fund.

(3)	Foreign currency held at cost for the PF PIMCO Managed Bond Fund was $191,681.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2004

	PF PIMCO Managed Bond Fund	PF Pacific Life Money Market Fund	PF Putnam Equity Income Fund	PF Salomon Brothers Large- Cap Value Fund	PF Van Kampen Comstock Fund (1)	PF Van Kampen Mid-Cap Growth Fund (2)

NET ASSETS CONSIST OF:
Paid-in capital	$22,213,904	$16,319,083	$14,052,041	$25,732,753	$11,661,596	$21,170,198
Accumulated undistributed net investment income (loss)	275,901	7,827	8,460	28,494	11,504	(6,464)
Accumulated undistributed net realized loss	(45,890)	(57)	(708,743)	(1,552,410)	(766,380)	(3,308,952)
Net unrealized appreciation on investments, futures and assets and liabilities in foreign currencies	644,819	—	1,998,674	2,938,322	1,717,506	1,995,431

NET ASSETS	$23,088,734	$16,326,853	$15,350,432	$27,147,159	$12,624,226	$19,850,213

Class A Shares:
Net Assets	$19,801,687	$14,627,279	$14,511,218	$25,314,992	$11,944,795	$18,388,268
Shares of beneficial interest outstanding	1,894,467	14,628,191	1,356,592	2,314,111	1,050,285	2,295,133
Net Asset Value*	$10.45	$1.00	$10.70	$10.94	$11.37	$8.01
Sales Charge - 5.50% of offering price	0.61	—	0.62	0.64	0.66	0.47

Maximum offering price per share	$11.06	$1.00	$11.32	$11.58	$12.03	$8.48

Class B Shares:
Net Assets	$972,132	$743,755	$223,314	$555,643	$453,185	$504,433
Shares of beneficial interest outstanding	93,157	744,107	21,064	51,317	40,335	63,585
Net Asset Value and offering price per share*	$10.44	$1.00	$10.60	$10.83	$11.24	$7.93

Class C Shares:
Net Assets	$2,314,915	$955,819	$615,900	$1,276,524	$226,246	$957,512
Shares of beneficial interest outstanding	221,685	956,361	58,074	118,129	20,136	120,845
Net Asset Value*	$10.44	$1.00	$10.61	$10.81	$11.24	$7.92
Sales Charge - 1.00% of offering price	0.11	—	0.11	0.11	0.11	0.08

Maximum offering price per share	$10.55	$1.00	$10.72	$10.92	$11.35	$8.00

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

(1)	Formerly named PF Janus Strategic Value Fund.

(2)	Formerly named PF MFS Mid-Cap Growth Fund.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004

	PF Portfolio Optimization Model A Fund (1)	PF Portfolio Optimization Model B Fund (1)	PF Portfolio Optimization Model C Fund (1)	PF Portfolio Optimization Model D Fund (1)	PF Portfolio Optimization Model E Fund (1)	PF AIM Blue Chip Fund	PF AIM Aggressive Growth Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (2)	$5,561	$10,650	$20,255	$12,035	$2,483	$170,566	$20,431
Interest	56	118	334	310	163	8,594	4,017

Total Investment Income	5,617	10,768	20,589	12,345	2,646	179,160	24,448

EXPENSES
Advisory fees	—	—	—	—	—	140,161	72,962
Administration fees	3,225	8,154	20,096	19,659	10,855	51,638	25,537
Support services expenses	760	1,680	4,121	3,961	1,961	5,647	6,362
Custodian fees and expenses	5,500	6,000	7,300	7,300	5,999	31,434	30,818
Shareholder reports	704	1,556	3,015	2,867	1,815	6,441	3,871
Distribution and service (12b-1) fees
Class A	—	—	—	—	—	57,154	33,312
Class B	393	2,831	4,745	5,826	1,947	10,906	2,475
Class C	2,841	4,298	13,412	10,540	6,632	22,323	3,863
Transfer agency out-of-pocket expenses	4,313	9,534	23,382	22,474	11,123	59,579	27,355
Accounting out-of-pocket expenses	65	71	112	121	99	6,545	2,691
Registration fees	1,527	2,188	5,114	14,485	3,174	38,841	29,511
Legal and audit fees	2,988	5,606	14,200	13,571	6,708	24,773	12,673
Trustees’ fees and expenses	851	1,879	4,609	4,430	2,193	9,151	4,352
Offering expenses	15,773	15,773	15,773	15,773	15,773	—	—
Other	1,131	2,499	6,130	5,891	2,916	12,600	6,116

Total Expenses	40,071	62,069	122,009	126,898	71,195	477,193	261,898
Adviser Expense Reimbursement	(36,837)	(54,940)	(103,852)	(110,532)	(62,617)	(180,256)	(116,454)

Net Expenses	3,234	7,129	18,157	16,366	8,578	296,937	145,444

NET INVESTMENT INCOME (LOSS)	2,383	3,639	2,432	(4,021)	(5,932)	(117,777)	(120,996)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	(619)	115	(1,022)	(1,610)	—	(558,155)	655,478
Futures contracts and written option transactions	—	—	—	—	—	96,287	—

Net Realized Gain (Loss)	(619)	115	(1,022)	(1,610)	—	(461,868)	655,478

Change in net unrealized appreciation (depreciation) on:
Investment securities	53,123	109,935	255,499	172,917	61,240	3,242,016	1,477,627
Futures contracts and written options	—	—	—	—	—	15,337	—
Foreign currencies	—	—	—	—	—	(7)	—

Change in Net Unrealized Appreciation	53,123	109,935	255,499	172,917	61,240	3,257,346	1,477,627

NET GAIN	52,504	110,050	254,477	171,307	61,240	2,795,478	2,133,105

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,887	$113,689	$256,909	$167,286	$55,308	$2,677,701	$2,012,109

(1)	Operations commenced on December 31, 2003.

(2)	Net of $272 and $50 foreign withholding taxes for the PF AIM Blue Chip and PF AIM Aggressive Growth Funds, respectively.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED MARCH 31, 2004

	PF Goldman Sachs Short Duration Bond Fund (1)	PF INVESCO Health Sciences Fund	PF INVESCO Technology Fund	PF Janus Growth LT Fund	PF Lazard International Value Fund	PF MFS International Large-Cap Fund (2)	PF PIMCO Inflation Managed Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (3)	$1,346	$59,623	$8,578	$52,937	$392,107	$128,741	$5,042
Interest	45,214	119	60	8,089	208	5,804	370,000

Total Investment Income	46,560	59,742	8,638	61,026	392,315	134,545	375,042

EXPENSES
Advisory fees	15,645	74,054	59,862	73,879	131,889	88,193	83,980
Administration fees	9,126	23,562	19,047	34,477	54,307	28,578	48,989
Support services expenses	1,720	6,712	6,422	9,881	10,732	6,966	10,074
Custodian fees and expenses	1,000	18,422	23,695	31,004	26,995	204,644	6,177
Shareholder reports	1,593	2,644	1,741	5,497	7,228	3,224	6,707
Distribution and service (12b-1) fees
Class A	12,963	31,878	25,650	42,994	57,396	37,805	48,625
Class B	25	1,599	899	4,301	12,669	2,439	9,528
Class C	124	1,966	2,221	8,218	27,702	3,603	33,190
Transfer agency out-of-pocket expenses	9,761	24,357	16,477	44,386	50,823	29,454	44,583
Accounting out-of-pocket expenses	410	1,993	3,990	3,744	4,934	28,421	3,263
Registration fees	1,419	29,327	29,222	29,889	32,560	32,078	29,283
Legal and audit fees	5,764	11,761	8,928	18,610	25,749	13,478	19,886
Trustees’ fees and expenses	1,924	3,947	2,924	6,331	8,576	4,274	7,674
Offering expenses	6,992	—	—	—	—	—	41,251
Other	2,560	5,650	4,323	8,933	11,670	6,498	9,851

Total Expenses	71,026	237,872	205,401	322,144	463,230	489,655	403,061
Adviser Expense Reimbursement	(30,535)	(98,080)	(92,280)	(148,424)	(163,749)	(320,872)	(164,752)

Net Expenses	40,491	139,792	113,121	173,720	299,481	168,783	238,309

NET INVESTMENT INCOME (LOSS)	6,069	(80,050)	(104,483)	(112,694)	92,834	(34,238)	136,733

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	30,528	763,952	387,263	425,668	518,536	1,196,389	857,837
Closed short positions	—	—	—	—	—	—	(4,194)
Futures contracts and written option transactions	(59)	—	(9,401)	—	—	—	10,423
Foreign currency transactions	—	(1,932)	(137)	(21,288)	(104,171)	3,210	—

Net Realized Gain	30,469	762,020	377,725	404,380	414,365	1,199,599	864,066

Change in net unrealized appreciation (depreciation) on:
Investment securities	51,015	953,180	1,502,756	2,480,079	3,985,530	1,174,263	511,981
Short positions	—	—	—	—	—	—	(1,260)
Futures contracts and written options	987	—	(963)	—	—	—	5,678
Foreign currencies	—	(863)	—	1,017	1,067	2,167	—

Change in Net Unrealized Appreciation	52,002	952,317	1,501,793	2,481,096	3,986,597	1,176,430	516,399

NET GAIN	82,471	1,714,337	1,879,518	2,885,476	4,400,962	2,376,029	1,380,465

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$88,540	$1,634,287	$1,775,035	$2,772,782	$4,493,796	$2,341,791	$1,517,198

(1)	Operations commenced on December 31, 2003.

(2)	Formerly named PF MFS Global Growth Fund.

(3)	Net of $0, $1,846, $413, $1,742, $50,783, $13,514, and $0 foreign withholding taxes, respectively.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED MARCH 31, 2004

	PF PIMCO Managed Bond Fund	PF Pacific Life Money Market Fund	PF Putnam Equity Income Fund	PF Salomon Brothers Large- Cap Value Fund	PF Van Kampen Comstock Fund (1)	PF Van Kampen Mid-Cap Growth Fund (2)

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (3)	$6,241	$554	$303,184	$427,392	$171,717	$48,366
Interest	742,364	179,831	13,261	3,118	6,707	4,894

Total Investment Income	748,605	180,385	316,445	430,510	178,424	53,260

EXPENSES
Advisory fees	140,276	66,098	119,539	175,217	79,324	111,135
Administration fees	81,828	57,836	44,040	72,148	29,225	43,219
Support services expenses	25,497	14,742	8,275	14,727	14,156	16,988
Custodian fees and expenses	35,282	14,934	46,519	16,800	23,874	57,304
Shareholder reports	11,954	8,166	6,648	9,929	4,654	5,160
Distribution and service (12b-1) fees
Class A	82,359	69,509	56,667	80,789	37,527	47,234
Class B	21,523	10,519	3,784	14,286	4,600	9,497
Class C	47,553	15,707	8,713	30,274	3,845	19,520
Transfer agency out-of-pocket expenses	112,343	80,542	49,510	74,689	39,632	33,228
Accounting out-of-pocket expenses	21,640	—	7,205	3,625	3,107	4,934
Registration fees	33,604	31,633	29,528	32,495	32,300	33,841
Legal and audit fees	48,514	33,076	21,180	32,995	18,484	21,321
Trustees’ fees and expenses	17,588	10,661	6,922	12,566	5,119	7,053
Other	23,108	17,865	10,889	15,423	7,721	10,267

Total Expenses	703,069	431,288	419,419	585,963	303,568	420,701
Adviser Expense Reimbursement/Distributor waiver	(306,150)	(271,427)	(174,093)	(192,635)	(140,698)	(177,748)

Net Expenses	396,919	159,861	245,326	393,328	162,870	242,953

NET INVESTMENT INCOME (LOSS)	351,686	20,524	71,119	37,182	15,554	(189,693)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security transactions	270,395	(7)	93,425	(191,570)	(34,017)	1,603,495
Closed short positions	(254,176)	—	—	—	—	—
Futures contracts and written option transactions	445,052	—	—	—	—	—
Foreign currency transactions	57,498	—	—	—	5	—

Net Realized Gain (Loss)	518,769	(7)	93,425	(191,570)	(34,012)	1,603,495

Change in net unrealized appreciation (depreciation) on:
Investment securities	175,864	—	3,456,331	6,352,314	2,444,854	1,983,332
Short positions	980	—	—	—	—	—
Futures contracts and written options	214,969	—	—	—	—	—
Foreign currencies	5,192	—	—	—	(27)	—

Change in Net Unrealized Appreciation	397,005	—	3,456,331	6,352,314	2,444,827	1,983,332

NET GAIN (LOSS)	915,774	(7)	3,549,756	6,160,744	2,410,815	3,586,827

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,267,460	$20,517	$3,620,875	$6,197,926	$2,426,369	$3,397,134

(1)	Formerly named PF Janus Stategic Value Fund.

(2)	Formerly named PF MFS Mid-Cap Growth Fund.

(3)	Net of $0, $0, $1,856, $4,785, $1,387 and $759, foreign withholding taxes, respectively.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	PF Portfolio Optimization Model A Fund	PF Portfolio Optimization Model B Fund	PF Portfolio Optimization Model C Fund	PF Portfolio Optimization Model D Fund	PF Portfolio Optimization Model E Fund

	Period Ended March 31, 2004 (1)	Period Ended March 31, 2004 (1)	Period Ended March 31, 2004 (1)	Period Ended March 31, 2004 (1)	Period Ended March 31, 2004 (1)

OPERATIONS
Net investment income (loss)	$2,383	$3,639	$2,432	$(4,021)	$(5,932)
Net realized gain (loss)	(619)	115	(1,022)	(1,610)	—
Change in net unrealized appreciation	53,123	109,935	255,499	172,917	61,240

Net Increase in Net Assets Resulting from Operations	54,887	113,689	256,909	167,286	55,308

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Net realized gains
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	—	—	—	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	2,233,140	5,649,869	13,094,785	13,417,132	8,272,753
Class B	467,679	3,164,117	5,567,570	7,233,852	2,426,197
Class C	3,930,307	5,589,111	17,165,760	13,213,704	7,934,802
Dividends reinvestments
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Cost of shares repurchased
Class A	(292,937)	(498,468)	(443,269)	(144,669)	(126,402)
Class B	(23,278)	(178,631)	(19,382)	(301,359)	(17,952)
Class C	(224,935)	(275,442)	(415,115)	(543,384)	(80,961)

Net Increase in Net Assets Derived from Capital Share Transactions	6,089,976	13,450,556	34,950,349	32,875,276	18,408,437

NET INCREASE IN NET ASSETS	6,144,863	13,564,245	35,207,258	33,042,562	18,463,745

NET ASSETS
Beginning of Period	—	—	—	—	—

End of Period	$6,144,863	$13,564,245	$35,207,258	$33,042,562	$18,463,745

Undistributed net investment income at end of period	$5,506	$10,550	$20,004	$11,823	$2,375

(1)	Operations commenced on December 31, 2003.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF AIM Blue Chip Fund		PF AIM Aggressive Growth Fund		PF Goldman Sachs Short Duration Bond Fund

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Period Ended March 31, 2004 (1)

OPERATIONS
Net investment income (loss)	$(117,777)	$(67,971)	$(120,996)	$(98,866)	$6,069
Net realized gain (loss)	(461,868)	(976,563)	655,478	(777,769)	30,469
Change in net unrealized appreciation (depreciation)	3,257,346	(1,973,986)	1,477,627	(1,115,746)	52,002

Net Increase (Decrease) in Net Assets Resulting from Operations	2,677,701	(3,018,520)	2,012,109	(1,992,381)	88,540

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Net realized gains
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	—	—	—	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	16,067,388	1,900,875	3,105,811	193,336	13,672,919
Class B	1,156,383	800,289	336,503	60,918	10,010
Class C	2,831,826	1,473,852	590,678	114,733	62,360
Dividends reinvestments
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Cost of shares repurchased
Class A	(9,951,821)	(1,996,697)	(1,507,321)	(847,697)	(143,651)
Class B	(1,730,319)	(40,980)	(198,653)	(2,348)	—
Class C	(3,883,409)	(37,479)	(452,324)	(8,084)	(370)
Proceeds from fund acquisition (2)
Class A	7,488,383	—	—	—	—
Class B	50,735	—	—	—	—
Class C	142,407	—	—	—	—

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	12,171,573	2,099,860	1,874,694	(489,142)	13,601,268

NET INCREASE (DECREASE) IN NET ASSETS	14,849,274	(918,660)	3,886,803	(2,481,523)	13,689,808

NET ASSETS
Beginning of Year/Period	10,145,869	11,064,529	5,209,041	7,690,564	—

End of Year/Period	$24,995,143	$10,145,869	$9,095,844	$5,209,041	$13,689,808

Undistributed net investment income (loss) at end of year/period	$(15,074)	$(5,256)	$(4,471)	$(3,526)	$22,118

(1)	Operations commenced on December 31, 2003.

(2)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF INVESCO Health Sciences Fund		PF INVESCO Technology Fund		PF Janus Growth LT Fund

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

OPERATIONS
Net investment loss	$(80,050)	$(89,289)	$(104,483)	$(85,600)	$(112,694)	$(76,447)
Net realized gain (loss)	762,020	(1,537,522)	377,725	(1,648,225)	404,380	(1,925,843)
Change in net unrealized appreciation (depreciation)	952,317	223,983	1,501,793	(1,645,163)	2,481,096	(606,804)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,634,287	(1,402,828)	1,775,035	(3,378,988)	2,772,782	(2,609,094)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	—	—	—	—	—	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	226,151	805,954	135,549	30,769	5,380,341	835,684
Class B	87,041	91,991	90,911	24,496	371,333	275,409
Class C	206,672	96,992	289,701	78,233	894,919	615,901
Dividends reinvestments
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares repurchased
Class A	(547,498)	(1,634,258)	(209,126)	(601,001)	(2,589,629)	(1,286,073)
Class B	(13,774)	(11,115)	(26,845)	(15,949)	(513,895)	(7,630)
Class C	(63,798)	(5,082)	(46,241)	(744)	(1,386,348)	(27,389)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(105,206)	(655,518)	233,949	(484,196)	2,156,721	405,902

NET INCREASE (DECREASE) IN NET ASSETS	1,529,081	(2,058,346)	2,008,984	(3,863,184)	4,929,503	(2,203,192)

NET ASSETS
Beginning of Year	5,868,547	7,926,893	3,997,925	7,861,109	7,756,970	9,960,162

End of Year	$7,397,628	$5,868,547	$6,006,909	$3,997,925	$12,686,473	$7,756,970

Undistributed net investment loss at end of year	$(6,325)	$(3,312)	$(3,917)	$(3,035)	$(16,707)	$(16,023)

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Lazard International Value Fund		PF MFS International Large-Cap Fund (1)		PF PIMCO Inflation Managed Fund

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Period Ended March 31, 2003 (2)

OPERATIONS
Net investment income (loss)	$92,834	$57,826	$(34,238)	$(22,555)	$136,733	$31,487
Net realized gain (loss)	414,365	(408,788)	1,199,599	(795,770)	864,066	70,345
Change in net unrealized appreciation (depreciation)	3,986,597	(1,535,408)	1,176,430	(736,191)	516,399	78,170

Net Increase (Decrease) in Net Assets Resulting from Operations	4,493,796	(1,886,370)	2,341,791	(1,554,516)	1,517,198	180,002

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(23,198)	(28,445)	—	—	(154,803)	(29,246)
Class B	(2,972)	(1,913)	—	—	(15,333)	(562)
Class C	(6,770)	(4,078)	—	—	(43,314)	(1,373)
Net realized gains
Class A	—	(45,705)	—	(124,390)	(200,394)	—
Class B	—	(389)	—	(418)	(27,945)	—
Class C	—	(2,132)	—	(212)	(92,770)	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(32,940)	(82,662)	—	(125,020)	(534,559)	(31,181)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	38,792,992	6,682,746	16,083,888	4,191,604	11,697,438	6,347,968
Class B	1,526,229	845,346	384,450	43,068	2,456,030	159,771
Class C	3,460,266	1,759,737	598,210	74,289	7,431,039	504,905
Dividends reinvestments
Class A	22,913	72,436	—	113,748	354,500	29,246
Class B	2,905	2,207	—	418	42,578	473
Class C	6,759	6,305	—	212	122,662	1,304
Cost of shares repurchased
Class A	(28,999,092)	(5,618,470)	(7,367,278)	(4,942,110)	(2,863,640)	(232,743)
Class B	(2,442,743)	(42,393)	(257,516)	(222)	(2,010,159)	—
Class C	(5,365,157)	(79,744)	(580,936)	(1,231)	(4,119,142)	(28,389)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	7,005,072	3,628,170	8,860,818	(520,224)	13,111,306	6,782,535

NET INCREASE (DECREASE) IN NET ASSETS	11,465,928	1,659,138	11,202,609	(2,199,760)	14,093,945	6,931,356

NET ASSETS
Beginning of Year/Period	9,645,482	7,986,344	4,641,927	6,841,687	6,931,356	—

End of Year/Period	$21,111,410	$9,645,482	$15,844,536	$4,641,927	$21,025,301	$6,931,356

Undistributed net investment income (loss) at end of year/period	$(18,344)	$25,933	$(3,870)	$(3,824)	$(1,017)	$7,915

(1) Formerly named PF MFS Global Growth Fund.

(2) Operations commenced on December 31, 2002.

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF PIMCO Managed Bond Fund		PF Pacific Life Money Market Fund		PF Putnam Equity Income Fund

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

OPERATIONS
Net investment income	$351,686	$559,594	$20,524	$117,708	$71,119	$55,860
Net realized gain (loss)	518,769	2,246,858	(7)	(50)	93,425	(782,021)
Change in net unrealized appreciation (depreciation)	397,005	644,076	—	—	3,456,331	(1,942,233)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,267,460	3,450,528	20,517	117,658	3,620,875	(2,668,394)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(534,088)	(822,096)	(22,723)	(117,028)	(64,859)	(90,783)
Class B	(65,410)	(32,967)	(722)	(245)	(1,696)	(959)
Class C	(145,679)	(96,396)	(1,079)	(435)	(4,870)	(2,562)
Net realized gains
Class A	—	(1,013,640)	—	—	—	—
Class B	—	(61,509)	—	—	—	—
Class C	—	(197,240)	—	—	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(745,177)	(2,223,848)	(24,524)	(117,708)	(71,425)	(94,304)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	36,395,333	12,479,148	38,550,926	7,721,450	3,995,985	727,291
Class B	1,897,466	1,858,665	1,522,624	821,580	369,933	279,145
Class C	5,604,847	4,246,502	3,533,422	1,497,246	1,022,608	573,829
Dividends reinvestments
Class A	439,156	1,530,194	21,253	109,308	64,756	90,410
Class B	64,598	92,878	662	247	1,694	959
Class C	131,590	255,022	1,045	435	4,870	2,562
Cost of shares repurchased
Class A	(35,689,854)	(30,122,684)	(37,033,673)	(21,795,052)	(1,526,542)	(197,143)
Class B	(3,010,031)	(121,135)	(1,560,988)	(127,876)	(530,783)	(9,527)
Class C	(8,061,275)	(249,008)	(3,651,257)	(499,191)	(1,214,318)	(23,159)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(2,228,170)	(10,030,418)	1,384,014	(12,271,853)	2,188,203	1,444,367

NET INCREASE (DECREASE) IN NET ASSETS	(1,705,887)	(8,803,738)	1,380,007	(12,271,903)	5,737,653	(1,318,331)

NET ASSETS
Beginning of Year	24,794,621	33,598,359	14,946,846	27,218,749	9,612,779	10,931,110

End of Year	$23,088,734	$24,794,621	$16,326,853	$14,946,846	$15,350,432	$9,612,779

Undistributed net investment income at end of year	$275,901	$163,662	$7,827	$47,347	$8,460	$12,362

See Notes to Financial Statements

PACIFIC FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PF Salomon Brothers Large-Cap Value Fund		PF Van Kampen Comstock Fund (1)		PF Van Kampen Mid-Cap Growth Fund (2)

	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003	Year Ended March 31, 2004	Year Ended March 31, 2003

OPERATIONS
Net investment income (loss)	$37,182	$59,298	$15,554	$(72,152)	$(189,693)	$(112,543)
Net realized gain (loss)	(191,570)	(1,227,554)	(34,012)	(692,100)	1,603,495	(4,844,623)
Change in net unrealized appreciation (depreciation)	6,352,314	(4,356,079)	2,444,827	(1,751,574)	1,983,332	241,624

Net Increase (Decrease) in Net Assets Resulting from Operations	6,197,926	(5,524,335)	2,426,369	(2,515,826)	3,397,134	(4,715,542)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(19,016)	(34,071)	—	—	—	—
Class B	(1,551)	(1,682)	—	—	—	—
Class C	(3,132)	(4,576)	—	—	—	—
Net realized gains
Class A	—	(98,565)	—	(49,164)	—	(843,858)
Class B	—	(965)	—	(784)	—	(7,367)
Class C	—	(2,918)	—	(632)	—	(22,315)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(23,699)	(142,777)	—	(50,580)	—	(873,540)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	16,905,955	3,046,380	5,748,025	515,634	14,036,444	1,670,491
Class B	1,355,041	941,383	395,196	157,848	1,031,161	562,549
Class C	3,456,042	2,064,546	646,355	106,658	2,469,277	1,166,586
Dividends reinvestments
Class A	18,591	130,473	—	48,385	—	823,409
Class B	1,431	2,185	—	378	—	7,319
Class C	3,106	7,437	—	631	—	22,315
Cost of shares repurchased
Class A	(7,962,209)	(5,848,309)	(1,296,281)	(1,735,118)	(4,394,169)	(2,274,920)
Class B	(2,258,347)	(43,395)	(282,850)	(19,927)	(1,389,725)	(13,861)
Class C	(5,252,643)	(70,164)	(618,950)	(30,237)	(3,217,337)	(38,785)

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	6,266,967	230,536	4,591,495	(955,748)	8,535,651	1,925,103

NET INCREASE (DECREASE) IN NET ASSETS	12,441,194	(5,436,576)	7,017,864	(3,522,154)	11,932,785	(3,663,979)

NET ASSETS
Beginning of Year	14,705,965	20,142,541	5,606,362	9,128,516	7,917,428	11,581,407

End of Year	$27,147,159	$14,705,965	$12,624,226	$5,606,362	$19,850,213	$7,917,428

Undistributed net investment income (loss) at end of year	$28,494	$17,913	$11,504	$(4,055)	$(6,464)	$(4,438)

(1) Formerly named PF Janus Strategic Value Fund.

(2) Formerly named PF MFS Mid-Cap Growth Fund.

See Notes to Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK]

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations

PF Portfolio Optimization Model A Fund
Class A:	12/31/2003 - 3/31/2004 (4)	$10.00	$0.02	$0.13	$0.15

Class B:	12/31/2003 - 3/31/2004 (4)	$10.00	$0.00	$0.14	$0.14

Class C:	12/31/2003 - 3/31/2004 (4)	$10.00	$0.00	$0.13	$0.13

PF Portfolio Optimization Model B Fund
Class A:	12/31/2003 - 3/31/2004 (4)	$10.00	$0.01	$0.13	$0.14

Class B:	12/31/2003 - 3/31/2004 (4)	$10.00	$0.00	$0.13	$0.13

Class C:	12/31/2003 - 3/31/2004 (4)	$10.00	$0.00	$0.13	$0.13

PF Portfolio Optimization Model C Fund
Class A:	12/31/2003 - 3/31/2004 (4)	$10.00	$0.01	$0.13	$0.14

Class B:	12/31/2003 - 3/31/2004 (4)	$10.00	$0.00	$0.13	$0.13

Class C:	12/31/2003 - 3/31/2004 (4)	$10.00	$0.00	$0.12	$0.12

PF Portfolio Optimization Model D Fund
Class A:	12/31/2003 - 3/31/2004 (4)	$10.00	$0.01	$0.10	$0.11

Class B:	12/31/2003 - 3/31/2004 (4)	$10.00	$(0.01)	$0.11	$0.10

Class C:	12/31/2003 - 3/31/2004 (4)	$10.00	$(0.01)	$0.10	$0.09

PF Portfolio Optimization Model E Fund
Class A:	12/31/2003 - 3/31/2004 (4)	$10.00	$0.00	$0.08	$0.08

Class B:	12/31/2003 - 3/31/2004 (4)	$10.00	$(0.01)	$0.08	$0.07

Class C:	12/31/2003 - 3/31/2004 (4)	$10.00	$(0.01)	$0.08	$0.07

PF AIM Blue Chip Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$8.05	$(0.07)	$2.21	$2.14
	4/1/2002 - 3/31/2003 (4)	10.96	(0.06)	(2.85)	(2.91)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.06	1.01

Class B:	4/1/2003 - 3/31/2004 (4)	$7.98	$(0.11)	$2.20	$2.09
	4/1/2002 - 3/31/2003 (4)	10.94	(0.10)	(2.86)	(2.96)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.06	0.98

Class C:	4/1/2003 - 3/31/2004 (4)	$7.98	$(0.11)	$2.19	$2.08
	4/1/2002 - 3/31/2003 (4)	10.93	(0.10)	(2.85)	(2.95)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.06	0.98

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Year or Period

PF Portfolio Optimization Model A Fund
Class A:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.15

Class B:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.14

Class C:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.13

PF Portfolio Optimization Model B Fund
Class A:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.14

Class B:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.13

Class C:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.13

PF Portfolio Optimization Model C Fund
Class A:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.14

Class B:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.13

Class C:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.12

PF Portfolio Optimization Model D Fund
Class A:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.11

Class B:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.10

Class C:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.09

PF Portfolio Optimization Model E Fund
Class A:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.08

Class B:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.07

Class C:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.07

PF AIM Blue Chip Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.19
	4/1/2002 - 3/31/2003 (4)	—	—	—	—	8.05
	9/28/2001 - 3/31/2002 (4)	(0.03)	(0.02)	—	(0.05)	10.96

Class B:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.07
	4/1/2002 - 3/31/2003 (4)	—	—	—	—	7.98
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.02)	—	(0.04)	10.94

Class C:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.06
	4/1/2002 - 3/31/2003 (4)	—	—	—	—	7.98
	9/28/2001 - 3/31/2002 (4)	(0.03)	(0.02)	—	(0.05)	10.93

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

PF Portfolio Optimization Model A Fund
Class A:	12/31/2003 - 3/31/2004 (4)	1.50%	$1,957	0.00%	4.00%	0.61%	(3.39)%	9.38%

Class B:	12/31/2003 - 3/31/2004 (4)	1.40%	$449	0.50%	4.50%	0.11%	(3.89)%	9.38%

Class C:	12/31/2003 - 3/31/2004 (4)	1.30%	$3,739	0.50%	4.50%	0.11%	(3.89)%	9.38%

PF Portfolio Optimization Model B Fund
Class A:	12/31/2003 - 3/31/2004 (4)	1.40%	$5,197	0.00%	2.36%	0.46%	(1.90)%	2.81%

Class B:	12/31/2003 - 3/31/2004 (4)	1.30%	$3,013	0.50%	2.86%	(0.04)%	(2.40)%	2.81%

Class C:	12/31/2003 - 3/31/2004 (4)	1.30%	$5,354	0.50%	2.86%	(0.04)%	(2.40)%	2.81%

PF Portfolio Optimization Model C Fund
Class A:	12/31/2003 - 3/31/2004 (4)	1.40%	$12,743	0.00%	1.81%	0.36%	(1.45)%	0.86%

Class B:	12/31/2003 - 3/31/2004 (4)	1.30%	$5,594	0.50%	2.31%	(0.14)%	(1.95)%	0.86%

Class C:	12/31/2003 - 3/31/2004 (4)	1.20%	$16,870	0.50%	2.31%	(0.14)%	(1.95)%	0.86%

PF Portfolio Optimization Model D Fund
Class A:	12/31/2003 - 3/31/2004 (4)	1.10%	$13,362	0.00%	1.97%	0.22%	(1.75)%	0.68%

Class B:	12/31/2003 - 3/31/2004 (4)	1.00%	$6,962	0.50%	2.47%	(0.28)%	(2.25)%	0.68%

Class C:	12/31/2003 - 3/31/2004 (4)	0.90%	$12,719	0.50%	2.47%	(0.28)%	(2.25)%	0.68%

PF Portfolio Optimization Model E Fund
Class A:	12/31/2003 - 3/31/2004 (4)	0.80%	$8,187	0.00%	2.02%	0.09%	(1.93)%	0.00%

Class B:	12/31/2003 - 3/31/2004 (4)	0.70%	$2,409	0.50%	2.52%	(0.41)%	(2.43)%	0.00%

Class C:	12/31/2003 - 3/31/2004 (4)	0.70%	$7,868	0.50%	2.52%	(0.41)%	(2.43)%	0.00%

PF AIM Blue Chip Fund
Class A:	4/1/2003 - 3/31/2004 (4)	26.58%	$23,408	1.90%	3.12%	(0.69)%	(1.91)%	78.30%
	4/1/2002 - 3/31/2003 (4)	(26.55)%	7,922	1.90%	3.94%	(0.67)%	(2.71)%	35.58%
	9/28/2001 - 3/31/2002 (4)	10.09%	10,867	1.90%	5.99%	(0.92)%	(5.01)%	12.63%

Class B:	4/1/2003 - 3/31/2004 (4)	26.19%	$497	2.40%	3.62%	(1.19)%	(2.41)%	78.30%
	4/1/2002 - 3/31/2003 (4)	(27.06)%	757	2.40%	4.44%	(1.17)%	(3.21)%	35.58%
	9/28/2001 - 3/31/2002 (4)	9.79%	43	2.40%	6.49%	(1.42)%	(5.51)%	12.63%

Class C:	4/1/2003 - 3/31/2004 (4)	26.07%	$1,090	2.40%	3.62%	(1.19)%	(2.41)%	78.30%
	4/1/2002 - 3/31/2003 (4)	(26.99)%	1,467	2.40%	4.44%	(1.17)%	(3.21)%	35.58%
	9/28/2001 - 3/31/2002 (4)	9.74%	154	2.40%	6.49%	(1.42)%	(5.51)%	12.63%

See Notes to Financial Statements	See explanation of references on D-6

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations

PF AIM Aggressive Growth Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$8.59	$(0.15)	$3.09	$2.94
	4/1/2002 - 3/31/2003 (4)	11.63	(0.16)	(2.88)	(3.04)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.09)	1.81	1.72

Class B:	4/1/2003 - 3/31/2004 (4)	$8.53	$(0.22)	$3.10	$2.88
	4/1/2002 - 3/31/2003 (4)	11.61	(0.19)	(2.89)	(3.08)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	1.80	1.68

Class C:	4/1/2003 - 3/31/2004 (4)	$8.55	$(0.23)	$3.10	$2.87
	4/1/2002 - 3/31/2003 (4)	11.61	(0.19)	(2.87)	(3.06)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	1.81	1.69

PF Goldman Sachs Short Duration Bond Fund
Class A:	12/31/2003 - 3/31/2004 (4)	$10.00	$0.01	$0.08	$0.09

Class B:	12/31/2003 - 3/31/2004 (4)	$10.00	$(0.01)	$0.09	$0.08

Class C:	12/31/2003 - 3/31/2004 (4)	$10.00	$(0.01)	$0.09	$0.08

PF INVESCO Health Sciences Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$8.16	$(0.11)	$2.43	$2.32
	4/1/2002 - 3/31/2003 (4)	9.89	(0.12)	(1.61)	(1.73)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	(0.02)	(0.09)

Class B:	4/1/2003 - 3/31/2004 (4)	$8.09	$(0.16)	$2.41	$2.25
	4/1/2002 - 3/31/2003 (4)	9.86	(0.15)	(1.62)	(1.77)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.10)	(0.02)	(0.12)

Class C:	4/1/2003 - 3/31/2004 (4)	$8.10	$(0.16)	$2.41	$2.25
	4/1/2002 - 3/31/2003 (4)	9.86	(0.15)	(1.61)	(1.76)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.10)	(0.02)	(0.12)

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Year or Period

PF AIM Aggressive Growth Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$11.53
	4/1/2002 - 3/31/2003 (4)	—	—	—	—	8.59
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.07)	—	(0.09)	11.63

Class B:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$11.41
	4/1/2002 - 3/31/2003 (4)	—	—	—	—	8.53
	9/28/2001 - 3/31/2002 (4)	—	(0.07)	—	(0.07)	11.61

Class C:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$11.42
	4/1/2002 - 3/31/2003 (4)	—	—	—	—	8.55
	9/28/2001 - 3/31/2002 (4)	(0.01)	(0.07)	—	(0.08)	11.61

PF Goldman Sachs Short Duration Bond Fund
Class A:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.09

Class B:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.08

Class C:	12/31/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.08

PF INVESCO Health Sciences Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.48
	4/1/2002 - 3/31/2003 (4)	—	—	—	—	8.16
	9/28/2001 - 3/31/2002 (4)	—	—	(0.02)	(0.02)	9.89

Class B:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.34
	4/1/2002 - 3/31/2003 (4)	—	—	—	—	8.09
	9/28/2001 - 3/31/2002 (4)	—	—	(0.02)	(0.02)	9.86

Class C:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.35
	4/1/2002 - 3/31/2003 (4)	—	—	—	—	8.10
	9/28/2001 - 3/31/2002 (4)	—	—	(0.02)	(0.02)	9.86

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

PF AIM Aggressive Growth Fund
Class A:	4/1/2003 - 3/31/2004 (4)	34.23%	$8,469	1.95%	3.55%	(1.61)%	(3.21)%	110.77%
	4/1/2002 - 3/31/2003 (4)	(26.14)%	5,031	1.95%	4.27%	(1.66)%	(3.98)%	71.87%
	9/28/2001 - 3/31/2002 (4)	17.21%	7,654	1.95%	6.84%	(1.67)%	(6.56)%	44.75%

Class B:	4/1/2003 - 3/31/2004 (4)	33.61%	$267	2.45%	4.05%	(2.11)%	(3.71)%	110.77%
	4/1/2002 - 3/31/2003 (4)	(26.44)%	63	2.45%	4.77%	(2.16)%	(4.48)%	71.87%
	9/28/2001 - 3/31/2002 (4)	16.84%	12	2.45%	7.34%	(2.17)%	(7.06)%	44.75%

Class C:	4/1/2003 - 3/31/2004 (4)	33.57%	$360	2.45%	4.05%	(2.11)%	(3.71)%	110.77%
	4/1/2002 - 3/31/2003 (4)	(26.36)%	115	2.45%	4.77%	(2.16)%	(4.48)%	71.87%
	9/28/2001 - 3/31/2002 (4)	16.91%	25	2.45%	7.34%	(2.17)%	(7.06)%	44.75%

PF Goldman Sachs Short Duration Bond Fund
Class A:	12/31/2003 - 3/31/2004 (4)	0.90%	$13,617	1.55%	2.72%	0.23%	(0.94)%	144.88%

Class B:	12/31/2003 - 3/31/2004 (4)	0.80%	$10	2.05%	3.22%	(0.27)%	(1.44)%	144.88%

Class C:	12/31/2003 - 3/31/2004 (4)	0.80%	$62	2.05%	3.22%	(0.27)%	(1.44)%	144.88%

PF INVESCO Health Sciences Fund
Class A:	4/1/2003 - 3/31/2004 (4)	28.43%	$6,877	2.05%	3.51%	(1.16)%	(2.62)%	123.34%
	4/1/2002 - 3/31/2003 (4)	(17.49)%	5,643	2.05%	4.04%	(1.37)%	(3.36)%	139.83%
	9/28/2001 - 3/31/2002 (4)	(0.92)%	7,854	2.05%	4.82%	(1.43)%	(4.20)%	22.74%

Class B:	4/1/2003 - 3/31/2004 (4)	27.81%	$218	2.55%	4.01%	(1.66)%	(3.12)%	123.34%
	4/1/2002 - 3/31/2003 (4)	(17.95)%	108	2.55%	4.54%	(1.87)%	(3.86)%	139.83%
	9/28/2001 - 3/31/2002 (4)	(1.22)%	37	2.55%	5.32%	(1.93)%	(4.70)%	22.74%

Class C:	4/1/2003 - 3/31/2004 (4)	27.78%	$302	2.55%	4.01%	(1.66)%	(3.12)%	123.34%
	4/1/2002 - 3/31/2003 (4)	(17.85)%	117	2.55%	4.54%	(1.87)%	(3.86)%	139.83%
	9/28/2001 - 3/31/2002 (4)	(1.22)%	37	2.55%	5.32%	(1.93)%	(4.70)%	22.74%

See Notes to Financial Statements	See explanation of references on D-6

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations

PF INVESCO Technology Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$6.88	$(0.17)	$3.22	$3.05
	4/1/2002 - 3/31/2003 (4)	12.47	(0.14)	(5.45)	(5.59)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	2.59	2.47

Class B:	4/1/2003 - 3/31/2004 (4)	$6.83	$(0.22)	$3.20	$2.98
	4/1/2002 - 3/31/2003 (4)	12.44	(0.19)	(5.42)	(5.61)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.15)	2.59	2.44

Class C:	4/1/2003 - 3/31/2004 (4)	$6.83	$(0.22)	$3.19	$2.97
	4/1/2002 - 3/31/2003 (4)	12.44	(0.17)	(5.44)	(5.61)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.15)	2.59	2.44

PF Janus Growth LT Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$7.62	$(0.10)	$2.82	$2.72
	4/1/2002 - 3/31/2003	10.32	(0.08)	(2.62)	(2.70)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.04)	0.39	0.35

Class B:	4/1/2003 - 3/31/2004 (4)	$7.58	$(0.15)	$2.81	$2.66
	4/1/2002 - 3/31/2003	10.30	(0.06)	(2.66)	(2.72)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	0.40	0.33

Class C:	4/1/2003 - 3/31/2004 (4)	$7.57	$(0.15)	$2.79	$2.64
	4/1/2002 - 3/31/2003	10.31	(0.08)	(2.66)	(2.74)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	0.40	0.33

PF Lazard International Value Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$8.73	$0.06	$3.13	$3.19
	4/1/2002 - 3/31/2003 (4)	11.09	0.07	(2.33)	(2.26)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.02)	1.14	1.12

Class B:	4/1/2003 - 3/31/2004 (4)	$8.66	$0.02	$3.07	$3.09
	4/1/2002 - 3/31/2003 (4)	11.08	0.02	(2.33)	(2.31)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.14	1.09

Class C:	4/1/2003 - 3/31/2004 (4)	$8.66	$0.02	$3.07	$3.09
	4/1/2002 - 3/31/2003 (4)	11.07	0.02	(2.32)	(2.30)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.14	1.09

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Year or Period

PF INVESCO Technology Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$9.93
	4/1/2002 - 3/31/2003 (4)	—	—	—	—	6.88
	9/28/2001 - 3/31/2002 (4)	—	—	—	—	12.47

Class B:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$9.81
	4/1/2002 - 3/31/2003 (4)	—	—	—	—	6.83
	9/28/2001 - 3/31/2002 (4)	—	—	—	—	12.44

Class C:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$9.80
	4/1/2002 - 3/31/2003 (4)	—	—	—	—	6.83
	9/28/2001 - 3/31/2002 (4)	—	—	—	—	12.44

PF Janus Growth LT Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.34
	4/1/2002 - 3/31/2003	—	—	—	—	7.62
	9/28/2001 - 3/31/2002 (4)	(0.03)	—	—	(0.03)	10.32

Class B:	4/1/2003 - 3/31/2004 (4	$—	$—	$—	$—	$10.24
	4/1/2002 - 3/31/2003	—	—	—	—	7.58
	9/28/2001 - 3/31/2002 (4)	(0.03)	—	—	(0.03)	10.30

Class C:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$10.21
	4/1/2002 - 3/31/2003	—	—	—	—	7.57
	9/28/2001 - 3/31/2002 (4)	(0.02)	—	—	(0.02)	10.31

PF Lazard International Value Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$(0.03)	$—	$—	$(0.03)	$11.89
	4/1/2002 - 3/31/2003 (4)	(0.04)	(0.06)	—	(0.10)	8.73
	9/28/2001 - 3/31/2002 (4)	(0.03)	—	—	(0.03)	11.09

Class B:	4/1/2003 - 3/31/2004 (4)	$(0.02)	$—	$—	$(0.02)	$11.73
	4/1/2002 - 3/31/2003 (4)	(0.05)	(0.06)	—	(0.11)	8.66
	9/28/2001 - 3/31/2002 (4)	(0.01)	—	—	(0.01)	11.08

Class C:	4/1/2003 - 3/31/2004 (4)	$(0.02)	$—	$—	$(0.02)	$11.73
	4/1/2002 - 3/31/2003 (4)	(0.05)	(0.06)	—	(0.11)	8.66
	9/28/2001 - 3/31/2002 (4)	(0.02)	—	—	(0.02)	11.07

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

PF INVESCO Technology Fund
Class A:	4/1/2003 - 3/31/2004 (4)	44.19%	$5,515	2.05%	3.75%	(1.89)%	(3.59)%	118.89%
	4/1/2002 - 3/31/2003 (4)	(44.83)%	3,885	2.05%	4.80%	(1.78)%	(4.53)%	96.29%
	9/28/2001 - 3/31/2002 (4)	24.70%	7,801	2.05%	4.81%	(1.82)%	(4.58)%	32.50%

Class B:	4/1/2003 - 3/31/2004 (4)	43.63%	$121	2.55%	4.25%	(2.39)%	(4.09)%	118.89%
	4/1/2002 - 3/31/2003 (4)	(45.10)%	35	2.55%	5.30%	(2.28)%	(5.03)%	96.29%
	9/28/2001 - 3/31/2002 (4)	24.40%	47	2.55%	5.31%	(2.32)%	(5.08)%	32.50%

Class C:	4/1/2003 - 3/31/2004 (4)	43.34%	$370	2.55%	4.25%	(2.39)%	(4.09)%	118.89%
	4/1/2002 - 3/31/2003 (4)	(45.10)%	78	2.55%	5.30%	(2.28)%	(5.03)%	96.29%
	9/28/2001 - 3/31/2002 (4)	24.40%	13	2.55%	5.31%	(2.32)%	(5.08)%	32.50%

PF Janus Growth LT Fund
Class A:	4/1/2003 - 3/31/2004 (4)	35.70%	$11,994	1.70%	3.21%	(1.08)%	(2.59)%	42.65%
	4/1/2002 - 3/31/2003	(26.16)%	6,832	1.70%	4.01%	(0.95)%	(3.26)%	124.73%
	9/28/2001 - 3/31/2002 (4)	3.50%	9,819	1.70%	6.29%	(0.78)%	(5.37)%	64.33%

Class B:	4/1/2003 - 3/31/2004 (4)	34.91%	$293	2.20%	3.71%	(1.58)%	(3.09)%	42.65%
	4/1/2002 - 3/31/2003	(26.31)%	301	2.20%	4.51%	(1.45)%	(3.76)%	124.73%
	9/28/2001 - 3/31/2002 (4)	3.27%	57	2.20%	6.79%	(1.28)%	(5.87)%	64.33%

Class C:	4/1/2003 - 3/31/2004 (4)	34.87%	$400	2.20%	3.71%	(1.58)%	(3.09)%	42.65%
	4/1/2002 - 3/31/2003	(26.58)%	624	2.20%	4.51%	(1.45)%	(3.76)%	124.73%
	9/28/2001 - 3/31/2002 (4)	3.33%	84	2.20%	6.79%	(1.28)%	(5.87)%	64.33%

PF Lazard International Value Fund
Class A:	4/1/2003 - 3/31/2004 (4)	36.57%	$20,007	1.80%	2.86%	0.73%	(0.33)%	58.63%
	4/1/2002 - 3/31/2003 (4)	(20.50)%	7,218	1.80%	3.89%	0.76%	(1.33)%	19.60%
	9/28/2001 - 3/31/2002 (4)	11.21%	7,817	1.80%	7.07%	(0.35)%	(5.62)%	7.11%

Class B:	4/1/2003 - 3/31/2004 (4)	35.79%	$324	2.30%	3.36%	0.23%	(0.83)%	58.63%
	4/1/2002 - 3/31/2003 (4)	(20.93)%	771	2.30%	4.39%	0.26%	(1.83)%	19.60%
	9/28/2001 - 3/31/2002 (4)	10.95%	26	2.30%	7.57%	(0.85)%	(6.12)%	7.11%

Class C:	4/1/2003 - 3/31/2004 (4)	35.79%	$781	2.30%	3.36%	0.23%	(0.83)%	58.63%
	4/1/2002 - 3/31/2003 (4)	(20.93)%	1,656	2.30%	4.39%	0.26%	(1.83)%	19.60%
	9/28/2001 - 3/31/2002 (4)	10.91%	143	2.30%	7.57%	(0.85)%	(6.12)%	7.11%

See Notes to Financial Statements	See explanation of references on D-6

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations

PF MFS International Large-Cap Fund (7)
Class A:	4/1/2003 - 3/31/2004 (4)	$8.20	$(0.04)	$3.45	$3.41
	4/1/2002 - 3/31/2003 (4)	11.03	(0.04)	(2.59)	(2.63)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.10	1.05

Class B:	4/1/2003 - 3/31/2004 (4)	$8.14	$(0.09)	$3.41	$3.32
	4/1/2002 - 3/31/2003 (4)	11.01	(0.08)	(2.59)	(2.67)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.10	1.02

Class C:	4/1/2003 - 3/31/2004 (4)	$8.14	$(0.09)	$3.43	$3.34
	4/1/2002 - 3/31/2003 (4)	11.01	(0.08)	(2.59)	(2.67)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.10	1.02

PF PIMCO Inflation Managed Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$10.28	$0.12	$0.96	$1.08
	12/31/2002 - 3/31/2003 (4)	10.00	0.06	0.27	0.33

Class B:	4/1/2003 - 3/31/2004 (4)	$10.27	$0.07	$0.95	$1.02
	12/31/2002 - 3/31/2003 (4)	10.00	0.04	0.28	0.32

Class C:	4/1/2003 - 3/31/2004 (4)	$10.27	$0.07	$0.95	$1.02
	12/31/2002 - 3/31/2003 (4)	10.00	0.04	0.28	0.32

PF PIMCO Managed Bond Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$10.16	$0.17	$0.46	$0.63
	4/1/2002 - 3/31/2003 (4)	9.85	0.21	1.02	1.23
	9/28/2001 - 3/31/2002	10.00	0.06	(0.09)	(0.03)

Class B:	4/1/2003 - 3/31/2004 (4)	$10.14	$0.12	$0.46	$0.58
	4/1/2002 - 3/31/2003 (4)	9.84	0.15	1.03	1.18
	9/28/2001 - 3/31/2002	10.00	0.04	(0.10)	(0.06)

Class C:	4/1/2003 - 3/31/2004 (4)	$10.14	$0.12	$0.46	$0.58
	4/1/2002 - 3/31/2003 (4)	9.84	0.15	1.03	1.18
	9/28/2001 - 3/31/2002	10.00	0.04	(0.10)	(0.06)

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Year or Period

PF MFS International Large-Cap Fund (7)
Class A:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$11.61
	4/1/2002 - 3/31/2003 (4)	—	(0.20)	—	(0.20)	8.20
	9/28/2001 - 3/31/2002 (4)	(0.01)	(0.01)	—	(0.02)	11.03

Class B:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$11.46
	4/1/2002 - 3/31/2003 (4)	—	(0.20)	—	(0.20)	8.14
	9/28/2001 - 3/31/2002 (4)	—	(0.01)	—	(0.01)	11.01

Class C:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$11.48
	4/1/2002 - 3/31/2003 (4)	—	(0.20)	—	(0.20)	8.14
	9/28/2001 - 3/31/2002 (4)	—	(0.01)	—	(0.01)	11.01

PF PIMCO Inflation Managed Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$(0.20)	$(0.23)	$—	$(0.43)	$10.93
	12/31/2002 - 3/31/2003 (4)	(0.05)	—	—	(0.05)	10.28

Class B:	4/1/2003 - 3/31/2004 (4)	$(0.17)	$(0.23)	$—	$(0.40)	$10.89
	12/31/2002 - 3/31/2003 (4)	(0.05)	—	—	(0.05)	10.27

Class C:	4/1/2003 - 3/31/2004 (4)	$(0.17)	$(0.23)	$—	$(0.40)	$10.89
	12/31/2002 - 3/31/2003 (4)	(0.05)	—	—	(0.05)	10.27

PF PIMCO Managed Bond Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$(0.34)	$—	$—	$(0.34)	$10.45
	4/1/2002 - 3/31/2003 (4)	(0.36)	(0.56)	—	(0.92)	10.16
	9/28/2001 - 3/31/2002	(0.07)	(0.05)	—	(0.12)	9.85

Class B:	4/1/2003 - 3/31/2004 (4)	$(0.28)	$—	$—	$(0.28)	$10.44
	4/1/2002 - 3/31/2003 (4)	(0.32)	(0.56)	—	(0.88)	10.14
	9/28/2001 - 3/31/2002	(0.05)	(0.05)	—	(0.10)	9.84

Class C:	4/1/2003 - 3/31/2004 (4)	$(0.28)	$—	$—	$(0.28)	$10.44
	4/1/2002 - 3/31/2003 (4)	(0.32)	(0.56)	—	(0.88)	10.14
	9/28/2001 - 3/31/2002	(0.05)	(0.05)	—	(0.10)	9.84

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

PF MFS International Large-Cap Fund (7)
Class A:	4/1/2003 - 3/31/2004 (4)	41.59%	$15,358	2.03%	5.96%	(0.38)%	(4.31)%	150.05%
	4/1/2002 - 3/31/2003 (4)	(24.11)%	4,505	2.05%	9.08%	(0.40)%	(7.43)%	137.37%
	9/28/2001 - 3/31/2002 (4)	10.54%	6,808	2.05%	9.38%	(0.92)%	(8.25)%	77.66%

Class B:	4/1/2003 - 3/31/2004 (4)	40.79%	$265	2.53%	6.46%	(0.88)%	(4.81)%	150.05%
	4/1/2002 - 3/31/2003 (4)	(24.52)%	58	2.55%	9.58%	(0.90)%	(7.93)%	137.37%
	9/28/2001 - 3/31/2002 (4)	10.24%	22	2.55%	9.88%	(1.42)%	(8.75)%	77.66%

Class C:	4/1/2003 - 3/31/2004 (4)	40.86%	$222	2.53%	6.46%	(0.88)%	(4.81)%	150.05%
	4/1/2002 - 3/31/2003 (4)	(24.43)%	79	2.55%	9.58%	(0.90)%	(7.93)%	137.37%
	9/28/2001 - 3/31/2002 (4)	10.24%	11	2.55%	9.88%	(1.42)%	(8.75)%	77.66%

PF PIMCO Inflation Managed Fund
Class A:	4/1/2003 - 3/31/2004 (4)	10.75%	$16,263	1.55%	2.73%	1.13%	(0.05)%	507.96%
	12/31/2002 - 3/31/2003 (4)	3.30%	6,290	1.55%	4.00%	2.19%	(0.26)%	199.92%

Class B:	4/1/2003 - 3/31/2004 (4)	10.20%	$697	2.05%	3.23%	0.63%	(0.55)%	507.96%
	12/31/2002 - 3/31/2003 (4)	3.16%	161	2.05%	4.50%	1.69%	(0.76)%	199.92%

Class C:	4/1/2003 - 3/31/2004 (4)	10.27%	$4,065	2.05%	3.23%	0.63%	(0.55)%	507.96%
	12/31/2002 - 3/31/2003 (4)	3.11%	480	2.05%	4.50%	1.69%	(0.76)%	199.92%

PF PIMCO Managed Bond Fund
Class A:	4/1/2003 - 3/31/2004 (4)	6.28%	$19,802	1.55%	2.86%	1.65%	0.34%	459.70%
	4/1/2002 - 3/31/2003 (4)	12.80%	18,236	1.55%	2.82%	2.02%	0.75%	445.26%
	9/28/2001 - 3/31/2002	(0.28)%	33,055	1.55%	2.54%	1.16%	0.17%	522.25%

Class B:	4/1/2003 - 3/31/2004 (4)	5.86%	$972	2.05%	3.36%	1.15%	(0.16)%	459.70%
	4/1/2002 - 3/31/2003 (4)	12.27%	1,986	2.05%	3.32%	1.52%	0.25%	445.26%
	9/28/2001 - 3/31/2002	(0.55)%	173	2.05%	3.04%	0.66%	(0.33)%	522.25%

Class C:	4/1/2003 - 3/31/2004 (4)	5.86%	$2,315	2.05%	3.36%	1.15%	(0.16)%	459.70%
	4/1/2002 - 3/31/2003 (4)	12.28%	4,573	2.05%	3.32%	1.52%	0.25%	445.26%
	9/28/2001 - 3/31/2002	(0.57)%	370	2.05%	3.04%	0.66%	(0.33)%	522.25%

See Notes to Financial Statements	See explanation of references on D-6

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations

PF Pacific Life Money Market Fund
Class A:	4/1/2003 - 3/31/2004	$1.00	$— (5)	$—	$—
	4/1/2002 - 3/31/2003	1.00	0.01	—	0.01
	9/28/2001 - 3/31/2002	1.00	— (5)	—	—

Class B:	4/1/2003 - 3/31/2004	$1.00	$— (5)	$—	$—
	4/1/2002 - 3/31/2003	1.00	— (5)	—	—
	9/28/2001 - 3/31/2002	1.00	— (5)	—	—

Class C:	4/1/2003 - 3/31/2004	$1.00	$— (5)	$—	$—
	4/1/2002 - 3/31/2003	1.00	— (5)	—	—
	9/28/2001 - 3/31/2002	1.00	— (5)	—	—

PF Putnam Equity Income Fund
Class A:	4/1/2003 - 3/31/2004	$7.91	$0.06	$2.79	$2.85
	4/1/2002 - 3/31/2003	10.45	0.06	(2.51)	(2.45)
	12/31/2001 - 3/31/2002 (4)	10.00	0.01	0.44	0.45

Class B:	4/1/2003 - 3/31/2004	$7.85	$0.01	$2.77	$2.78
	4/1/2002 - 3/31/2003	10.43	0.04	(2.52)	(2.48)
	12/31/2001 - 3/31/2002 (4)	10.00	(0.01)	0.44	0.43

Class C:	4/1/2003 - 3/31/2004	$7.86	$0.01	$2.78	$2.79
	4/1/2002 - 3/31/2003	10.43	0.03	(2.50)	(2.47)
	12/31/2001 - 3/31/2002 (4)	10.00	(0.01)	0.44	0.43

PF Salomon Brothers Large-Cap Value Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$7.83	$0.03	$3.09	$3.12
	4/1/2002 - 3/31/2003 (4)	10.92	0.04	(3.05)	(3.01)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.01)	0.96	0.95

Class B:	4/1/2003 - 3/31/2004 (4)	$7.78	$(0.02)	$3.08	$3.06
	4/1/2002 - 3/31/2003 (4)	10.91	(0.01)	(3.03)	(3.04)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.03)	0.97	0.94

Class C:	4/1/2003 - 3/31/2004 (4)	$7.77	$(0.02)	$3.07	$3.05
	4/1/2002 - 3/31/2003 (4)	10.90	(0.01)	(3.04)	(3.05)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.03)	0.96	0.93

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Year or Period

PF Pacific Life Money Market Fund
Class A:	4/1/2003 - 3/31/2004	$— (5)	$—	$—	$—	$1.00
	4/1/2002 - 3/31/2003	(0.01)	—	—	(0.01)	1.00
	9/28/2001 - 3/31/2002	— (5)	—	—	—	1.00

Class B:	4/1/2003 - 3/31/2004	$— (5)	$—	$—	$—	$1.00
	4/1/2002 - 3/31/2003	— (5)	—	—	—	1.00
	9/28/2001 - 3/31/2002	— (5)	—	—	—	1.00

Class C:	4/1/2003 - 3/31/2004	$— (5)	$—	$—	$—	$1.00
	4/1/2002 - 3/31/2003	— (5)	—	—	—	1.00
	9/28/2001 - 3/31/2002	— (5)	—	—	—	1.00

PF Putnam Equity Income Fund
Class A:	4/1/2003 - 3/31/2004	$(0.06)	$—	$—	$(0.06)	$10.70
	4/1/2002 - 3/31/2003	(0.09)	—	—	(0.09)	7.91
	12/31/2001 - 3/31/2002 (4)	—	—	—	—	10.45

Class B:	4/1/2003 - 3/31/2004	$(0.03)	$—	$—	$(0.03)	$10.60
	4/1/2002 - 3/31/2003	(0.10)	—	—	(0.10)	7.85
	12/31/2001 - 3/31/2002 (4)	—	—	—	—	10.43

Class C:	4/1/2003 - 3/31/2004	$(0.04)	$—	$—	$(0.04)	$10.61
	4/1/2002 - 3/31/2003	(0.10)	—	—	(0.10)	7.86
	12/31/2001 - 3/31/2002 (4)	—	—	—	—	10.43

PF Salomon Brothers Large-Cap Value Fund
Class A:	4/1/2003 - 3/31/2004 (4)	$(0.01)	$—	$—	$(0.01)	$10.94
	4/1/2002 - 3/31/2003 (4)	(0.02)	(0.06)	—	(0.08)	7.83
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.01)	—	(0.03)	10.92

Class B:	4/1/2003 - 3/31/2004 (4)	$(0.01)	$—	$—	$(0.01)	$10.83
	4/1/2002 - 3/31/2003 (4)	(0.03)	(0.06)	—	(0.09)	7.78
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.01)	—	(0.03)	10.91

Class C:	4/1/2003 - 3/31/2004 (4)	$(0.01)	$—	$—	$(0.01)	$10.81
	4/1/2002 - 3/31/2003 (4)	(0.02)	(0.06)	—	(0.08)	7.77
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.01)	—	(0.03)	10.90

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)		Ratios of Expenses Before Expense Reductions to Average NetAssets (3)	Ratios of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (3)		Ratios of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

PF Pacific Life Money Market Fund
Class A:	4/1/2003 - 3/31/2004	0.18%	$14,627	0.95%		2.53%	0.14%		(1.44)%	N/A
	4/1/2002 - 3/31/2003	0.58%	13,092	1.08%		2.50%	0.59%		(0.83)%	N/A
	9/28/2001 - 3/31/2002	0.33%	27,056	1.35%		2.59%	0.57%		(0.67)%	N/A

Class B:	4/1/2003 - 3/31/2004	0.06%	$744	1.06	%(6)	3.03%	0.03	%(6)	(1.94)%	N/A
	4/1/2002 - 3/31/2003	0.12%	782	1.49	%(6)	3.00%	0.18	%(6)	(1.33)%	N/A
	9/28/2001 - 3/31/2002	0.09%	88	1.85%		3.09%	0.07%		(1.17)%	N/A

Class C:	4/1/2003 - 3/31/2004	0.06%	$956	1.06	%(6)	3.03%	0.03	%(6)	(1.94)%	N/A
	4/1/2002 - 3/31/2003	0.12%	1,073	1.49	%(6)	3.00%	0.18	%(6)	(1.33)%	N/A
	9/28/2001 - 3/31/2002	0.09%	75	1.85%		3.09%	0.07%		(1.17)%	N/A

PF Putnam Equity Income Fund
Class A:	4/1/2003 - 3/31/2004	36.03%	$14,511	1.90%		3.28%	0.62%		(0.77)%	64.58%
	4/1/2002 - 3/31/2003	(23.59)%	8,812	1.90%		4.38%	0.59%		(1.89)%	45.60%
	12/31/2001 - 3/31/2002 (4)	4.50%	10,877	1.90%		5.97%	0.20%		(3.87)%	10.27%

Class B:	4/1/2003 - 3/31/2004	35.48%	$223	2.40%		3.78%	0.12%		(1.27)%	64.58%
	4/1/2002 - 3/31/2003	(23.92)%	265	2.40%		4.88%	0.09%		(2.39)%	45.60%
	12/31/2001 - 3/31/2002 (4)	4.30%	13	2.40%		6.47%	(0.30)%		(4.37)%	10.27%

Class C:	4/1/2003 - 3/31/2004	35.51%	$616	2.40%		3.78%	0.12%		(1.27)%	64.58%
	4/1/2002 - 3/31/2003	(23.83)%	536	2.40%		4.88%	0.09%		(2.39)%	45.60%
	12/31/2001 - 3/31/2002 (4)	4.30%	41	2.40%		6.47%	(0.30)%		(4.37)%	10.27%

PF Salomon Brothers Large-Cap Value Fund
Class A:	4/1/2003 - 3/31/2004 (4)	39.91%	$25,315	1.80%		2.73%	0.29%		(0.64)%	38.10%
	4/1/2002 - 3/31/2003 (4)	(27.69)%	11,736	1.80%		2.94%	0.41%		(0.73)%	49.00%
	9/28/2001 - 3/31/2002 (4)	9.54%	19,748	1.80%		3.93%	(0.14)%		(2.27)%	27.37%

Class B:	4/1/2003 - 3/31/2004 (4)	39.36%	$556	2.30%		3.23%	(0.21)%		(1.14)%	38.10%
	4/1/2002 - 3/31/2003 (4)	(28.02)%	955	2.30%		3.44%	(0.09)%		(1.23)%	49.00%
	9/28/2001 - 3/31/2002 (4)	9.38%	151	2.30%		4.43%	(0.64)%		(2.77)%	27.37%

Class C:	4/1/2003 - 3/31/2004 (4)	39.27%	$1,277	2.30%		3.23%	(0.21)%		(1.14)%	38.10%
	4/1/2002 - 3/31/2003 (4)	(28.08)%	2,015	2.30%		3.44%	(0.09)%		(1.23)%	49.00%
	9/28/2001 - 3/31/2002 (4)	9.30%	243	2.30%		4.43%	(0.64)%		(2.77)%	27.37%

See Notes to Financial Statements	See explanation of references on D-6

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

			Investment Activities

		Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations

PF Van Kampen Comstock Fund (8)
Class A:	4/1/2003 - 3/31/2004 (4)	$8.16	$0.02	$3.19	$3.21
	4/1/2002 - 3/31/2003	11.45	(0.11)	(3.12)	(3.23)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.54	1.49

Class B:	4/1/2003 - 3/31/2004 (4)	$8.10	$(0.03)	$3.17	$3.14
	4/1/2002 - 3/31/2003	11.43	(0.11)	(3.16)	(3.27)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	1.54	1.47

Class C:	4/1/2003 - 3/31/2004 (4)	$8.11	$(0.03)	$3.16	$3.13
	4/1/2002 - 3/31/2003	11.43	(0.11)	(3.15)	(3.26)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	1.53	1.46

PF Van Kampen Mid-Cap Growth Fund (9)
Class A:	4/1/2003 - 3/31/2004 (4)	$5.92	$(0.10)	$2.19	$2.09
	4/1/2002 - 3/31/2003	11.18	(0.09)	(4.33)	(4.42)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.45	1.37

Class B:	4/1/2003 - 3/31/2004 (4)	$5.88	$(0.14)	$2.19	$2.05
	4/1/2002 - 3/31/2003	11.17	(0.08)	(4.37)	(4.45)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.11)	1.45	1.34

Class C:	4/1/2003 - 3/31/2004 (4)	$5.88	$(0.14)	$2.18	$2.04
	4/1/2002 - 3/31/2003	11.16	(0.09)	(4.35)	(4.44)
	9/28/2001 - 3/31/2002 (4)	10.00	(0.11)	1.46	1.35

		Distributions

		Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Year or Period

PF Van Kampen Comstock Fund (8)
Class A:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$11.37
	4/1/2002 - 3/31/2003	—	(0.06)	—	(0.06)	8.16
	9/28/2001 - 3/31/2002 (4)	(0.04)	—	—	(0.04)	11.45

Class B:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$11.24
	4/1/2002 - 3/31/2003	—	(0.06)	—	(0.06)	8.10
	9/28/2001 - 3/31/2002 (4)	(0.04)	—	—	(0.04)	11.43

Class C:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$11.24
	4/1/2002 - 3/31/2003	—	(0.06)	—	(0.06)	8.11
	9/28/2001 - 3/31/2002 (4)	(0.03)	—	—	(0.03)	11.43

PF Van Kampen Mid-Cap Growth Fund (9)
Class A:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$8.01
	4/1/2002 - 3/31/2003	—	(0.84)	—	(0.84)	5.92
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.17)	—	(0.19)	11.18

Class B:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$7.93
	4/1/2002 - 3/31/2003	—	(0.84)	—	(0.84)	5.88
	9/28/2001 - 3/31/2002 (4)	—	(0.17)	—	(0.17)	11.17

Class C:	4/1/2003 - 3/31/2004 (4)	$—	$—	$—	$—	$7.92
	4/1/2002 - 3/31/2003	—	(0.84)	—	(0.84)	5.88
	9/28/2001 - 3/31/2002 (4)	(0.02)	(0.17)	—	(0.19)	11.16

		Ratios/Supplemental Data

		Total Returns (1)	Net Assets, End of Year or Period (in thousands)	Ratios of Expenses After Expense Reductions to Average Net Assets (2), (3)	Ratios of Expenses Before Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Loss After Expense Reductions to Average Net Assets (3)	Ratios of Net Investment Income (Loss) Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rates

PF Van Kampen Comstock Fund (8)
Class A:	4/1/2003 - 3/31/2004 (4)	39.34%	$11,945	1.90%	3.59%	0.24%	(1.45)%	105.34%
	4/1/2002 - 3/31/2003	(28.26)%	5,331	1.90%	3.87%	(1.04)%	(3.01)%	37.78%
	9/28/2001 - 3/31/2002 (4)	14.94%	9,002	1.90%	6.26%	(0.84)%	(5.20)%	18.71%

Class B:	4/1/2003 - 3/31/2004 (4)	38.77%	$453	2.40%	4.09%	(0.26)%	(1.95)%	105.34%
	4/1/2002 - 3/31/2003	(28.66)%	201	2.40%	4.37%	(1.54)%	(3.51)%	37.78%
	9/28/2001 - 3/31/2002 (4)	14.71%	105	2.40%	6.76%	(1.34)%	(5.70)%	18.71%

Class C:	4/1/2003 - 3/31/2004 (4)	38.60%	$226	2.40%	4.09%	(0.26)%	(1.95)%	105.34%
	4/1/2002 - 3/31/2003	(28.57)%	74	2.40%	4.37%	(1.54)%	(3.51)%	37.78%
	9/28/2001 - 3/31/2002 (4)	14.67%	21	2.40%	6.76%	(1.34)%	(5.70)%	18.71%

PF Van Kampen Mid-Cap Growth Fund (9)
Class A:	4/1/2003 - 3/31/2004 (4)	35.30%	$18,388	1.85%	3.29%	(1.42)%	(2.86)%	326.09%
	4/1/2002 - 3/31/2003	(40.51)%	6,191	1.85%	4.31%	(1.39)%	(3.85)%	158.16%
	9/28/2001 - 3/31/2002 (4)	13.79%	11,383	1.85%	5.33%	(1.44)%	(4.92)%	70.54%

Class B:	4/1/2003 - 3/31/2004 (4)	34.86%	$504	2.35%	3.79%	(1.92)%	(3.36)%	326.09%
	4/1/2002 - 3/31/2003	(40.84)%	586	2.35%	4.81%	(1.89)%	(4.35)%	158.16%
	9/28/2001 - 3/31/2002 (4)	13.52%	82	2.35%	5.83%	(1.94)%	(5.42)%	70.54%

Class C:	4/1/2003 - 3/31/2004 (4)	34.69%	$958	2.35%	3.79%	(1.92)%	(3.36)%	326.09%
	4/1/2002 - 3/31/2003	(40.78)%	1,141	2.35%	4.81%	(1.89)%	(4.35)%	158.16%
	9/28/2001 - 3/31/2002 (4)	13.53%	116	2.35%	5.83%	(1.94)%	(5.42)%	70.54%

(1)	Total returns are not annualized for periods less than one full year. Calculation does not include the effect of any sales charges for Classes A, B and C.

(2)

The ratios of net expenses after expense reductions to average daily net assets are after adviser expense reimbursements, if any, as discussed in Note 7 to the Financial Statements. The ratios of net investment income (loss) before expense reductions to average daily net assets are grossed up by the adviser expense reimbursements, if any.

(3)	The ratios are annualized for periods of less than one full year.

(4)	Per share investment income has been calculated using the average shares method.

(5)	Amount represents less than $0.01 per share.

(6)

The expense cap for the PF Pacific Life Money Market Fund is 0.05% for the period 7/1/02 - 6/30/05. The effect of the 12b-1 waiver by the Distributor on the ratios of net expenses and net investment income (loss) after expense reductions to average daily net assets for PF Pacific Life Money Market Class B and C were 0.39% and 0.39%, respectively, for the year ended March 31, 2004, and 0.09% and 0.09% for Class B and C, respectively, for the year ended March 31, 2003.

(7)	PF MFS International Large-Cap Fund was formerly named PF MFS Global Growth Fund.

(8)	PF Van Kampen Comstock Fund was formerly named PF Janus Strategic Value Fund.

(9)	PF Van Kampen Mid-Cap Growth Fund was formerly named PF MFS Mid-Cap Growth Fund.

See Notes to Financial Statements

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Pacific Funds is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company, and as of March 31, 2004, is comprised of twenty separate funds (each individually, a “Fund”, and collectively, the “Funds”): PF Portfolio Optimization Model A, PF Portfolio Optimization Model B, PF Portfolio Optimization Model C, PF Portfolio Optimization Model D, PF Portfolio Optimization Model E, PF AIM Blue Chip, PF AIM Aggressive Growth, PF Goldman Sachs Short Duration Bond, PF INVESCO Health Sciences, PF INVESCO Technology, PF Janus Growth LT, PF Lazard International Value, PF MFS International Large-Cap (formerly PF MFS Global Growth), PF PIMCO Inflation Managed, PF PIMCO Managed Bond, PF Pacific Life Money Market, PF Putnam Equity Income, PF Salomon Brothers Large-Cap Value, PF Van Kampen Comstock (formerly PF Janus Strategic Value), and PF Van Kampen Mid-Cap Growth (formerly PF MFS Mid-Cap Growth). Each Fund has three separate classes of shares: Class A, B, and C. Each class is distinguished by the level of distribution services provided and is substantially the same except that  (i) Class A shares are subject to a maximum 5.50% front-end sales charge, except that for an investment of $1 million or more there is no front-end sales charge; however a 1% contingent deferred sales charge (“CDSC”) is imposed upon the redemption of Class A shares within one year of their purchase if the purchase was part of an investment of $1 million or more (when there was no initial sales charge), (ii) Class B shares are subject to a maximum 5.00% CDSC, and (iii) Class C shares are subject to a maximum 1.00% front-end sales charge, except for shares of the PF Pacific Life Money Market Fund, which are sold at the net asset value (“NAV”) per share without an initial sales charge, and a maximum 1.00% CDSC is imposed upon the redemption of Class C shares within one year of their purchase.

     PF Portfolio Optimization Model A, PF Portfolio Optimization Model B, PF Portfolio Optimization Model C, PF Portfolio Optimization Model D, and PF Portfolio Optimization Model E Funds, (collectively, “Portfolio Optimization Funds”) invest all of their assets in Class A shares of other Pacific Funds (collectively, the “Underlying Funds”). Pacific Life Insurance Company (“Pacific Life”) uses an asset allocation process to determine the Portfolio Optimization Funds’ investment mix. The target allocation percentages are described in the prospectus. The Portfolio Optimization Funds will invest new assets and reinvested dividends based on the target allocations. However, allocation percentages of each of the Portfolio Optimization Funds could change substantially as the Underlying Funds’ asset values change due to market movements and portfolio management decisions. Annually, Pacific Life will evaluate the asset allocation strategies of the Portfolio Optimization Funds and rebalance, as needed, to reflect changes in the target allocations.

     All of the Funds except PF Goldman Sachs Short Duration Bond Fund, PF PIMCO Inflation Managed Fund, PF Putnam Equity Income Fund, and the Portfolio Optimization Funds commenced operations on September 28, 2001. The PF Putnam Equity Income Fund commenced operations on December 31, 2001, the PF PIMCO Inflation Managed Fund commenced operations on December 31, 2002, and the PF Goldman Sachs Short Duration Bond Fund, and the Portfolio Optimization Funds commenced operations on December 31, 2003.

2. SIGNIFICANT ACCOUNTING POLICIES

     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements.

     A. Fund Valuation

     The NAV per share is calculated once each business day, Monday through Friday, exclusive of Federal holidays, as of the time of the close of the New York Stock Exchange (“NYSE”), which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier, on each day the NYSE is open for trading. Equity securities are generally valued at the last reported sale price for securities traded on a principal exchange (U.S. or foreign) and the official closing price on the NASDAQ National Market as reported by a pricing source approved by the Funds’ Board of Trustees (the “Board”). Securities traded on over-the-counter markets and listed securities for which no sales are reported are generally valued at the mean between the most recent bid and asked quotes obtained from a quotation reporting system, from established market makers, brokers or dealers. Fixed income securities are generally valued at prices obtained from pricing services or brokers and dealers. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Board. Securities for which market quotations are not readily available or are deemed to be unreliable or inaccurate are valued at their fair value as determined in good faith pursuant to procedures established by the Board. If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a Fund’s NAV is determined, or if, under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a Fund’s NAV, the security would be valued at “fair value” as determined in accordance with procedures and methodologies approved by the Board. In determining the fair value of securities, the Funds may consider available information including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. Effective September 15, 2003, the Funds retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined

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NOTES TO FINANCIAL STATEMENTS (Continued)

with the assistance of the service will be based on the data utilized by the service. These fair values may not accurately reflect the price that a Fund could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE. Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

     B. Securities Transactions and Investment Income

     Securities transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recorded on the accrual basis.

     Discounts and premiums are recorded on a daily basis using the effective yield method except for short-term securities and PF Pacific Life Money Market Fund, which recognize discounts and premiums on a straight-line basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed securities are reclassified as a component of interest income.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to distribution and service (12b-1) fees (included in Note 4). Income, other non-class specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

     C. Foreign Currency Translation

     Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the end of the reporting period. Purchases and sales of securities, interest income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

     Net realized foreign exchange gains and losses arise from sales of a Fund’s securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate.

     D. Expense Allocation

     General expenses of the Funds (including legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses and fees and expenses of the Independent Trustees) are allocated to each Fund in proportion to its relative average daily net assets. Expenses directly attributable to a particular Fund (including advisory, administration, custody, registration and distribution and service (12b-1) fees) are charged directly to that Fund.

     E. Offering Costs

     The Funds bear all costs associated with offering expenses including legal, printing and internal services support. All such costs are amortized to expense on a straight-line basis over twelve months from commencement of operations.

     F. Futures Contracts

     Certain Funds may use futures contracts to manage their exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

     G. Options and Options on Futures Contracts

     Certain Funds may write options on interest rate futures and purchase put and call options and write secured put and covered call options. When a Fund writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability that is “marked-to-market” based on the option’s quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation or depreciation until terminated, at which time realized gains and losses are recognized. The purposes of using options or options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility or to earn additional income. These options may relate to particular securities, stock indexes, options on swaps, or foreign currencies. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. Risks may include an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of options or options on futures contracts, an illiquid secondary market for the instruments, or the inability of a counterparty to perform its obligations.

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NOTES TO FINANCIAL STATEMENTS (Continued)

     H. Forward Foreign Currency Contracts

     Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for the purpose of hedging against foreign exchange risk arising from a Fund’s investment in foreign securities. These contracts are “marked-to-market” daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in a Fund’s financial statements. A Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

     I. Swaps

     Certain Funds may enter into interest rate, total return, and currency exchange swap agreements in order to obtain a desired return at a lower cost than if a Fund had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are “marked-to-market” daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

     J. Inflation-Indexed Bonds

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income, even though investors do not receive their principal until maturity.

     K. Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities (“SMBS”) represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

     L. When-Issued Securities and Delayed-Delivery Transactions

     Certain Funds may purchase or sell securities on a when-issued or delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or delayed-delivery basis are identified as such in each applicable Fund’s Schedule of Investments. When delayed-delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

     M. Short Sales

     Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

     N. Repurchase Agreements

     Certain Funds may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a Fund are fully collateralized by U.S. Government securities or securities issued by U.S. Government agencies and such collateral is in the possession of the Funds’ custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

     O. Investment Risk

     The price of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

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NOTES TO FINANCIAL STATEMENTS (Continued)

     Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

3. REORGANIZATION

     On December 31, 2003, PF AIM Blue Chip Fund, (the “Surviving Fund”), acquired all of the assets and liabilities of PF Putnam Research Fund, (the “Acquired Fund”), in a tax-free exchange for shares of the Surviving Fund (together the “Reorganization”), pursuant to a plan of reorganization approved by the Board and shareholders of the Acquired Fund. Pacific Life paid all of the Reorganization costs which amounted to $78,947. The value of shares issued by the Surviving Fund is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by the Surviving Fund, and the net assets and unrealized appreciation/depreciation as of the Reorganization date immediately prior to and after the Reorganization were as follows:

	Shares Acquired	Shares Issued In Acquisition	Surviving Fund Net Assets	Acquired Fund Net Assets

Class A	781,292	739,603	$5,959,088	$7,488,383
Class B	5,342	5,075	1,824,082	50,735
Class C	15,005	14,225	3,982,255	142,407

Total	801,639	758,903	$11,765,425	$7,681,525

	Net Assets After Reorganization	Net Asset Value of Surviving Fund

Class A	$13,447,471	$10.12
Class B	1,874,817	10.00
Class C	4,124,662	10.01

Total	$19,446,950

     The net unrealized appreciation of the Acquired Fund at time of reorganization was $544,213.

4. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, AND DISTRIBUTION AGREEMENTS

     Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Funds, and receives from the Funds the following advisory fee rates based on an annual percentage of the average daily net assets of each Fund and the fees are accrued daily by the Funds:

PF AIM Blue Chip	0.95%

PF AIM Aggressive Growth	1.00%

PF Goldman Sachs Short Duration Bond	0.60%

PF INVESCO Health Sciences	1.10%

PF INVESCO Technology	1.10%

PF Janus Growth LT	0.75%

PF Lazard International Value	0.85%

PF MFS International Large-Cap (1)	1.05%

PF PIMCO Inflation Managed	0.60%

PF PIMCO Managed Bond	0.60%

PF Pacific Life Money Market	See (2)

PF Putnam Equity Income	0.95%

PF Salomon Brothers Large-Cap Value	0.85%

PF Van Kampen Comstock	0.95%

PF Van Kampen Mid-Cap Growth	0.90%

(1)	Prior to 1/1/04 the advisory fee rate was 1.10% of the average daily net assets.
(2)	An annual rate of 0.40% of the first $250 million of the average daily net assets, 0.35% of the next $250 million, and 0.30% in excess of $500 million.

     Pacific Life receives no fees for the investment advisory services under the Investment Advisory Agreement with respect to the Portfolio Optimization Funds. The Portfolio Optimization Funds indirectly bear the fees paid by the Underlying Funds in which they invest.

     Pursuant to Fund Management Agreements, the Funds and Pacific Life engage other fund managers under Pacific Life’s supervision for fourteen of the twenty Funds. The following firms serve as sub-advisers for their respective Funds: AIM Capital Management, Inc., Goldman Sachs Asset Management, L.P., INVESCO Funds Group, Inc., Janus Capital Management LLC, Lazard Asset Management LLC, MFS Investment Management, Pacific Investment Management Company LLC, Putnam Investment Management LLC, Salomon Brothers Asset Management Inc, and Van Kampen. Pacific Life, as Investment Adviser to the Funds, pays the related management fees as compensation for advisory services provided to the Funds.

     Pursuant to an Administration and Shareholder Services Agreement, (the “Agreement”) Pacific Life serves as Administrator (the “Administrator”) to the Funds. Under the Agreement, the Funds compensate the Administrator at an annual rate of 0.35% of average daily net assets for procuring or providing certain administrative, transfer agency, and shareholder services. In addition, the Funds compensate the Administrator for support services based on an internal billing rate at cost for the time spent by the legal, accounting, tax, and compliance personnel for providing assistance, coordination, and supervision to the Funds.

     Pacific Select Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of Pacific Life, serves as distributor of the Funds’ shares. Under the distribution and service (12b-1) plans, each Fund pays to the Distributor fees at annual rates expressed as a percentage of average daily net assets. Each Fund, except the Portfolio Optimization Funds, pays a distribution fee as compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Funds (0.25% for Class A shares and 0.75% for Class B and C shares). Additionally, each Fund pays a shareholder servicing fee as compensation in connection with services rendered to

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

shareholders of the Funds and/or maintenance of shareholder accounts (0.25% for Class A, B, and C shares). For the Portfolio Optimization Funds, each class of shares invests in Class A shares of the Underlying Funds, which charge an annual distribution and shareholder servicing fee of 0.50% of average daily net assets without payment of a front-end sales charge. To avoid duplication of fees, the distribution and shareholder servicing fee for each class of the Portfolio Optimization Funds will be reduced by 0.50%. The Portfolio Optimization Funds’ Class A shares will not accrue a fee and Class B and Class C shares will accrue 0.50%. The fees are accrued daily.

     For the year ended March 31, 2004, the Distributor, acting as underwriter, received net commissions of $1,681,867 from the sale of Class A and Class C shares and received $47,971 in CDSC from redemptions of Class B and Class C shares.

5. TRUSTEE DEFERRED COMPENSATION PLAN

     Each Independent Trustee is eligible to participate in the Funds’ Deferred Compensation Plan (the “Plan”). The Plan allows each Independent Trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of the Funds that are payable in accordance with the Plan. A Trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation/depreciation of the Independent Trustee’s deferred compensation accounts will cause the expenses of each Fund to increase or decrease due to the market fluctuation. As of March 31, 2004, total deferred trustee compensation was $104,312.

6. DISTRIBUTIONS TO SHAREHOLDERS

     The Funds currently declare and pay dividends on net investment income at least annually, except for the PF Goldman Sachs Short Duration Bond Fund, PF PIMCO Inflation Managed Fund, the PF PIMCO Managed Bond Fund, and the PF Pacific Life Money Market Fund. Dividends are generally declared and paid monthly for the PF Goldman Sachs Short Duration Bond Fund, PF PIMCO Inflation Managed Fund, and PF PIMCO Managed Bond Fund, and are generally declared daily and paid monthly for PF Pacific Life Money Market Fund. Dividends may be declared less frequently if it is advantageous to the Funds. All realized capital gains are distributed at least annually for all Funds.

     Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies (“PFICs”), post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     The tax character of distributions paid during the year ended March 31, 2004, was as follows:

	Distributions paid from

Funds	Ordinary Income	Long-Term Capital Gain

PF Lazard International Value	$32,940	$—
PF PIMCO Inflation Managed	528,324	6,235
PF PIMCO Managed Bond	745,177	—
PF Pacific Life Money Market	24,524	—
PF Putnam Equity Income	71,425	—
PF Salomon Brothers Large-Cap Value	23,699	—

     The tax character of distributions paid during the year ended March 31, 2003 was as follows:

	Distributions paid from

Funds	Ordinary Income	Long-Term Capital Gain

PF Lazard International Value	$82,662	$—
PF MFS International Large-Cap	125,020	—
PF PIMCO Inflation Managed	31,181	—
PF PIMCO Managed Bond	1,575,720	648,128
PF Pacific Life Money Market	117,708	—
PF Putnam Equity Income	94,304	—
PF Salomon Brothers Large-Cap Value	142,777	—
PF Van Kampen Comstock	50,580	—
PF Van Kampen Mid-Cap Growth	873,540	—

     As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

Funds	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation

PF Portfolio Optimization Model A	$—	$6,369	$—	$51,641
PF Portfolio Optimization Model B	—	11,471	—	109,129
PF Portfolio Optimization Model C	—	20,018	—	254,463
PF Portfolio Optimization Model D	—	11,926	—	171,204
PF Portfolio Optimization Model E	—	2,375	—	61,240
PF AIM Blue Chip	(2,440,790)	—	—	2,031,463
PF AIM Aggressive Growth	(241,598)	—	—	1,435,537
PF Goldman Sachs Short Duration Bond	—	53,254	557	50,778
PF INVESCO Health Sciences	(1,062,455)	—	—	1,285,059

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Funds	Accumulated Capital and Other Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation

PF INVESCO Technology	$(1,334,968)	$—	$—	$1,155,653
PF Janus Growth LT	(1,480,064)	—	—	1,963,811
PF Lazard International Value	(49,666)	39,139	335,476	2,829,985
PF MFS International Large-Cap	—	97,765	306,209	843,841
PF PIMCO Inflation Managed	—	719,980	19	436,401
PF PIMCO Managed Bond	—	313,915	339,215	315,125
PF Pacific Life Money Market	(57)	16,339	—	—
PF Putnam Equity Income	(477,126)	16,667	—	1,767,057
PF Salomon Brothers Large-Cap Value	(1,521,573)	38,346	—	2,907,485
PF Van Kampen Comstock	(759,686)	16,574	—	1,710,812
PF Van Kampen Mid-Cap Growth	(3,157,073)	—	—	1,843,552

     The components of the accumulated capital and other losses as of March 31, 2004 are summarized in Note 8.

7. EXPENSE REDUCTIONS

     Pacific Life has contractually agreed to waive all or part of its investment advisory fees or administration fees, or otherwise reimburse each Fund, except the Portfolio Optimization Funds, for operating expenses (including organizational expenses, but not including investment advisory fees; distribution and service (12b-1) fees; foreign taxes on dividends, interest or gains; interest; taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation; and other expenses not incurred in the ordinary course of each Fund’s business) that exceed an annual rate of 0.45% of a Fund’s average daily net assets for the Funds through June 30, 2005, except for the PF Pacific Life Money Market Fund. The expense cap for the PF Pacific Life Money Market Fund has been reduced to 0.05% for the period July 1, 2002 through June 30, 2005. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the 0.45% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Funds, but not above the 0.45% expense cap. There is no guarantee that Pacific Life will continue to cap the expenses after June 30, 2005.

     Pacific Life has also contractually agreed to waive its administrative fee and charges for support services and otherwise reimburse each of the Portfolio Optimization Funds, for its operating expenses (including organizational expenses, but not including 12b-1 distribution and service fees; foreign taxes on dividends, interest or gains; interest; taxes; transactional expenses; extraordinary expenses such as litigation; and other expenses not incurred in the ordinary course of each of the Portfolio Optimization Fund’s business) through June 30, 2005. There is no guarantee that Pacific Life will continue to waive expenses after June 30, 2005.

     The Distributor has also agreed to waive part of its 12b-1 fees for the PF Pacific Life Money Market Fund. The total amount waived by the Distributor for the year ended March 31, 2004 was $10,234.

     The cumulative reimbursement amounts as of March 31, 2004 that are subject to repayment for each Fund are as follows:

	Expiration

Funds	2005	2006	2007

PF Portfolio Optimization Model A	$—	$—	$36,837
PF Portfolio Optimization Model B	—	—	54,940
PF Portfolio Optimization Model C	—	—	103,852
PF Portfolio Optimization Model D	—	—	110,532
PF Portfolio Optimization Model E	—	—	62,617
PF AIM Blue Chip	191,685	192,697	180,256
PF AIM Aggressive Growth	164,928	137,076	116,454
PF Goldman Sachs Short Duration Bond	—	—	30,535
PF INVESCO Health Sciences	101,705	128,537	98,080
PF INVESCO Technology	105,965	131,800	92,280
PF Janus Growth LT	201,429	181,111	148,424
PF Lazard International Value	181,009	174,426	163,749
PF MFS International Large-Cap	231,269	391,365	320,872
PF PIMCO Inflation Managed	—	35,513	164,752
PF PIMCO Managed Bond	139,799	360,805	306,150
PF Pacific Life Money Market	139,704	291,629	271,427
PF Putnam Equity Income	102,380	241,155	174,093
PF Salomon Brothers Large-Cap Value	166,357	187,014	192,635
PF Van Kampen Comstock	167,973	134,554	140,698
PF Van Kampen Mid-Cap Growth	164,483	193,070	177,748

     Pacific Life’s expense reimbursement is presented in the accompanying Statements of Operations.

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

8. FEDERAL INCOME TAX

     Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the year ended March 31, 2004 to qualify as a regulated investment company and is not required to pay Federal income tax under Regulation M of the Internal Revenue Code. Each Fund intends to continue to qualify as a regulated investment company and distribute substantially all its taxable income and capital gains to its shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

     Net capital loss carryovers and post-October capital losses, if any, as of March 31, 2004, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The estimated net capital loss carryovers, the post-October capital losses and foreign currency losses deferred, and the accumulated capital and other losses as of March 31, 2004, and the aggregate cost of investments and the composition of unrealized appreciation and depreciation on investment securities for Federal income tax purposes as of March 31, 2004, were as follows:

	Net Capital Loss Carryover			Post- October Capital Loss Deferral	Post-October Foreign Currency Loss Deferral

Funds	Expiring in 2010	Expiring in 2011	Expiring in 2012

PF Porfolio Optimization Model A	$—	$—	$—	$—	$—

PF Porfolio Optimization Model B	—	—	—	—	—

PF Porfolio Optimization Model C	—	—	—	—	—

PF Porfolio Optimization Model D	—	—	—	—	—

PF Porfolio Optimization Model E	—	—	—	—	—

PF AIM Blue Chip*	(1,040,026)	(947,027)	(390,913)	(62,824)	—

PF AIM Aggressive Growth	—	(241,598)	—	—	—

PF Goldman Sachs Short Duration Bond	—	—	—	—	—

PF INVESCO Health Sciences	—	(1,060,524)	—	—	(1,931)

PF INVESCO Technology	(13,573)	(1,197,169)	(124,089)	—	(137)

PF Janus Growth LT	—	(1,465,915)	—	—	(14,149)

PF Lazard International Value	—	—	—	—	(49,666)

PF MFS International Large-Cap	—	—	—	—	—

PF PIMCO Inflation Managed	—	—	—	—	—

PF PIMCO Managed Bond	—	—	—	—	—

PF Pacific Life Money Market	—	(37)	(19)	(1)	—

PF Putnam Equity Income	—	(327,559)	(149,567)	—	—

PF Salomon Brothers Large-Cap Value	—	(498,187)	(945,588)	(77,798)	—

PF Van Kampen Comstock	—	(495,603)	(264,083)	—	—

PF Van Kampen Mid-Cap Growth	—	(3,157,073)	—	—	—

Funds	Accumulated Capital and Other Losses	Total Cost on Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

PF Porfolio Optimization Model A	$—	$5,994,977	$53,417	$(1,776)	$51,641

PF Porfolio Optimization Model B	—	13,089,972	130,662	(21,533)	109,129

PF Porfolio Optimization Model C	—	33,803,021	338,466	(84,003)	254,463

PF Porfolio Optimization Model D	—	32,039,258	268,707	(97,503)	171,204

PF Porfolio Optimization Model E	—	18,241,650	121,693	(60,453)	61,240

PF AIM Blue Chip*	(2,440,790)	22,960,800	2,161,330	(129,867)	2,031,463

PF AIM Aggressive Growth	(241,598)	7,572,926	1,545,507	(109,970)	1,435,537

PF Goldman Sachs Short Duration Bond	—	12,947,327	50,778	—	50,778

PF INVESCO Health Sciences	(1,062,455)	5,736,879	1,294,935	(9,876)	1,285,059

PF INVESCO Technology	(1,334,968)	4,734,031	1,232,244	(76,591)	1,155,653

PF Janus Growth LT	(1,480,064)	10,957,345	2,015,353	(51,542)	1,963,811

PF Lazard International Value	(49,666)	18,257,007	2,866,924	(36,939)	2,829,985

PF MFS International Large-Cap	—	15,340,882	1,015,766	(171,925)	843,841

PF PIMCO Inflation Managed	—	25,664,592	446,855	(10,454)	436,401

PF PIMCO Managed Bond	—	22,316,311	590,463	(275,338)	315,125

PF Pacific Life Money Market	(57)	16,703,427	—	—	—

PF Putnam Equity Income	(477,126)	13,567,038	1,844,917	(77,860)	1,767,057

PF Salomon Brothers Large-Cap Value	(1,521,573)	23,858,449	3,519,387	(611,902)	2,907,485

PF Van Kampen Comstock	(759,686)	10,949,192	1,780,405	(69,593)	1,710,812

PF Van Kampen Mid-Cap Growth	(3,157,073)	18,526,018	2,053,979	(210,427)	1,843,552

*	The availability of a certain amount of this capital loss carryforward, which was acquired on December 31, 2003 in the merger with the PF Putnam Research Fund, may be limited in a given year.

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

9. RECLASSIFICATION OF ACCOUNTS

     During the year ended March 31, 2004, reclassifications have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to the reclassification of foreign currency transactions, non-deductible expenses, treatment of net operating losses, use of tax equalization, and certain differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Funds	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)

PF Portfolio Optimization Model A	$(3,123)	$3,123	$—
PF Portfolio Optimization Model B	(6,911)	6,911	—
PF Portfolio Optimization Model C	(17,572)	17,572	—
PF Portfolio Optimization Model D	(15,844)	15,844	—
PF Portfolio Optimization Model E	(8,307)	8,307	—
PF AIM Blue Chip	(239,281)	179,791	59,490
PF AIM Aggressive Growth	(120,051)	120,051	—
PF Goldman Sachs Short Duration Bond	(16,049)	16,049	—
PF INVESCO Health Sciences	(78,969)	77,037	1,932
PF INVESCO Technology	(103,738)	103,601	137
PF Janus Growth LT	(133,298)	112,010	21,288
PF Lazard International Value	—	(104,171)	104,171
PF MFS International Large-Cap	—	34,192	(34,192)
PF PIMCO Inflation Managed	(19,449)	67,785	(48,336)
PF PIMCO Managed Bond	—	505,730	(505,730)
PF Pacific Life Money Market	35,520	(35,520)	—
PF Putnam Equity Income	—	(3,596)	3,596
PF Salomon Brothers Large-Cap Value	—	(2,902)	2,902
PF Van Kampen Comstock	—	5	(5)
PF Van Kampen Mid-Cap Growth	(187,667)	187,667	—

10. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities (excluding short-term investments and the PF Pacific Life Money Market Fund since it trades exclusively in short-term debt securities) for the year ended March 31, 2004, are summarized in the following tables:

	U.S. Government Securities		Other Securities

Funds	Purchases	Sales	Purchases	Sales

PF Portfolio Optimization Model A	$—	$—	$6,301,047	$306,933
PF Portfolio Optimization Model B	—	—	13,310,654	221,604
PF Portfolio Optimization Model C	—	—	33,973,574	170,566
PF Portfolio Optimization Model D	—	—	32,170,368	131,213
PF Portfolio Optimization Model E	—	—	18,241,650	—
PF AIM Blue Chip	—	—	12,714,807	9,283,838
PF AIM Aggressive Growth	—	—	9,000,553	7,590,642
PF Goldman Sachs Short Duration Bond	22,867,423	11,159,531	—	—
PF INVESCO Health Sciences	—	—	8,033,667	8,687,825
PF INVESCO Technology	—	—	6,304,306	6,199,041
PF Janus Growth LT	101,821	39,110	5,896,900	3,806,313
PF Lazard International Value	—	—	14,221,769	8,418,656
PF MFS International Large-Cap	—	14,480	19,937,787	11,511,510
PF PIMCO Inflation Managed	102,551,263	87,402,849	199,705	—
PF PIMCO Managed Bond	93,092,531	93,370,351	4,997,764	11,672,359
PF Putnam Equity Income	1,038,306	1,388,648	9,083,503	6,535,113
PF Salomon Brothers Large-Cap Value	—	155,387	12,667,207	7,182,811
PF Van Kampen Comstock	—	—	11,728,210	8,138,314
PF Van Kampen Mid-Cap Growth	—	—	48,102,205	39,433,233

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

11. SHARES OF BENEFICIAL INTEREST

     Transactions in shares of each Fund for the years or periods ended March 31, 2004 and 2003, were as follows:

	PF Portfolio Optimization Model A Fund (1) Period ended 3/31/2004	PF Portfolio Optimization Model B Fund (1) Period ended 3/31/2004	PF Portfolio Optimization Model C Fund (1) Period ended 3/31/2004	PF Portfolio Optimization Model D Fund (1) Period ended 3/31/2004

Class A
Beginning Balances	—	—	—	—
Shares sold	221,772	562,071	1,299,854	1,335,442
Distributions reinvested	—	—	—	—
Shares redeemed	(28,937)	(49,664)	(43,707)	(14,299)

Ending Balances	192,835	512,407	1,256,147	1,321,143

Class B
Beginning Balances	—	—	—	—
Shares sold	46,564	315,298	553,922	718,780
Distributions reinvested	—	—	—	—
Shares redeemed	(2,303)	(17,729)	(1,904)	(29,766)

Ending Balances	44,261	297,569	552,018	689,014

Class C
Beginning Balances	—	—	—	—
Shares sold	391,451	555,885	1,707,775	1,315,112
Distributions reinvested	—	—	—	—
Shares redeemed	(22,261)	(27,192)	(40,939)	(54,661)

Ending Balances	369,190	528,693	1,666,836	1,260,451

	PF Portfolio Optimization Model E Fund (1) Period ended 3/31/2004	PF AIM Blue Chip Fund		PF AIM Aggressive Growth Fund		PF Goldman Sachs Short Duration Bond Fund (1) Period ended 3/31/2004
		Year ended 3/31/2004	Year ended 3/31/2003	Year ended 3/31/2004	Year ended 3/31/2003

Class A
Beginning Balances	—	983,915	991,619	585,399	658,211	—
Shares sold	824,754	1,591,780	222,273	290,771	20,830	1,363,837
Shares issued in connection with acquisition (2)	—	739,603	—	—	—	—
Distributions reinvested	—	—	—	—	—	—
Shares redeemed	(12,466)	(1,018,762)	(229,977)	(141,699)	(93,642)	(14,260)

Ending Balances	812,288	2,296,536	983,915	734,471	585,399	1,349,577

Class B
Beginning Balances	—	94,800	3,971	7,353	1,006	—
Shares sold	241,042	124,313	95,912	34,140	6,620	1,001
Shares issued in connection with acquisition (2)	—	5,075	—	—	—	—
Distributions reinvested	—	—	—	—	—	—
Shares redeemed	(1,780)	(174,885)	(5,083)	(18,071)	(273)	—

Ending Balances	239,262	49,303	94,800	23,422	7,353	1,001

Class C
Beginning Balances	—	183,681	14,112	13,495	2,168	—
Shares sold	789,592	304,661	174,163	58,980	12,247	6,221
Shares issued in connection with acquisition (2)	—	14,225	—	—	—	—
Distributions reinvested	—	—	—	—	—	—
Shares redeemed	(8,018)	(394,246)	(4,594)	(40,937)	(920)	(37)

Ending Balances	781,574	108,321	183,681	31,538	13,495	6,184

(1)	Operations commenced on December 31, 2003.

(2)	See Note 3 to Financial Statements regarding shares issued in connection with acquisition.

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PF INVESCO Health Sciences Fund		PF INVESCO Technology Fund		PF Janus Growth LT Fund		PF Lazard International Value Fund
	Year ended 3/31/2004	Year ended 3/31/2003	Year ended 3/31/2004	Year ended 3/31/2003	Year ended 3/31/2004	Year ended 3/31/2003	Year ended 3/31/2004	Year ended 3/31/2003

Class A
Beginning Balances	691,406	794,141	564,549	625,516	896,084	951,073	826,623	704,668
Shares sold	22,993	91,480	13,995	4,005	531,498	102,538	3,639,264	729,553
Distributions reinvested	—	—	—	—	—	—	2,291	7,015
Shares redeemed	(58,048)	(194,215)	(22,845)	(64,972)	(267,161)	(157,527)	(2,785,749)	(614,613)

Ending Balances	656,351	691,406	555,699	564,549	1,160,421	896,084	1,682,429	826,623

Class B
Beginning Balances	13,381	3,721	5,123	3,812	39,741	5,550	89,093	2,327
Shares sold	9,230	11,001	9,950	3,413	40,974	35,152	147,003	91,248
Distributions reinvested	—	—	—	—	—	—	294	233
Shares redeemed	(1,501)	(1,341)	(2,714)	(2,102)	(52,133)	(961)	(208,795)	(4,715)

Ending Balances	21,110	13,381	12,359	5,123	28,582	39,741	27,595	89,093

Class C
Beginning Balances	14,423	3,715	11,430	1,040	82,377	8,107	191,224	12,922
Shares sold	21,816	11,254	31,401	10,478	99,341	77,927	334,829	186,266
Distributions reinvested	—	—	—	—	—	—	682	643
Shares redeemed	(7,040)	(546)	(5,020)	(88)	(142,524)	(3,657)	(460,150)	(8,607)

Ending Balances	29,199	14,423	37,811	11,430	39,194	82,377	66,585	191,224

	PF MFS International Large-Cap Fund (1)		PF PIMCO Inflation Managed Fund (2)		PF PIMCO Managed Bond Fund		PF Pacific Life Money Market Fund
	Year ended 3/31/2004	Year ended 3/31/2003	Year ended 3/31/2004	Period ended 3/31/2003	Year ended 3/31/2004	Year ended 3/31/2003	Year ended 3/31/2004	Year ended 3/31/2003

Class A
Beginning Balances	549,549	617,508	611,735	—	1,795,231	3,357,105	13,089,685	27,053,979
Shares sold	1,514,376	494,408	1,116,158	631,493	3,557,254	1,205,919	38,550,926	7,721,450
Distributions reinvested	—	11,595	34,051	2,854	42,878	150,859	21,253	109,308
Shares redeemed	(740,740)	(573,962)	(274,182)	(22,612)	(3,500,896)	(2,918,652)	(37,033,673)	(21,795,052)

Ending Balances	1,323,185	549,549	1,487,762	611,735	1,894,467	1,795,231	14,628,191	13,089,685

Class B
Beginning Balances	7,073	2,043	15,668	—	195,812	17,592	781,809	87,858
Shares sold	39,081	5,014	238,284	15,622	186,217	180,739	1,522,624	821,580
Distributions reinvested	—	43	4,095	46	6,340	9,191	662	247
Shares redeemed	(23,071)	(27)	(194,025)	—	(295,212)	(11,710)	(1,560,988)	(127,876)

Ending Balances	23,083	7,073	64,022	15,668	93,157	195,812	744,107	781,809

Class C
Beginning Balances	9,692	1,001	46,773	—	450,834	37,632	1,073,151	74,661
Shares sold	61,657	8,802	713,335	49,393	549,872	412,387	3,533,422	1,497,246
Distributions reinvested	—	22	11,804	127	12,908	25,244	1,045	435
Shares redeemed	(51,981)	(133)	(398,636)	(2,747)	(791,929)	(24,429)	(3,651,257)	(499,191)

Ending Balances	19,368	9,692	373,276	46,773	221,685	450,834	956,361	1,073,151

(1)	On December 31, 2003, PF MFS Global Growth Fund changed its name to PF MFS International Large-Cap Fund.

(2)	Operations commenced on December 31, 2002.

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PF Putnam Equity Income Fund		PF Salomon Brothers Large-Cap Value Fund		PF Van Kampen Comstock Fund (1)		PF Van Kampen Mid-Cap Growth Fund (1)
	Year ended 3/31/2004	Year ended 3/31/2003	Year ended 3/31/2004	Year ended 3/31/2003	Year ended 3/31/2004	Year ended 3/31/2003	Year ended 3/31/2004	Year ended 3/31/2003

Class A
Beginning Balances	1,114,198	1,041,437	1,499,384	1,807,799	652,997	786,021	1,046,112	1,018,038
Shares sold	385,399	86,086	1,580,175	357,374	521,760	48,543	1,836,920	261,651
Distributions reinvested	6,403	9,997	1,990	14,406	—	4,947	—	121,267
Shares redeemed	(149,408)	(23,322)	(767,438)	(680,195)	(124,472)	(186,514)	(587,899)	(354,844)

Ending Balances	1,356,592	1,114,198	2,314,111	1,499,384	1,050,285	652,997	2,295,133	1,046,112

Class B
Beginning Balances	33,716	1,255	122,759	13,840	24,782	9,208	99,558	7,378
Shares sold	39,272	33,524	142,984	114,122	41,480	17,823	148,639	93,422
Distributions reinvested	169	113	154	256	—	39	—	1,081
Shares redeemed	(52,093)	(1,176)	(214,580)	(5,459)	(25,927)	(2,288)	(184,612)	(2,323)

Ending Balances	21,064	33,716	51,317	122,759	40,335	24,782	63,585	99,558

Class C
Beginning Balances	68,200	3,885	259,334	22,297	9,186	1,846	194,145	10,382
Shares sold	108,516	66,711	365,282	244,853	67,612	10,745	357,590	187,003
Distributions reinvested	482	298	336	864	—	64	—	3,296
Shares redeemed	(119,124)	(2,694)	(506,823)	(8,680)	(56,662)	(3,469)	(430,890)	(6,536)

Ending Balances	58,074	68,200	118,129	259,334	20,136	9,186	120,845	194,145

(1)	On May 1, 2003, the PF Janus Strategic Value Fund and the PF MFS Mid-Cap Growth Fund changed their names to PF Van Kampen Comstock Fund and PF Van Kampen Mid-Cap Growth Fund, respectively.

     As of March 31, 2004, Pacific Life owned a percentage of the aggregate of Classes A, B, and C shares outstanding of each of the following Funds:

PF AIM Blue Chip	28.3%
PF AIM Aggressive Growth	63.8%
PF Goldman Sachs Short Duration Bond	33.2%
PF INVESCO Health Sciences	70.9%
PF INVESCO Technology	82.5%
PF Janus Growth LT	40.8%
PF Lazard International Value	28.6%
PF MFS International Large-Cap	37.5%
PF PIMCO Inflation Managed	27.2%
PF Pacific Life Money Market	31.0%
PF Putnam Equity Income	70.7%
PF Salomon Brothers Large-Cap Value	20.4%
PF Van Kampen Comstock	45.5%
PF Van Kampen Mid-Cap Growth	23.0%

12. TRANSACTIONS WITH AFFILIATES

     The Funds have incurred $1,432,214 of investment advisory fees, $685,546 of administration fees, and $171,384 of support services expenses (not including $94,613, $33,115, and $17,386, respectively, incurred by the Acquired Fund - see Note 3) payable to Pacific Life, for the year ended March 31, 2004. As of March 31, 2004, $162,778, $98,285, and $42,324, respectively, remained payable. For the year ended March 31, 2004, the Funds also incurred $1,113,199 (not including $47,936 incurred by the Acquired Fund) of distribution expenses payable to the Distributor under the distribution and service (12b-1) plans. As of March 31, 2004, $132,112 remained payable.

PACIFIC FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

As of March 31, 2004, each of the Portfolio Optimization Funds owned a percentage of the total (aggregate of Classes A, B and C) shares outstanding of each of the following Underlying Funds, as applicable:

	Portfolio Optimization Funds

Underlying Fund	Portfolio Optimization Model A	Portfolio Optimization Model B	Portfolio Optimization Model C	Portfolio Optimization Model D	Portfolio Optimization Model E

PF AIM Blue Chip	0.96%	5.20%	14.77%	19.09%	12.32%
PF AIM Aggressive Growth	N/A	N/A	N/A	10.68%	8.10%
PF Goldman Sachs Short Duration Bond	11.87%	15.37%	27.28%	11.76%	N/A
PF Janus Growth LT	N/A	N/A	7.98%	12.63%	11.50%
PF Lazard International Value	1.12%	4.89%	17.36%	22.43%	13.63%
PF MFS International Large-Cap	0.76%	3.33%	15.04%	20.36%	15.07%
PF PIMCO Inflation Managed	3.23%	7.10%	16.63%	7.89%	N/A
PF PIMCO Managed Bond	5.55%	9.84%	19.41%	11.33%	2.42%
PF Pacific Life Money Market	7.34%	9.61%	6.21%	N/A	N/A
PF Putnam Equity Income	N/A	N/A	6.64%	8.40%	4.78%
PF Salomon Brothers Large-Cap Value	1.33%	6.26%	16.12%	15.32%	9.39%
PF Van Kampen Comstock	1.44%	4.17%	10.75%	12.75%	7.25%
PF Van Kampen Mid-Cap Growth	0.62%	3.38%	19.20%	19.87%	15.07%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of
Pacific Funds:

          We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Funds comprised of the Portfolio Optimization Funds (PF Optimization Model A, PF Optimization Model B, PF Optimization Model C, PF Optimization Model D, and PF Optimization Model E) (collectively the “Portfolio Optimization Funds”), and the PF AIM Blue Chip Fund, PF AIM Aggressive Growth Fund, PF Goldman Sachs Short Duration Bond Fund, PF INVESCO Health Sciences Fund, PF INVESCO Technology Fund, PF Janus Growth LT Fund, PF Lazard International Value Fund, PF MFS International Large-Cap Fund (formerly PF MFS Global Growth Fund), PF PIMCO Inflation Managed Fund, PF PIMCO Managed Bond Fund, PF Pacific Life Money Market Fund, PF Putnam Equity Income Fund, PF Salomon Brothers Large-Cap Value Fund, PF Van Kampen Comstock Fund (formerly PF Janus Strategic Value Fund), and PF Van Kampen Mid-Cap Growth Fund (formerly PF MFS Mid-Cap Growth Fund) (collectively the “Funds”) as of March 31, 2004, the related statements of operations for the year then ended, (as to the Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund, for the period from commencement of operations through March 31, 2004), the statements of changes in net assets for each of the two years in the period then ended (as to the PF PIMCO Inflation Managed Fund, for the year ended March 31, 2004, and for the period from commencement of operations through March 31, 2003, and as to the Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund, for the period from commencement of operations through March 31, 2004), and the financial highlights for the three periods from commencement of operations through March 31, 2004. These financial statements and financial highlights are the responsibility of the Portfolio Optimization Funds’ and the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of the Funds for the years or periods ended March 31, 2002 and 2003 were audited by other auditors with reports dated May 16, 2002 and May 2, 2003, respectively, expresses an unqualified opinion on those financial statements and financial highlights.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of March 31, 2004, the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, PA May 14, 2004

F-1

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PACIFIC FUNDS
ADDITIONAL INFORMATION
(UNAUDITED)

TAX INFORMATION

     For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) for each of the Funds that qualifies for the dividends-received deductions is as follows:

Funds	Percentage

PF Putnam Equity Income	100.00%
PF Salomon Brothers Large-Cap Value	100.00%

     The PF PIMCO Inflation Managed Fund designated $6,235 as long-term capital gain dividend during the year ended March 31, 2004.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Upon the recommendation of the Audit Committee, the Board, including the Independent Trustees, who are not “interested persons” of the Funds, selected Deloitte & Touche LLP to replace Ernst & Young LLP (“E&Y”) as the Funds’ independent auditors, effective for the year ended March 31, 2004. E&Y’s reports on the Funds’ financial statements for the fiscal years ended March 31, 2002 and 2003 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope, or accounting principles. During the periods or year ended March 31, 2002 and 2003 and the interim period commencing April 1, 2003 and ended June 25, 2003, (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of disagreements in connection with its report on the Funds’ financial statements for such year, and (ii) there were no ‘reportable events’ of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

SPECIAL MEETING OF SHAREHOLDERS

     In accordance with Rule 30e-1(b), under the 1940 Act, the Funds are required to furnish certain information regarding any matters submitted to a vote of the Funds’ shareholders.

     Shareholders of record on December 1, 2003, representing 802,295.165 shares of the PF Putnam Research Fund, were notified that a Special Meeting of Shareholders (the “Meeting”) would be held at the offices of the Funds on December 31, 2003. 92.028% of the outstanding shares of the PF Putnam Research Fund were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting is outlined as follows:

     Proposal:

     To approve or disapprove a Plan of Reorganization providing for the acquisition of all the assets and liabilities of the PF Putnam Research Fund by the PF AIM Blue Chip Fund, in exchange for shares of the PF AIM Blue Chip Fund.

Votes For		Votes Against		Abstentions		Outstanding Shares Number
Number	Percent*	Number	Percent*	Number	Percent*

737,085.552	91.872%	0.000	0.000%	1,250.490	0.156%	802,295.165

     * Based on total shares outstanding.

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PACIFIC FUNDS
TRUSTEES AND OFFICERS INFORMATION
(UNAUDITED)

     The business and affairs of the Funds are managed under the direction of the Board of Trustees under the Pacific Funds’ Declaration of Trust. Information pertaining to the trustees and officers of the Funds is set forth below. Trustees who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Funds and thus are referred to as “Interested Persons”, because of their positions with Pacific Life. The Funds’ Statement of Additional Information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling the Funds toll-free at 1-800-722-2333.

The address of each trustee and officer, is c/o Pacific Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served	Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios/Funds in Fund Complex Overseen (1)

INDEPENDENT TRUSTEES

Lucie H. Moore, 47	Trustee since 6/13/01	Trustee of Pacific Select Fund; Former partner (1994) with Gibson, Dunn & Crutcher (Law).	52

Richard L. Nelson, 74	Trustee since 6/13/01	Trustee of Pacific Select Fund; Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Director (2000) of Wynn’s International, Inc. (Industrial); Retired Partner (1983) with Ernst & Young LLP (Accounting and Auditing).	52

Lyman W. Porter, 74	Trustee since 6/13/01	Trustee of Pacific Select Fund; Professor Emeritus of Management in the Graduate School of Management at the University of California, Irvine; Member of the Board of Trustees of the American University of Armenia; Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds; Multi-Manager Series; Former Member (1995) of the Academic Advisory Board of the Czechoslovak Management Center; Former Dean (1983) of the Graduate School of Management, University of California, Irvine.	52

Alan Richards, 74	Trustee since 6/13/01	Trustee of Pacific Select Fund; Chairman of the Board and Director, NETirement.com, Inc. (Retirement Planning Software); Chairman of of IBIS Capital, LLC (Financial); Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds; Multi-Manager Series; Former Director (1998) of Western National Corporation (Insurance Holding Company); Retired Chairman (1986) of E.F. Hutton Insurance Group; Former Director (1986) of E.F. Hutton and Company, Inc. (Financial).	52

G. Thomas Willis, 62	Trustee since 3/18/04	Trustee of Pacific Select Fund; Retired Partner (2002) of PricewaterhouseCoopers LLP(Accounting and Auditing).	52

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PACIFIC FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(UNAUDITED)

Name and Age	Position(s) with the Fund and Length of Time Served	Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Portfolios/Funds in Fund Complex Overseen (1)

INTERESTED PERSONS

Thomas C. Sutton, 61	Chairman of the Board and Trustee since 6/13/01	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; Chairman of the board and Trustee of Pacific Select Fund; Former Director of Newhall Land & Farming (2004); Director of The Irvine Company (Real Estate); Director of Edison International(Utilities); Former Management Board Member of PIMCO Advisors L.P. (1997); Former Equity Board Member of PIMCO Advisors L.P. (1997).	52

Glenn S. Schafer, 54	President and Trustee since 6/13/01	President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; President of Pacific Select Fund; Director of Beckman Coulter, Inc. (Manufacturer of Bio-medical diagnostic systems), Former Management Board Member of PIMCO Advisors L.P. (2000); Former Equity Board Member of PIMCO Advisors L.P. (1997).	52

Brian D. Klemens, 47	Vice President and Treasurer since 6/13/01	Vice President and Treasurer of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life (12/98 to present); Assistant Vice President and Assistant Controller (4/94 to 12/98) of Pacific Life; and Vice President and Treasurer of Pacific Select Fund.	52

Diane N. Ledger, 64	Vice President and Assistant Secretary since 6/13/01	Vice President, Variable Regulatory Compliance of Pacific Life and Pacific Life & Annuity Company, and Vice President and Assistant Secretary of Pacific Select Fund.	52

Robin S. Yonis, 49	Vice President and General Counsel since 6/13/01	Assistant Vice President and Investment Counsel of Pacific Life.	20

Audrey L. Milfs, 57	Secretary since 6/13/01	Vice President, Director and Secretary of Pacific Life; Vice President and Secretary of Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries of Pacific Life; and Secretary of Pacific Select Fund.	52

(1)	As of the close of business on March 31, 2004, the “Fund Complex” consisted of Pacific Funds (20 Funds) and Pacific Select Fund (32 portfolios).

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PACIFIC FUNDS
ANNUAL REPORT
as of March 31, 2004

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
25th Floor
Philadelphia, PA 19103

COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

PACIFIC FUNDS
P.O. Box 9768
Providence, RI  02940-9768

ADDRESS SERVICE REQUESTED

3012-4A

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics referenced in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics referenced in 2(a) above were granted.

A copy of this code of ethics is filed as Exhibit 11(a) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is retired partner of PricewaterhouseCoopers LLP.

Item 4.	Principal Accountant Fees and Services.

(a) The aggregate audit fees billed to The Registrant for fiscal year ended March 31, 2003 by Ernst & Young LLP, the Registrant’s principal accountant at that time were $109,500 and for March 31, 2004 by Deloitte & Touche LLP, the Registrant’s current principal accountant were $157,500.

(b) Audit-Related Fees. There were no audit-related fees billed to the Registrant for the last two fiscal years by the principal accountants.

(c) Tax Fees. The aggregate fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the fiscal year ended March 31, 2003 by Ernst & Young LLP, the Registrant’s principal accountant at that time, were $26,815 and for March 31, 2004 by Deloitte & Touche LLP, the Registrant’s current principal accountant, were $0.

(d) All Other Fees. None.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to the Registrant. Before the Auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Registrant; or

(ii)	The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals; any matter approved by the delegated member shall be presented to the full Audit Committee at its next scheduled meeting.

(iii)	De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of revenues paid by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person) to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. If the nature of the services provided have a direct impact on the operations or financial reporting of the Registrant, the Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant.

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the fiscal year ended March 31, 2003 by Ernst & Young LLP, the Registrant’s principal accountant at the time, and for the fiscal year ended March 31, 2004 by Deloitte & Touche LLP, the Registrant’s current principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $43,561 and $276,282, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountants’ independence.

Item 5.	Audit Committee of Listed Registrants—not applicable

Item 6.	(Reserved)

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable

Item 8.	(Reserved)

Item 9.	There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 10.	Controls and Procedures

(a)	The Chairman of the Board, President and Treasurer have evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act) and (a) concluded to recommend enhancements to Registrant’s Board of Trustees to (1) allocate responsibility and coordinate the gathering of information required by Item 5(a) of Form N-1A, and (2) enhance quality control procedures, and (b) concluded that the enhanced procedures are designed to ensure that information required to be disclosed on the Registrant’s reports on Form N-CSR is accumulated and communicated to them by appropriate persons to allow timely decisions regarding required disclosure, and is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11.	Exhibits

(a)	Code of ethics that is subject to the disclosure of Item 2 hereof.

(b)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.